UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07239
Name of Registrant:	Vanguard Horizon Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: September 30
Date of reporting period: October 1, 2011 – September 30, 2012
Item 1: Reports to Shareholders

Annual Report | September 30, 2012

Vanguard Strategic Equity Fund

> Vanguard Strategic Equity Fund returned 30.32% for the fiscal year ended

September 30, 2012.

> The fund’s return outpaced the 28.86% return posted by its benchmark index and the 25.91% average return of peer-group funds.

> Bright spots in the portfolio included stock selections in the energy, materials,

and information technology sectors.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	10
Performance Summary.	11
Financial Statements.	13
Your Fund’s After-Tax Returns.	26
About Your Fund’s Expenses.	27
Glossary.	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2012

Total
Returns
Vanguard Strategic Equity Fund	30.32%
MSCI US Small + Mid Cap 2200 Index	28.86
Mid-Cap Core Funds Average	25.91
Mid-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
September 30, 2011, Through September 30, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Strategic Equity Fund	$16.30	$21.02	$0.196	$0.000

1

Chairman’s Letter

Dear Shareholder,

Vanguard Strategic Equity Fund fully participated in the stock market rally that took place during the 12 months ended September 30, 2012. The fund returned 30.32%, its highest annual return in nine years. That exceeded the 28.86% return of its benchmark, the MSCI US Small + Mid Cap 2200 Index, and the 25.91% average return of its peer group.

Whether the stock market is rising or falling, the fund’s advisor has a twofold task in selecting stocks for the portfolio: to outpace the returns of the fund’s benchmark sectors and to maintain, for each sector, a risk profile similar to the benchmark’s. To do so, the advisor,

Vanguard Equity Investment Group, relies on computer models that focus on key characteristics that influence a stock’s long-term performance, such as valuation levels, the sustainability of earnings, and balance-sheet strength. The advisor was particularly successful in energy, materials, and information technology but less so in the health care, industrial, and consumer discretionary sectors.

Note: If you hold shares in a taxable account, you may wish to review the table and discussion of after-tax returns for the fiscal year, based on the highest tax bracket, later in this report.

Stocks notched a powerful rally, with help from central bankers

U.S. stocks surged 30% in the 12 months ended September 30, 2012, outpacing the gains of their international counterparts. The rally came amid moves by U.S. and

2

European central bankers to quiet—at least temporarily—investors’ concerns about the U.S. economy and the finances of Euro-pean governments and banks.

U.S. stocks were the standouts, but European and emerging markets stocks also posted double-digit results. The developed markets of the Pacific region were the weakest performers but still recorded a modest advance.

In July, the president of the European Central Bank declared that policymakers would do whatever was needed to preserve the euro common currency.

That pronouncement was encouraging to investors, but Europe’s financial troubles are by no means resolved. Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening continues in the face of weak economic growth.

Bonds produced solid returns; future results may be more muted

Bonds once again advanced; the broad

U.S. taxable market returned about 5% for the 12 months. Among U.S. Treasuries, long-term bonds were particularly strong as they benefited from the Federal Reserve’s bond-buying program.

Market Barometer

	Average Annual Total Returns
	Periods Ended September 30, 2012
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	30.06%	13.27%	1.22%
Russell 2000 Index (Small-caps)	31.91	12.99	2.21
Dow Jones U.S. Total Stock Market Index	30.00	13.29	1.53
MSCI All Country World Index ex USA (International)	14.48	3.17	-4.12

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.16%	6.19%	6.53%
Barclays Municipal Bond Index (Broad tax-exempt market)	8.32	5.99	6.06
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.63

CPI
Consumer Price Index	1.99%	2.33%	2.11%

3

As bond prices rose, the yield of the 10-year U.S. Treasury note fell to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.) By the end of the period, the yield had climbed, but it still remained low by historical standards.

Bondholders have enjoyed years of strong returns. But as Tim Buckley, our incoming chief investment officer, has noted, investors shouldn’t be surprised if future results are much more modest. As yields tumble, the scope for further declines—and price increases—diminishes.

The Federal Reserve announced on September 13 that it would continue to hold its target for short-term interest rates between 0% and 0.25% at least through mid-2015. The exceptionally low rates, in place since late 2008, kept a tight lid on returns from money market funds and savings accounts.

Energy stocks stood out in contributing to results

The advisor’s computer models (described in the Advisor’s Report that follows this letter) serve as a filter for stocks with the strong financial characteristics that can produce outstanding results over time.

Unlike with mutual funds that pay less attention to risk control, the approach aims to produce a lot of “singles,” rather than “home runs.”

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Strategic Equity Fund	0.33%	1.28%

The fund expense ratio shown is from the prospectus dated January 26, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2012, the fund’s expense ratio was 0.29%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Mid-Cap Core Funds.

4

In trying to outperform the fund’s benchmark, Vanguard Equity Investment Group made particularly effective stock selections among companies in the entire energy-supply chain, from exploration to marketing. Selections in materials, especially among chemical manufacturers, also paid off. Information technology stocks were another major contributor to relative results; these included semi-conductor firms and companies that provide computer storage and peripheral equipment. Declines among computer hardware manufacturers somewhat offset these gains. Despite double-digit results in many cases, the fund’s holdings in the health care, industrial, and consumer discretionary sectors underperformed their benchmark counterparts.

Some of these less successful holdings included biotechnology companies and providers of health care equipment, supplies, and services. Machinery and electric equipment makers dampened industrial sector returns, as did service firms, such as providers of office services and human resources consultants. In consumer discretionary, good selections among retail, restaurant, and leisure-industry stocks could not offset disap-pointing results from home-furnishing and home-building companies.

Total Returns
Ten Years Ended September 30, 2012
Average
Annual Return
Strategic Equity Fund	9.27%
Spliced Small and Mid Cap Index	11.14
Mid-Cap Core Funds Average	9.18
For a benchmark description, see the Glossary.
Mid-Cap Core Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Over a decade, results have been mixed for the fund

The Strategic Equity Fund’s subpar performance during the 2008–2009 financial crisis and, to a lesser extent, the subsequent recovery is reflected in its mixed results over the past ten years.

The fund’s average annual return over that time is a solid 9.27%; that’s higher than the 8.77% return of the broad stock market, as measured by the Dow Jones U.S. Total Stock Market Index, and the 9.18% average return of peer funds.

But the Strategic Equity Fund lagged its benchmark, which returned 11.14% over the decade.

The fund’s strategies, and indeed those of many active stock pickers, were not especially effective in the years surrounding the crisis. Investing styles and strategies occasionally move in and out of favor, and the ten-year period includes a lengthy stretch when your fund’s approach was out of step with the market. With any actively managed fund, occasional periods of weakness can be thought of as the price we pay for the potential to outperform. We remain confident that the methodology used by Vanguard Equity Investment Group will, over time, accomplish the goal of maintaining the risk profile of the fund’s benchmark while providing competitive returns.

The lessons of the financial crisis remain relevant four years later

In September, the end of your fund’s fiscal year, we marked the fourth anniversary of Lehman Brothers’ collapse, the start of the 2008–2009 financial crisis. When the Lehman news broke, I was speaking to institutional clients at an event in Washington, D.C., all of three weeks into my new role as Vanguard’s CEO.

In the ensuing months, I was struck both by how fortunate I was to work with a great team of Vanguard “crew” and by the remarkable steadiness demonstrated by our clients. Many clients experienced significant losses, but signs of panic were few. On balance, they remained committed to their long-term investment programs and managed to benefit from the financial markets’ subsequent recovery.

As the crisis recedes further in time, it’s important not to lose sight of the lessons that it illuminated about investing and sound financial practices generally. First among those lessons is that diversification does work. Diversification didn’t immunize investors from the market’s decline, but it certainly helped to insulate them from the worst of it.

Second, saving money and living within your means are critical. Investors are acting on this lesson as they pay off debt, which

6

is a form of saving, and increase their savings rates from the dangerously low levels that prevailed before the crisis.

Third, having the courage to stick with a sound investment plan—as so many of our clients did—is important during volatile, uncertain times. Investors who resisted the urge to bail out of stocks at the depths of the crisis have largely been rewarded in the succeeding years.

I am very optimistic that, if investors embrace these lessons, they can give themselves a better chance of reaching their long-term goals. As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 17, 2012

7

Advisor’s Report

For the 12-month period that ended September 30, 2012, the Strategic Equity Fund returned 30.32%, outperforming the 28.86% return of its benchmark MSCI US Small + Mid Cap 2200 Index during a fiscal year that presented very different halves.

In the first six months, mid- and small-capitalization stocks rose more than 28%. By the second half, the market’s momentum had slowed dramatically, and mid-and small-cap stocks moved ahead by less than 1%. Mid- and small-cap stocks, the focus of your investment in the fund, underperformed the broad market MSCI US Investable Market 2500 Index for the full year by more than 1 percentage point. All ten sector groups generated positive returns within the benchmark, but the index’s results were best among health care, materials, and consumer discretionary companies. Telecommunications and consumer staples were the laggards within the small- and mid-cap universe.

Equity markets have staged quite a rally since last fall, but investor unease and economic worries are still prominent.

A “fiscal cliff” scenario could send the United States into recession if not resolved, and investors are concerned anew about the Eurozone crisis and slowing growth in China. Add to that stagnant employment, election-year uncertainty, and a lack of clarity on corporate profits, and it’s easy to see why investors’ appetite for riskier assets may be put on hold for a while. Market volatility declined substantially during this period, but it is likely to persist amid our unresolved budget, deficit, and employment problems and anemic world economic growth.

These macro factors affect overall portfolio performance, but our approach to investing focuses on specific stock fundamentals and employs five components:

• Valuation, which measures the price we pay for earnings and cash flows.

• Growth, which considers the growth of earnings as a factor in how much we pay for them.

• Management decisions, which assesses the actions taken by company management that signal its informed opinions of a firm’s prospects and earnings.

• Market sentiment, which captures how investors reflect their opinions of a company through their activity in the market.

• Quality, which measures balance-sheet strength and the sustainability of earnings.

Using these components, we control risk by neutralizing our exposure to market capitalization, volatility, and industry risks relative to our benchmark. In our view, the rewards available do not justify such risk exposures. The effect of these risk controls can be seen by analyzing the fund’s tracking error—a measure of relative performance volatility. The trailing three-year tracking error of 2.44% is well within an acceptable range given this fund’s risk tolerance.

8

The results from our stock-selection model continued a trend from the first six months of the fiscal year. Our quality and management decisions signals remained effective in distinguishing outperformers from underperformers, but our valuation and market sentiment indicators detracted from results. The portfolio experienced modest gains from our growth signal.

The model’s effectiveness over the period across sectors was strong, as we produced positive stock-selection results in seven of the ten sectors in the benchmark. The sectors with the best absolute returns in the portfolio were materials (+54%), energy (+51%), and financials (+35%). Those with the weakest were utilities (+20%), telecommunications (+19%), and consumer staples (+19%).

Among individual stocks, the largest contributors came from overweight positions in Tesoro, United Rentals, and Western Refining. Comparing the portfolio’s performance with that of its benchmark, we benefited from underweighting or avoiding poor performers such as Green Mountain Coffee Roasters, Alpha Natural Resources, and Rovi.

Unfortunately, we could not avoid all bad performers. Overweights in Goodyear Tire & Rubber, Tempur-Pedic International, and Regeneron Pharmaceuticals directly lowered performance. Also, underweighting companies such as Equinix, Pharmasset, and Roper Industries that our model’s fundamentals did not positively identify hurt our overall relative outperformance.

Although we cannot predict with certainty the impact of broader political or economic events, we are confident that the stock market will provide worthwhile returns for long-term investors. With that in mind, we believe that equity exposure will continue to play an important part in a diversified investment plan.

We thank you for your investment and look forward to the new fiscal year.

James D. Troyer, CFA
Principal and Portfolio Manager

James P. Stetler
Principal and Portfolio Manager

Michael R. Roach, CFA
Portfolio Manager

Vanguard Equity Investment Group

October 22, 2012

9

Strategic Equity Fund

Fund Profile
As of September 30, 2012

Portfolio Characteristics
		MSCI US
		Small +	DJ
		Mid Cap	U.S. Total
		2200	Market
	Fund	Index	Index
Number of Stocks	390	2,174	3,638
Median Market Cap	$3.6B	$4.2B	$35.6B
Price/Earnings Ratio	14.6x	20.8x	17.0x
Price/Book Ratio	2.1x	2.0x	2.2x
Return on Equity	10.9%	11.8%	18.0%
Earnings Growth Rate	9.4%	7.9%	10.4%
Dividend Yield	1.5%	1.5%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	67%	—	—
Ticker Symbol	VSEQX	—	—
Expense Ratio[1]	0.33%	—	—
30-Day SEC Yield	1.19%	—	—
Short-Term Reserves	0.3%	—	—

Sector Diversification (% of equity exposure)
		MSCI US
		Small +	DJ
		Mid Cap	U.S. Total
		2200	Market
	Fund	Index	Index
Consumer Discretionary 17.2%		16.5%	12.0%
Consumer Staples	3.3	4.1	9.5
Energy	6.7	7.1	10.4
Financials	19.9	19.8	16.0
Health Care	11.1	11.2	11.9
Industrials	13.3	13.7	10.6
Information Technology	15.9	15.3	19.2
Materials	7.0	6.5	3.9
Telecommunication
Services	0.6	1.0	2.9
Utilities	5.0	4.8	3.6

Volatility Measures
	MSCI US
	Small +	DJ
	Mid Cap	U.S. Total
	2200	Market
	Index	Index
R-Squared	0.99	0.94
Beta	1.02	1.18
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
CF Industries Holdings	Fertilizers &
Inc.	Agricultural
Chemicals
Watson Pharmaceuticals
Inc.	Pharmaceuticals
Seagate Technology plc	Computer Storage &
Peripherals
Eastman Chemical Co.	Diversified Chemicals
AmerisourceBergen	Health Care
Corp. Class A	Distributors
Tesoro Corp.	Oil & Gas Refining &
Marketing
O'Reilly Automotive Inc.	Automotive Retail
KLA-Tencor Corp.	Semiconductor
Equipment
Polaris Industries Inc.	Leisure Products
Torchmark Corp.	Life & Health
Insurance
Top Ten
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 26, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2012, the expense ratio was 0.29%.

10

Strategic Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2002, Through September 30, 2012
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended September 30, 2012
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Strategic Equity Fund	30.32%	0.23%	9.27%	$24,275
••••••••	Spliced Small and Mid Cap Index	28.86	2.49	11.14	28,742
– – – –	Mid-Cap Core Funds Average	25.91	1.41	9.18	24,077
	Dow Jones U.S. Total Stock Market
	Index	30.00	1.53	8.77	23,184
For a benchmark description, see the Glossary.
Mid-Cap Core Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

11

Strategic Equity Fund

Fiscal-Year Total Returns (%): September 30, 2002, Through September 30, 2012

For a benchmark description, see the Glossary.

12

Strategic Equity Fund

Financial Statements

Statement of Net Assets
As of September 30, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.4%)[1]
Consumer Discretionary (17.2%)
*	O’ReillyAutomotive Inc.	380,300	31,801
	Polaris Industries Inc.	372,782	30,147
	Virgin Media Inc.	987,500	29,072
	Harley-Davidson Inc.	670,600	28,413
	Dillard’s Inc. Class A	365,570	26,438
	Wyndham Worldwide Corp.	490,100	25,720
	Advance Auto Parts Inc.	367,800	25,172
*	PulteGroup Inc.	1,521,500	23,583
	ExpediaInc.	396,150	22,913
^	Garmin Ltd.	435,200	18,165
*	Fifth & Pacific Cos. Inc.	1,332,600	17,031
	Gannett Co. Inc.	951,600	16,891
	Brinker International Inc.	476,650	16,826
^	Buckle Inc.	361,100	16,405
	Domino’s Pizza Inc.	375,720	14,165
	Dana Holding Corp.	1,129,300	13,890
*	Coinstar Inc.	302,190	13,593
	Foot Locker Inc.	361,800	12,844
^	Regal Entertainment Group
	Class A	887,800	12,491
	Jarden Corp.	231,300	12,222
	Thor Industries Inc.	251,500	9,135
	Bob Evans Farms Inc.	206,751	8,090
*	Conn’s Inc.	358,900	7,914
^	Sturm Ruger & Co. Inc.	159,800	7,909
*	Tenneco Inc.	277,995	7,784
	PVH Corp.	75,000	7,029
	Ross Stores Inc.	108,024	6,978
	Starwood Hotels & Resorts
	Worldwide Inc.	117,300	6,799
	CheesecakeFactory Inc.	185,500	6,632
	Ameristar Casinos Inc.	367,800	6,547
	PetSmart Inc.	93,700	6,463
	Sinclair Broadcast Group
	Inc. Class A	502,640	5,635
	Newell Rubbermaid Inc.	261,600	4,994
*	Francesca’s Holdings Corp.	151,200	4,646

	American Eagle
	Outfitters Inc.	199,000	4,195
*	ExpressInc.	251,500	3,727
	Rent-A-Center Inc.	103,400	3,627
*	Vitamin Shoppe Inc.	54,800	3,196
	Aaron’s Inc.	106,200	2,953
*	Smith & Wesson
	Holding Corp.	264,300	2,910
	Scholastic Corp.	78,000	2,479
	Pier 1 Imports Inc.	125,900	2,359
*	Goodyear Tire & Rubber Co.	184,600	2,250
*	Arctic Cat Inc.	49,700	2,061
*	Dollar Tree Inc.	41,000	1,979
*	Lamar Advertising Co.
	Class A	53,300	1,975
	Blyth Inc.	74,600	1,939
*	Liberty Interactive Corp.
	Class A	104,300	1,930
	Brunswick Corp.	81,700	1,849
	Service Corp. International	128,200	1,726
	Cinemark Holdings Inc.	68,200	1,530
*	LeapFrog Enterprises Inc.	167,900	1,514
	Hot Topic Inc.	172,600	1,502
*	AFC Enterprises Inc.	60,045	1,477
	Brown Shoe Co. Inc.	91,600	1,468
*	Red Robin Gourmet
	Burgers Inc.	43,300	1,410
	Regis Corp.	63,400	1,165
*	Journal Communications
	Inc. Class A	215,261	1,119
	Cato Corp. Class A	36,294	1,078
			557,755
Consumer Staples (3.3%)
*	Dean Foods Co.	1,599,704	26,155
	Beam Inc.	280,100	16,117
	Herbalife Ltd.	315,978	14,977
	B&G Foods Inc. Class A	471,620	14,295
*	Monster Beverage Corp.	204,254	11,062
	Lancaster Colony Corp.	108,519	7,949

13

Strategic Equity Fund

			Market
			Value
		Shares	($000)
	Safeway Inc.	276,000	4,441
	Universal Corp.	75,400	3,839
	Nu Skin Enterprises Inc.
	Class A	69,900	2,714
	Ingredion Inc.	40,600	2,240
	Cal-Maine Foods Inc.	26,000	1,169
*	Boston Beer Co. Inc.
	Class A	9,800	1,097
*	Pilgrim’s Pride Corp.	189,900	970
*	Central Garden and
	Pet Co. Class A	60,800	735
			107,760
Energy (6.7%)
	Tesoro Corp.	762,400	31,945
	Western Refining Inc.	1,042,300	27,287
	Core Laboratories NV	192,000	23,324
	Helmerich & Payne Inc.	482,092	22,952
	Energy XXI Bermuda Ltd.	471,000	16,461
*	Rosetta Resources Inc.	311,645	14,928
*	Helix Energy Solutions
	Group Inc.	676,100	12,352
*	Denbury Resources Inc.	616,800	9,968
	HollyFrontier Corp.	219,200	9,046
*	Stone Energy Corp.	323,212	8,119
	Delek US Holdings Inc.	202,400	5,159
*	Plains Exploration &
	Production Co.	114,300	4,283
*	Vaalco Energy Inc.	460,100	3,934
	Energen Corp.	65,600	3,438
*	Oil States International Inc.	41,500	3,298
	Crosstex Energy Inc.	212,475	2,981
*	EPLOil & Gas Inc.	145,100	2,944
*	Rentech Inc.	1,113,900	2,740
*	Hornbeck Offshore
	Services Inc.	70,000	2,566
*	OYO Geospace Corp.	17,250	2,112
*	Nabors Industries Ltd.	148,100	2,078
*	ION Geophysical Corp.	280,100	1,944
*	Contango Oil & Gas Co.	33,800	1,661
	Alon USA Energy Inc.	118,200	1,619
	Berry Petroleum Co. Class A	18,800	764
			217,903
Financials (19.7%)
	Torchmark Corp.	583,995	29,988
*	Arch Capital Group Ltd.	653,726	27,247
	Discover Financial Services	670,025	26,620
*	World Acceptance Corp.	338,783	22,851
	KeyCorp	2,599,930	22,723
	American Financial
	Group Inc.	539,689	20,454
	Host Hotels &
	Resorts Inc.	1,097,100	17,608
	NASDAQ OMX Group Inc.	729,200	16,987
	Commerce Bancshares Inc.	388,530	15,669

	Kimco Realty Corp.	759,500	15,395
	Assurant Inc.	409,700	15,282
	Macerich Co.	246,600	14,113
	Digital Realty Trust Inc.	189,200	13,216
	Moody’s Corp.	290,900	12,849
	Huntington Bancshares
	Inc.	1,841,000	12,703
	Liberty Property Trust	310,000	11,234
	ExtraSpace Storage Inc.	335,740	11,163
	CBL& Associates
	Properties Inc.	519,774	11,092
	Douglas Emmett Inc.	476,200	10,986
	Weingarten Realty
	Investors	386,500	10,865
	Allied World Assurance
	Co. Holdings AG	133,700	10,328
	Post Properties Inc.	215,300	10,326
	Hospitality Properties Trust	432,700	10,290
*	Altisource Portfolio
	Solutions SA	114,709	9,894
	Brandywine Realty Trust	806,832	9,835
^	Lexington Realty Trust	1,014,900	9,804
*	Sunstone Hotel
	Investors Inc.	881,000	9,691
	Entertainment Properties
	Trust	215,200	9,561
	DCT Industrial Trust Inc.	1,460,300	9,448
	Protective Life Corp.	349,800	9,168
	Sun Communities Inc.	205,143	9,051
*	First Industrial Realty
	Trust Inc.	687,825	9,038
	ProAssurance Corp.	99,800	9,026
	Duke Realty Corp.	578,100	8,498
	East West Bancorp Inc.	383,600	8,102
	Cash America
	International Inc.	207,300	7,996
	Omega Healthcare
	Investors Inc.	340,500	7,740
*	American Capital Ltd.	598,089	6,782
	Bank of Hawaii Corp.	141,900	6,474
	CVB Financial Corp.	532,900	6,363
	BOK Financial Corp.	101,021	5,970
*	Texas Capital
	Bancshares Inc.	110,600	5,498
*	Credit Acceptance Corp.	62,622	5,355
	EverestRe Group Ltd.	47,400	5,070
	Apartment Investment &
	Management Co. Class A	190,200	4,943
	Nelnet Inc. Class A	204,212	4,848
	Regions Financial Corp.	660,500	4,762
	Provident Financial
	Services Inc.	293,425	4,633
	Umpqua Holdings Corp.	338,000	4,357
*	Forest City Enterprises
	Inc. Class A	266,405	4,223

14

Strategic Equity Fund

			Market
			Value
		Shares	($000)
	Prospect Capital Corp.	349,300	4,024
	International Bancshares
	Corp.	204,325	3,892
	Amtrust Financial
	Services Inc.	143,440	3,675
	Pennsylvania REIT	221,500	3,513
	City Holding Co.	95,105	3,409
	Apollo Residential
	Mortgage Inc.	153,400	3,381
	UMB Financial Corp.	68,888	3,354
	Bank of the Ozarks Inc.	93,420	3,220
	Cathay General Bancorp	185,510	3,202
	AvalonBay Communities Inc.	20,800	2,829
	OldNational Bancorp	200,000	2,722
	CNOFinancial Group Inc.	277,200	2,675
*	First Cash Financial
	Services Inc.	53,200	2,448
	PrivateBancorp Inc.
	Class A	152,500	2,439
*	iStar Financial Inc.	279,055	2,311
	Webster Financial Corp.	90,500	2,145
*	St. Joe Co.	109,100	2,127
	Health Care REIT Inc.	36,800	2,125
	National Penn
	Bancshares Inc.	210,800	1,920
	Ramco-Gershenson
	Properties Trust	148,300	1,858
	Montpelier Re Holdings Ltd.	83,000	1,837
	CapitalSource Inc.	226,000	1,713
	Synovus Financial Corp.	706,400	1,674
	Bancfirst Corp.	38,783	1,666
	Susquehanna Bancshares
	Inc.	157,400	1,646
	Republic Bancorp Inc.
	Class A	73,911	1,622
	Oritani Financial Corp.	94,900	1,428
	HCC Insurance Holdings Inc.	35,300	1,196
	Primerica Inc.	39,400	1,128
	Validus Holdings Ltd.	32,500	1,102
	Camden National Corp.	25,345	939
	MFA Financial Inc.	92,300	785
	Southside Bancshares Inc.	34,664	756
	American Capital
	Agency Corp.	21,300	737
*	Citizens Republic
	Bancorp Inc.	36,300	702
			642,319
Health Care (11.0%)
*	Watson Pharmaceuticals
	Inc.	421,800	35,920
	AmerisourceBergen Corp.
	Class A	841,604	32,578
	Omnicare Inc.	816,600	27,740
*	Mylan Inc.	986,300	24,066
*	WellCare Health Plans Inc.	417,100	23,587

*	Health Net Inc.	910,000	20,484
*	Regeneron
	Pharmaceuticals Inc.	120,200	18,350
	Cooper Cos. Inc.	180,315	17,033
	Perrigo Co.	137,250	15,944
*	Salix Pharmaceuticals Ltd.	373,205	15,801
	ResMed Inc.	362,083	14,653
*	Cubist Pharmaceuticals Inc.	290,900	13,870
*	LifePoint Hospitals Inc.	274,035	11,723
*	Pharmacyclics Inc.	177,000	11,417
*	Magellan Health
	Services Inc.	188,600	9,734
*	CharlesRiver Laboratories
	International Inc.	234,900	9,302
*,^	Arena Pharmaceuticals Inc.	844,000	7,022
*	Medicines Co.	267,875	6,914
*	Cyberonics Inc.	121,800	6,385
*	Affymax Inc.	248,400	5,231
*	Thoratec Corp.	141,100	4,882
	PDL BioPharma Inc.	482,100	3,707
*	Wright Medical Group Inc.	119,700	2,647
*	Auxilium Pharmaceuticals
	Inc.	92,500	2,263
	West Pharmaceutical
	Services Inc.	41,800	2,218
*,^	Questcor Pharmaceuticals
	Inc.	112,400	2,079
	Ensign Group Inc.	67,000	2,051
*	Molina Healthcare Inc.	72,600	1,826
*,^	Spectrum Pharmaceuticals
	Inc.	133,900	1,567
*	HealthSouth Corp.	61,600	1,482
*	Genomic Health Inc.	38,408	1,332
	ChemedCorp.	18,200	1,261
*	Universal American Corp.	130,700	1,208
*	Akorn Inc.	71,067	940
*	Bio-Rad Laboratories Inc.
	Class A	8,200	875
			358,092
Industrials (13.2%)
	Textron Inc.	1,139,900	29,831
	Triumph Group Inc.	445,366	27,849
*	Delta Air Lines Inc.	2,829,100	25,915
^	Pitney Bowes Inc.	1,228,650	16,980
	Equifax Inc.	339,200	15,800
*,^	USG Corp.	679,300	14,911
	Cintas Corp.	343,600	14,242
*	WESCO International Inc.	235,500	13,471
	Trinity Industries Inc.	426,800	12,791
	Dun & Bradstreet Corp.	157,500	12,540
*	EnerSys Inc.	346,257	12,219
*	US Airways Group Inc.	1,146,200	11,989
	Toro Co.	296,400	11,791
	Towers Watson & Co.
	Class A	209,400	11,109

15

Strategic Equity Fund

			Market
			Value
		Shares	($000)
	AO Smith Corp.	175,900	10,121
*	Alaska Air Group Inc.	279,790	9,809
*	United Rentals Inc.	253,147	8,280
	Sauer-Danfoss Inc.	205,323	8,256
	Barnes Group Inc.	318,400	7,963
*	Huntington Ingalls
	Industries Inc.	185,000	7,779
	NACCO Industries Inc.
	Class A	60,000	7,525
	Applied Industrial
	Technologies Inc.	179,200	7,424
*	JetBlue Airways Corp.	1,334,900	6,394
	Manitowoc Co. Inc.	475,050	6,337
	Hubbell Inc. Class B	74,900	6,047
*	Trimas Corp.	239,700	5,779
*	B/E Aerospace Inc.	133,750	5,631
	Macquarie Infrastructure
	Co. LLC	129,900	5,388
	Belden Inc.	143,000	5,274
	Amerco Inc.	45,740	4,865
*	Spirit Airlines Inc.	282,700	4,829
*	Moog Inc. Class A	126,500	4,791
	Aircastle Ltd.	386,600	4,380
	Lincoln Electric
	Holdings Inc.	111,400	4,350
	Timken Co.	109,000	4,050
	JB Hunt Transport
	Services Inc.	73,800	3,841
	ExelisInc.	330,500	3,417
	Standex International Corp.	76,450	3,398
*	Hexcel Corp.	125,400	3,012
*	Terex Corp.	121,000	2,732
	Armstrong World
	Industries Inc.	58,800	2,727
	Lennox International Inc.	55,000	2,660
*	WABCO Holdings Inc.	46,100	2,659
	Generac Holdings Inc.	115,100	2,635
	Deluxe Corp.	86,113	2,632
	GATXCorp.	61,400	2,606
	Steelcase Inc. Class A	255,700	2,519
*	General Cable Corp.	83,500	2,453
	Mueller Industries Inc.	48,800	2,219
*	Teledyne Technologies Inc.	32,100	2,035
	Cooper Industries plc	27,000	2,027
	RR Donnelley & Sons Co.	188,900	2,002
	Brink’s Co.	70,800	1,819
*	GenCorp Inc.	178,200	1,691
	Robbins & Myers Inc.	27,900	1,663
	Mine Safety Appliances Co.	40,500	1,509
	Actuant Corp. Class A	49,100	1,405
	Southwest Airlines Co.	150,000	1,315
	Franklin Electric Co. Inc.	17,600	1,065
*	Dycom Industries Inc.	74,000	1,064
	United Stationers Inc.	39,922	1,039

*	Trex Co. Inc.	30,200	1,030
	G&KServices Inc. Class A	31,100	974
	Mueller Water Products Inc.
	Class A	165,600	811
	Primoris Services Corp.	59,700	779
	FreightCar America Inc.	28,764	512
			428,960
Information Technology (15.8%)
	Seagate Technology plc	1,076,050	33,358
	KLA-TencorCorp.	632,475	30,172
	Western Digital Corp.	771,900	29,896
*	Alliance Data Systems Corp.	208,900	29,653
	IAC/InterActiveCorp	545,000	28,373
*	Gartner Inc.	608,991	28,068
*	LSI Corp.	3,500,400	24,188
*	Cadence Design
	Systems Inc.	1,827,400	23,510
	Anixter International Inc.	407,408	23,410
*	Fiserv Inc.	282,900	20,943
*	CACIInternational Inc.
	Class A	349,000	18,075
*	CoreLogic Inc.	572,700	15,194
*	Avnet Inc.	456,000	13,265
	Lender Processing
	Services Inc.	386,600	10,782
*	CommVault Systems Inc.	180,500	10,595
	Fair Isaac Corp.	233,000	10,313
	Avago Technologies Ltd.	285,600	9,957
*	Teradata Corp.	121,600	9,170
*	Cardtronics Inc.	283,896	8,454
*	Tech Data Corp.	182,700	8,276
*	AOL Inc.	225,900	7,958
*	Kulicke & Soffa
	Industries Inc.	748,600	7,785
	FEI Co.	141,300	7,560
	MAXIMUS Inc.	113,540	6,781
	Jabil Circuit Inc.	332,900	6,232
	DST Systems Inc.	103,230	5,839
*	Aspen Technology Inc.	192,800	4,984
*	Advanced Micro
	Devices Inc.	1,456,735	4,909
*	Ingram Micro Inc.	299,500	4,561
*	Manhattan Associates Inc.	79,200	4,536
*	Unisys Corp.	205,900	4,287
	Total System Services Inc.	180,600	4,280
	Plantronics Inc.	110,900	3,918
*	SYNNEX Corp.	113,274	3,690
*	Ultratech Inc.	115,400	3,621
	Diebold Inc.	105,800	3,567
*	Insight Enterprises Inc.	198,800	3,475
*	NVIDIA Corp.	260,200	3,471
*	NETGEAR Inc.	81,106	3,093
	Heartland Payment
	Systems Inc.	91,400	2,896

16

Strategic Equity Fund

			Market
			Value
		Shares	($000)
*	Teradyne Inc.	186,917	2,658
*	Mentor Graphics Corp.	150,000	2,322
*	Acxiom Corp.	118,700	2,169
*	Electronicsfor Imaging Inc.	122,300	2,031
	Maxim Integrated
	Products Inc.	75,250	2,003
*	Advanced Energy
	Industries Inc.	156,700	1,931
*	Plexus Corp.	58,900	1,784
	NIC Inc.	115,750	1,713
*	FormFactor Inc.	267,200	1,494
*	Monolithic Power
	Systems Inc.	75,600	1,493
*	Integrated Device
	Technology Inc.	249,800	1,469
*	Silicon Graphics
	International Corp.	156,788	1,427
*	Itron Inc.	31,500	1,359
*	Freescale Semiconductor
	Ltd.	142,200	1,352
*	Volterra Semiconductor
	Corp.	60,800	1,330
*	Brocade Communications
	Systems Inc.	201,700	1,193
	Fidelity National Information
	Services Inc.	38,000	1,186
	Computer Sciences Corp.	28,400	915
*	Quantum Corp.	537,800	866
*	FlextronicsInternational Ltd.	134,670	808
			514,598
Materials (7.0%)
	CF Industries Holdings Inc.	176,000	39,114
	Eastman Chemical Co.	582,536	33,210
	Rockwood Holdings Inc.	546,010	25,444
*	Coeur d’Alene Mines Corp.	579,300	16,701
	Sherwin-WilliamsCo.	85,000	12,657
	Domtar Corp.	147,275	11,530
	Valspar Corp.	190,400	10,682
	Westlake Chemical Corp.	127,386	9,307
	Buckeye Technologies Inc.	279,608	8,964
*	WR Grace & Co.	144,800	8,555
	American Vanguard Corp.	244,500	8,509
	NewMarket Corp.	32,822	8,090
*	Graphic Packaging
	Holding Co.	999,019	5,804
	Georgia Gulf Corp.	134,900	4,886
	Cytec Industries Inc.	56,800	3,722
	Neenah Paper Inc.	93,600	2,681

	Huntsman Corp.	152,800	2,281
	Haynes International Inc.	43,100	2,248
	FMCCorp.	40,000	2,215
*	ChemturaCorp.	125,500	2,161
*	KapStone Paper and
	Packaging Corp.	88,600	1,984
	Minerals Technologies Inc.	26,300	1,866
	Schweitzer-Mauduit
	International Inc.	55,178	1,820
*	Headwaters Inc.	148,500	977
	Albemarle Corp.	14,600	769
*	Innospec Inc.	20,700	702
			226,879
Telecommunication Services (0.6%)
*	MetroPCS
	Communications Inc.	1,650,287	19,325
*	United States Cellular Corp.	20,700	810
			20,135
Utilities (4.9%)
	Ameren Corp.	774,500	25,303
	CMSEnergy Corp.	1,012,662	23,848
	Portland General
	Electric Co.	687,500	18,590
	PNM Resources Inc.	662,335	13,929
	DTEEnergy Co.	223,350	13,388
	Southwest Gas Corp.	271,640	12,006
	Pinnacle West Capital Corp.	195,300	10,312
	TECO Energy Inc.	485,500	8,613
	American Water Works
	Co. Inc.	190,400	7,056
	Wisconsin Energy Corp.	151,700	5,714
	NV Energy Inc.	309,300	5,570
	NorthWestern Corp.	144,997	5,253
	Avista Corp.	150,100	3,864
	WGL Holdings Inc.	44,671	1,798
	ClecoCorp.	42,200	1,772
	MGE Energy Inc.	25,000	1,325
	Laclede Group Inc.	27,600	1,187
	Vectren Corp.	39,700	1,135
			160,663
Total Common Stocks
(Cost $2,757,262)			3,235,064
Temporary Cash Investments (2.0%)[1]
Money Market Fund (1.9%)
[2,3]	Vanguard Market
	Liquidity Fund,
	0.163%	61,776,773	61,777

17

Strategic Equity Fund

	Face	Market
	Amount	Value[t]
	($000)	($000)
U.S. Government and Agency Obligations (0.1%)
[4,5] Fannie Mae
Discount Notes,
0.135%, 12/12/12	500	500
[4,5] Freddie Mac
Discount Notes,
0.140%, 11/13/12	1,500	1,500
		2,000
Total Temporary Cash Investments
(Cost $63,777)		63,777
Total Investments (101.4%)
(Cost $2,821,039)		3,298,841
Other Assets and Liabilities (-1.4%)
Other Assets		8,784
Liabilities[3]		(54,029)
		(45,245)
Net Assets (100%)
Applicable to 154,772,975 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		3,253,596
Net Asset Value Per Share		$21.02

At September 30, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	3,742,697
Undistributed Net Investment Income	20,089
Accumulated Net Realized Losses	(986,552)
Unrealized Appreciation (Depreciation)
InvestmentSecurities	477,802
Futures Contracts	(440)
Net Assets	3,253,596

t See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $34,523,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 1.4%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $36,285,000 of collateral received for securities on loan.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Securities with a value of $1,600,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

18

Strategic Equity Fund

Statement of Operations

Year Ended
September 30, 2012
($000)
Investment Income
Income
Dividends	47,968
Interest[1]	37
Security Lending	890
Total Income	48,895
Expenses
The Vanguard Group—Note B
Investment Advisory Services	949
Management and Administrative	7,560
Marketing and Distribution	591
Custodian Fees	56
Auditing Fees	28
Shareholders’ Reports	22
Trustees’ Fees and Expenses	4
Total Expenses	9,210
Net Investment Income	39,685
Realized Net Gain (Loss)
Investment Securities Sold	289,002
Futures Contracts	4,304
Realized Net Gain (Loss)	293,306
Change in Unrealized Appreciation (Depreciation)
Investment Securities	476,387
Futures Contracts	1,032
Change in Unrealized Appreciation (Depreciation)	477,419
Net Increase (Decrease) in Net Assets Resulting from Operations	810,410
1 Interest income from an affiliated company of the fund was $35,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Strategic Equity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	39,685	36,888
Realized Net Gain (Loss)	293,306	521,680
Change in Unrealized Appreciation (Depreciation)	477,419	(474,353)
Net Increase (Decrease) in Net Assets Resulting from Operations	810,410	84,215
Distributions
Net Investment Income	(32,559)	(41,795)
Realized Capital Gain	—	—
Total Distributions	(32,559)	(41,795)
Capital Share Transactions
Issued	237,519	421,286
Issued in Lieu of Cash Distributions	30,266	39,080
Redeemed	(548,498)	(849,470)
Net Increase (Decrease) from Capital Share Transactions	(280,713)	(389,104)
Total Increase (Decrease)	497,138	(346,684)
Net Assets
Beginning of Period	2,756,458	3,103,142
End of Period[1]	3,253,596	2,756,458
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $20,089,000 and $12,963,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Strategic Equity Fund

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$16.30	$16.30	$14.52	$16.42	$24.94
Investment Operations
Net Investment Income	0.249	.210	.221	.184	.240
Net Realized and Unrealized Gain (Loss)
on Investments	4.667	.017	1.759	(1.843)	(6.090)
Total from Investment Operations	4.916	.227	1.980	(1.659)	(5.850)
Distributions
Dividends from Net Investment Income	(.196)	(.227)	(.200)	(.241)	(.240)
Distributions from Realized Capital Gains	—	—	—	—	(2.430)
Total Distributions	(.196)	(.227)	(.200)	(.241)	(2.670)
Net Asset Value, End of Period	$21.02	$16.30	$16.30	$14.52	$16.42

Total Return[1]	30.32%	1.23%	13.71%	-9.66%	-25.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,254	$2,756	$3,103	$3,549	$4,822
Ratio of Total Expenses to Average Net Assets	0.29%	0.30%	0.30%	0.30%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.25%	1.09%	1.37%	1.47%	1.09%
Portfolio Turnover Rate	67%	73%	60%	60%	79%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Strategic Equity Fund

Notes to Financial Statements

Vanguard Strategic Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2012, the fund’s average investment in futures contracts represented less than 1% of net assets, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

22

Strategic Equity Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2012, the fund had contributed capital of $458,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.18% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30,
2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,235,064	—	—
Temporary Cash Investments	61,777	2,000	—
Futures Contracts—Assets[1]	7	—	—
Futures Contracts—Liabilities[1]	(125)	—	—
Total	3,296,723	2,000	—
1 Represents variation margin on the last day of the reporting period.

D. At September 30, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	December 2012	158	13,184	(318)
E-mini S&P MidCap 400 Index	December 2012	57	5,623	(122)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss

23

Strategic Equity Fund

are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2012, the fund had $27,929,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $327,088,000 to offset taxable capital gains realized during the year ended September 30, 2012. At September 30, 2012, the fund had available capital losses totaling $986,991,000 to offset future net capital gains. Of this amount, $954,229,000 is subject to expiration on September 30, 2018. Capital losses of $32,762,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At September 30, 2012, the cost of investment securities for tax purposes was $2,821,039,000. Net unrealized appreciation of investment securities for tax purposes was $477,802,000, consisting of unrealized gains of $553,441,000 on securities that had risen in value since their purchase and $75,639,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2012, the fund purchased $2,109,866,000 of investment securities and sold $2,368,368,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended September 30,
	2012	2011
	Shares	Shares
	(000)	(000)
Issued	12,157	21,858
Issued in Lieu of Cash Distributions	1,630	2,125
Redeemed	(28,154)	(45,260)
Net Increase (Decrease) in Shares Outstanding	(14,367)	(21,277)

H. In preparing the financial statements as of September 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

24

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Strategic Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Strategic Equity Fund (constituting a separate portfolio of Vanguard Horizon Funds, hereafter referred to as the “Fund”) at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 12, 2012

Special 2012 tax information (unaudited) for Vanguard Strategic Equity Fund

This information for the fiscal year ended September 30, 2012, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $32,559,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 99.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

25

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2012. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Strategic Equity Fund
Periods Ended September 30, 2012
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	30.32%	0.23%	9.27%
Returns After Taxes on Distributions	30.11	-0.37	8.55
Returns After Taxes on Distributions and Sale of Fund Shares	19.93	0.06	8.04

26

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

27

Six Months Ended September 30, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Strategic Equity Fund	3/31/2012	9/30/2012	Period
Based on Actual Fund Return	$1,000.00	$1,003.82	$1.41
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.66	1.42

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.28%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

28

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

29

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Small and Mid Cap Index: Russell 2800 Index through May 31, 2003; MSCI US Small +
Mid Cap 2200 Index thereafter.

30

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U.S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.
Rajiv L. Gupta
Born 1945. Trustee Since December 2001. [2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm and Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Director of SKF AB
(diversified manufacturing and services), Hewlett-	(industrial machinery), Hillenbrand, Inc. (specialized
Packard Co. (electronic computer manufacturing),	consumer services), the Lumina Foundation for

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior Management Team
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Michael S. Miller
Industries, Inc. (forklift trucks/housewares/lignite);	Kathleen C. Gubanich	James M. Norris
Director of Goodrich Corporation (industrial products/	Paul A. Heller	Glenn W. Reed
aircraft systems and services) and the National	Martha G. King	George U. Sauter
Association of Manufacturers; Chairman of the Board	Chris D. McIsaac
of the Federal Reserve Bank of Cleveland and of
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.	Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Peter F. Volanakis	Chief Executive Officer and President, 1996–2008
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	Founder
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	John C. Bogle
of SPX Corporation (multi-industry manufacturing);	Chairman and Chief Executive Officer, 1974–1996
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1140 112012

Annual Report | September 30, 2012

Vanguard Capital Opportunity Fund

> For the 2012 fiscal year, Vanguard Capital Opportunity Fund returned more than

24%, trailing both its benchmark and the average return of peer funds.

> The fund’s holdings in information technology, its largest sector, didn’t measure up to those of its benchmark, but its commitment to health care boosted performance.

> For the decade ended September 30, 2012, the fund’s average annual return of more than 11% surpassed the returns of its benchmark and peer funds.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	9
Fund Profile.	13
Performance Summary.	14
Financial Statements.	16
Your Fund’s After-Tax Returns.	28
About Your Fund’s Expenses.	29
Glossary.	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2012

Total
Returns
Vanguard Capital Opportunity Fund
Investor Shares	24.62%
Admiral™ Shares	24.69
Russell Midcap Growth Index	26.69
Multi-Cap Growth Funds Average	25.46
Multi-Cap Growth Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2011, Through September 30, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Capital Opportunity Fund
Investor Shares	$28.17	$33.22	$0.161	$1.469
Admiral Shares	65.10	76.75	0.434	3.392

1

Chairman’s Letter

Dear Shareholder,

Global stock markets began the fiscal year strongly and––after weathering some springtime disruption––also finished on a high note with four straight months of gains. Although Vanguard Capital Opportunity Fund’s performance was strong for the 12 months ended September 30, 2012, it trailed its comparative standards.

The fund returned more than 24% for the period, compared with more than 26% for its benchmark, the Russell Midcap Growth Index, and about 25% on average for peer multi-capitalization growth funds.

The Capital Opportunity Fund’s returns often diverge from those of its benchmark and peers because of the advisor’s willingness to establish outsized stakes in what it considers the market’s most promising long-term investment opportunities. In many years, the advisor has found those opportunities in information technology and health care companies. Over the past 12 months, however, the fund’s tech stocks weighed on relative performance, while its health care stocks gave it a boost.

On a separate note, I want to inform you that Vanguard has eliminated the redemption fee for your fund, effective May 23. The fund’s trustees determined that the fee, one of several measures

2

in place to discourage frequent trading and protect the interests of long-term investors, was no longer needed. If you hold fund shares in a taxable account, you may wish to review the table of after-tax returns, that appears later in this report.

Stocks notched a powerful rally, with help from central bankers

U.S. stocks surged 30% in the 12 months ended September 30, outpacing the gains of their international counterparts. The rally came amid moves by U.S. and European central bankers to quiet—at least temporarily—investors’ concerns about the U.S. economy and the finances of European governments and banks.

While U.S. stocks were the standouts, European and emerging markets stocks also posted double-digit results. The developed markets of the Pacific region were the weakest performers but still recorded a modest advance.

In July, the president of the European Central Bank declared that policymakers would do whatever was needed to preserve the euro common currency. That pronouncement was encouraging to investors, but Europe’s financial troubles are by no means resolved.

Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening continues in the face of weak economic growth.

Market Barometer

	Average Annual Total Returns
	Periods Ended September 30, 2012
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	30.06%	13.27%	1.22%
Russell 2000 Index (Small-caps)	31.91	12.99	2.21
Dow Jones U.S. Total Stock Market Index	30.00	13.29	1.53
MSCI All Country World Index ex USA (International)	14.48	3.17	-4.12

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.16%	6.19%	6.53%
Barclays Municipal Bond Index (Broad tax-exempt market)	8.32	5.99	6.06
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.63

CPI
Consumer Price Index	1.99%	2.33%	2.11%

3

Bonds produced solid returns; future results may be more muted Bonds once again advanced; the broad U.S. taxable market returned about 5% for the 12 months. Among U.S. Treasuries, long-term bonds were particularly strong as they benefited from the Federal Reserve’s bond-buying program.

As bond prices rose, the yield of the 10-year U.S. Treasury note fell to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.) By the end of the period, the yield had climbed, but it still remained low by historical standards.

Bondholders have enjoyed years of strong returns. But as Tim Buckley, our incoming chief investment officer, has noted, investors shouldn’t be surprised if future results are more modest. As yields tumble, the scope for further declines—and price increases—diminishes.

The Federal Reserve announced on September 13 that it would continue to hold its target for short-term interest rates between 0% and 0.25% at least through mid-2015. The exceptionally low rates, in place since late 2008, kept a tight lid on returns from money market funds and savings accounts.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Capital Opportunity Fund	0.48%	0.41%	1.34%

The fund expense ratios shown are from the prospectus dated January 26, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2012, the fund’s expense ratios were 0.48% for Investor Shares and 0.41% for Admiral Shares. The
peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Multi-Cap Growth Funds.

4

The fund’s technology holdings weighed on relative results

The Capital Opportunity Fund seeks to invest in companies with underappreciated long-term growth prospects, a strategy that has served it well over the years. The advisor has built a solid track record on a willingness to assemble a portfolio that can look very different from the market.

The flip side of this distinctive approach is that there are times when the fund’s performance trails the benchmark results. Such was the case over the recent period, when the fund’s return relative to the index was hurt both by some stocks it held and by some it didn’t.

The shortfalls relative to the index were most evident in the technology sector, where the fund’s exposure was about double that of the benchmark. Capital Opportunity’s technology stocks climbed almost 10%, but that was less than half of the sector’s advance in the index. The advisor’s tech holdings include some formerly high-flying companies that have fallen (temporarily, in the advisor’s judgment) from consumers’ and investors’ favor. In particular, the stocks of home entertainment software firms suffered from investors’ perception that consumers’ tastes and spending have shifted somewhat from gaming toward mobile technology.

Total Returns
Ten Years Ended September 30, 2012
Average
Annual Return
Capital Opportunity Fund Investor Shares	11.82%
Russell Midcap Growth Index	11.11
Multi-Cap Growth Funds Average	7.96
Multi-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Industrial stocks were a further disappointment for Capital Opportunity. The fund’s airline companies––which are susceptible to swings both large and small––struggled during the period in part because of the toll being exacted on profits by higher fuel prices and weaker global trade.

Against these sore spots for the fund, health care stocks provided a measure of balm. Capital Opportunity’s health care allocation was more than double the index weighting and accounted for 11 percentage points of the fund’s overall return. Most of the strength came from

Investment insight
Patience and perspective with active management
Vanguard Capital Opportunity Fund’s
portfolio looks very different from that
of its benchmark index. Ideally, these
differences would lead to benchmark-
beating long-term returns. At times,
however, different can mean subpar. A
key to success with Capital Opportunity’s
bold, relatively concentrated approach is
patience during these patches of
weakness.

The fund’s historical returns show
that short-term weakness has often
marked the path to superior long-term
returns. The fund’s Investor Shares
have outperformed the Russell Midcap
Growth Index in 63% of the 164 rolling
12-month periods since PRIMECAP
Management Company assumed
operation of the fund in February
1998. That figure is impressive, but
look at it from the other side: The
fund has trailed the index 37% of the
time—60 occasions when an impatient
investor could have grown frustrated.

Over the 56 rolling 10-year periods
since its inception, however, the fund
has outperformed the Russell Midcap
Growth Index 91% of the time—
a powerful case for patience
and perspective with a strategy
designed not to mirror the market,
but to follow its own path toward
potentially superior results.

Percentage of periods in which Vanguard
Capital Opportunity Fund outperformed
the Russell Midcap Growth Index:
February 1998–September 2012

Note: In the 164 rolling 12-month periods since February 28,
1998, the fund’s Investor Shares outperformed the Russell
Midcap Growth Index 104 times. In the 56 rolling 10-year
periods since February 28, 1998, the Investor Shares
outperformed the index 51 times, based on average
annual returns.
Sources: Vanguard and S&P.

6

the biotechnology industry, where the fund’s stocks benefited from developing drug pipelines and their strong financial position. For more on the advisor’s strategy and outlook, please see the Advisor’s Report following this letter.

The long-term record testifies to the merit of a patient approach

PRIMECAP Management Company, the fund’s advisor, maintains an investment philosophy rooted in a conviction that deep fundamental research can uncover investment opportunities that will yield outsized rewards over the next three to five years. The fund’s long-term record is a ringing validation of this belief.

But the key word there is long-term. I hope you’ll read the Investment Insight on page 6 for some additional thoughts regarding the kind of patience and tempered expectations that a distinctively managed fund such as this one can require from its investors.

For the ten years ended September 30, 2012, the Capital Opportunity Fund generated an average annual return of 11.82%, slightly ahead of its benchmark’s return and more than 3 percentage points ahead of the average return of peer funds. An initial investment of $10,000 in the fund would have grown to $30,568 in that time.

These results are a credit to PRIMECAP Management’s expertise, focus, and discipline. Vanguard’s historically low costs helped the advisor’s cause and allowed shareholders to keep more of the fund’s returns.

The lessons of the financial crisis remain relevant four years later

In September, the end of your fund’s fiscal year, we marked the fourth anniversary of Lehman Brothers’ collapse, the start of the 2008–2009 financial crisis. When the Lehman news broke, I was speaking to institutional clients at an event in Washington, D.C., all of three weeks into my new role as Vanguard’s CEO.

In the ensuing months, I was struck both by how fortunate I was to work with a great team of Vanguard “crew” and by the remarkable steadiness demonstrated by our clients. Many clients experienced significant losses, but signs of panic were few. On balance, they remained committed to their long-term investment programs and managed to benefit from the financial markets’ subsequent recovery.

As the crisis recedes further in time, it’s important not to lose sight of the lessons that it illuminated about investing and sound financial practices generally. First among those lessons is that diversification does work. Diversification didn’t immunize investors from the market’s decline, but it certainly helped to insulate them from the worst of it.

Second, saving money and living within your means are critical. Investors are acting on this lesson as they pay off debt, which is a form of saving, and increase their savings rates from the dangerously low levels that prevailed before the crisis.

7

Third, having the courage to stick with a sound investment plan—as so many of our clients did—is important during volatile, uncertain times. Investors who resisted the urge to bail out of stocks at the depths of the crisis have largely been rewarded in the succeeding years.

I am very optimistic that, if investors embrace these lessons, they can give themselves a better chance of reaching their long-term goals.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 16, 2012

8

Advisor’s Report

For the fiscal year ended September 30, 2012, Vanguard Capital Opportunity Fund returned 24.62% for Investor Shares and 24.69% for Admiral Shares, trailing both the 26.69% average return of its benchmark, the unmanaged Russell

Midcap Growth Index, and the 25.46% average return of multi-capitalization growth fund competitors.

Investment environment

The stock market showed strong gains over the past 12 months despite a more challenging global economic outlook.

Growth in U.S. gross domestic product (GDP) for the second quarter of 2012 was just 1.3%, suggesting a slowdown in the midst of an already tepid recovery. Consumer spending trends have been mixed, with signs of acceleration followed by periods of sluggishness as households struggle in the face of high unemployment, little growth in personal income, and a difficult housing market.

Despite news that the unemployment rate dropped below 8% in September for the first time since January 2009, job growth remains weak. The official unemployment rate likely understates the difficult job environment, since it does not reflect workers who are no longer seeking employment or those who are underemployed. Outside the United

States, economic and geopolitical developments were largely negative. The sovereign-debt crisis continued to weigh on European economies, China showed signs of slowing economic growth, and tensions flared in the Middle East.

Management of the fund

Despite the subpar results this past fiscal year, our investment approach remains consistent. We rely on fundamental research to identify companies whose revenues and earnings will, in our opinion, grow more rapidly over a three-to-five-year time frame than current valuations might suggest. We seek to capitalize on situations in which the fundamental value of a company significantly exceeds its current market value.

This investment strategy has led us to build and maintain significant investments in health care and information technology companies that we believe offer the potential for higher returns than the overall market will produce. These two sectors make up more than 70% of the fund’s holdings (versus about 31% for the Russell Midcap Growth Index). Eight of the ten largest holdings in the fund are health care or information technology stocks.

Technology

The fund’s overweight position in the information technology sector, along with poor stock selection, was a major reason for its disappointing relative returns. The IT stocks in the Russell Midcap Growth Index returned 21.8% for the fiscal year, lagging the index’s overall return of 26.7%. In comparison, the fund’s holdings in the sector returned only 9.8%. Research In Motion (–63%), Rambus (–60%), and Electronic Arts (–38%) were notable detractors from the fund’s results.

Several of the largest holdings in information technology, including Cree (–2%), Altera (+9%), Symantec (+10%),

9

and Texas Instruments (+6%), had lower returns than the benchmark index. This drag on relative performance was partially offset by ASML (+57%) and Google (+47%).

Despite the disappointing results over the past 12 months, we remain enthusiastic about the fund’s information technology holdings for several reasons. Many of these companies have good growth prospects, possess large cash balances, and are currently trading at attractive valuations. The adoption of mobile computing devices, such as smartphones and tablet computers, and the continued expansion of the internet through social networking and e-commerce applications are helping to drive growth in demand for semiconductors, computer hardware, software, storage, and technology-driven services such as consulting and data analytics. Some of the largest holdings in the portfolio, including Google, Qualcomm, Texas Instruments, and Microsoft, are well-positioned to capitalize on these trends.

Health care

The fund’s significant commitment to the health care sector contributed favorably to overall results. This sector had the second-highest return among the ten sectors in the Russell Midcap Growth Index, trailing only the materials group.

Two of the fund’s largest holdings, Biogen Idec (+60%) and Amgen (+56%), were among the biggest gainers. Biogen Idec reported favorable results from studies of its new oral drug to treat multiple sclerosis, while Amgen’s stock price increased following the company’s announcement in November 2011 of a share repurchase program that included a $5 billion Dutch tender offer. Pharmacyclics (+445.2%) reported promising results from clinical trials for its lymphoma treatment. This gain was partially offset by the drop in

Dendreon (–47%), which has experienced disappointing sales of its prostate cancer drug, Provenge.

We continue to believe that large pharmaceutical, biotechnology, and medical device companies will experience growth in revenues and earnings from new products, an aging global population, and growing demand in emerging markets.

In the wake of a period of considerable political and regulatory challenges as well as an unusually high number of patent expirations, we are encouraged by an increase in new drug approvals by the U.S. Food and Drug Administration in the past two years. For the longer term, we believe that the aging of populations in the United States, Europe, and Japan, along with rising standards of living in developing markets such as China and India, should lead to greater demand for health care products.

The health care industry spends tens of billions of dollars annually on research and development, which we believe will lead to the discovery of more effective treatments for many diseases, such as cancer, diabetes, and Alzheimer’s. For example, because of the rapid decline in the cost of sequencing human genomes, it is expected that millions of individuals

10

globally will have their genome sequenced in the near future. Further, cancer cell genome are being sequenced to gain an understanding of the specific genetic mutations responsible for their proliferation.

The availability of this increasingly rich and broad set of genetic information is helping researchers better understand how patients with certain genetic traits develop diseases and respond to pathogens, chemicals, and drugs. That growing knowledge base is enabling the development of new, highly effective targeted drug therapies and associated diagnostic tests, bringing the possibility of personalized medicine closer to reality.

Other sectors

The fund has significantly underweighted positions in the consumer staples, energy, and financial sectors relative to the Russell Midcap Growth Index. In consumer staples, the fund’s minimal exposure was a plus because this sector, along with utilities, had the lowest returns in the index by a considerable margin.

The underweight position in energy also helped the fund’s results. In contrast, the underweighting in financials hurt relative performance.

Several stocks in the consumer discretionary and materials sectors boosted the fund’s performance versus the benchmark. TJX (+63%) and Ascena Retail Group (+59%) were significant contributors in the consumer discretionary group. The help in materials came from Monsanto (+54%), the fund’s sole holding in the sector.

Outlook

As we enter fiscal year 2013, we are more tempered in our optimism for U.S. equities than we were a year ago.

Valuations generally seem attractive relative to historical standards, especially given the low interest rate environment. Although the S&P 500 Index, which is generally representative of the overall stock market, is considerably higher than it was a year ago, equities remain attractive relative to most other asset classes. As we write, the average dividend of the S&P 500 is almost 2%, which is still above the current yield on the 10-year U.S. Treasury note.

In the sectors where the fund has the greatest weightings, we find current valuations compelling. We believe that investors may be underestimating the growth potential of many companies.

Although we expect the economic growth rate in the United States to be modest in the near future, we believe that, because of globalization and innovation, many U.S. companies can grow revenues and earnings at a faster rate than the GDP will grow. U.S. corporations generate an increasing portion of their revenues and earnings from abroad; last year, 46% of the revenues for S&P 500 companies came from outside the United States.

11

Prospects for international growth are particularly attractive for companies in the information technology, health care, and industrial sectors.

We also believe that innovation by U.S. companies, particularly those in the information technology and health care sectors, should result in revenue and earnings growth opportunities that are not reflected in current expectations. Those two sectors represent areas in which we believe the United States has a strong competitive advantage relative to the rest of the world. We expect that the substantial investment in research and development will lead to new products and services that improve productivity for businesses and quality of life for consumers.

Furthermore, the stock market may be undervaluing the cash on the balance sheets of many companies. As U.S. corporations have recovered from the recession, many have improved their balance sheets by paying down debt and growing their cash balances, which in the current low interest rate environment represent an under utilized asset. That asset could be a source of higher returns in the future. Companies with strong cash flows have seen considerable appreciation in their stock price as they returned cash to shareholders by raising dividends or by buying back shares of their stock.

In closing, we note that the fund’s returns have generally lagged those of the Russell Midcap Growth Index for the past two years. We are certainly disappointed with these results, but we accept that our low-turnover approach will not produce returns that exceed the index every year. Our disciplined approach of continuing to add to high-conviction, out-of-favor positions as they decline ensures that if our view of the fundamentals ultimately proves correct, the fund will hold larger positions on the way up than it did on the way down. In our view, this approach is instrumental to delivering superior relative returns over the long run.

PRIMECAP Management Company October 12, 2012

12

Capital Opportunity Fund

Fund Profile
As of September 30, 2012

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VHCOX	VHCAX
Expense Ratio[1]	0.48%	0.41%
30-Day SEC Yield	0.67%	0.74%

Portfolio Characteristics
		Russell	DJ
		Midcap	U.S. Total
		Growth	Market
	Fund	Index	Index
Number of Stocks	123	454	3,638
Median Market Cap $22.2B		$8.8B	$35.6B
Price/Earnings Ratio	20.0x	23.0x	17.0x
Price/Book Ratio	2.7x	4.5x	2.2x
Return on Equity	18.5%	18.3%	18.0%
Earnings Growth Rate	12.5%	12.8%	10.4%
Dividend Yield	1.2%	1.1%	2.0%
Foreign Holdings	13.2%	0.0%	0.0%
Turnover Rate	9%	—	—
Short-Term Reserves	2.0%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		Midcap	U.S. Total
		Growth	Market
	Fund	Index	Index
Consumer Discretionary	9.5%	25.2%	12.0%
Consumer Staples	0.0	7.8	9.5
Energy	2.3	5.5	10.4
Financials	1.6	7.3	16.0
Health Care	37.4	13.4	11.9
Industrials	11.3	14.3	10.6
Information Technology	34.0	17.6	19.2
Materials	2.9	6.3	3.9
Telecommunication Services	0.3	1.8	2.9
Utilities	0.7	0.8	3.6

Volatility Measures
	Russell	DJ
	Midcap	U.S. Total
	Growth	Market
	Index	Index
R-Squared	0.94	0.95
Beta	0.99	1.14
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Biogen Idec Inc.	Biotechnology	6.5%
Amgen Inc.	Biotechnology	6.4
Eli Lilly & Co.	Pharmaceuticals	4.5
Roche Holding AG	Pharmaceuticals	3.9
Google Inc. Class A	Internet Software &
	Services	3.1
FedEx Corp.	Air Freight &
	Logistics	3.1
Monsanto Co.	Fertilizers &
	Agricultural
	Chemicals	2.8
Medtronic Inc.	Health Care
	Equipment	2.8
Altera Corp.	Semiconductor
	Equipment	2.8
BioMarin Pharmaceutical
Inc.	Biotechnology	2.7
Top Ten		38.6%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 26, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2012, the expense ratios were 0.48% for Investor Shares and 0.41% for Admiral Shares.

13

Capital Opportunity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2002, Through September 30, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2012
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Capital Opportunity Fund Investor
	Shares	24.62%	0.21%	11.82%	$30,568
••••••••	Russell Midcap Growth Index	26.69	2.54	11.11	28,668
– – – –	Multi-Cap Growth Funds Average	25.46	0.31	7.96	21,516
	Dow Jones U.S. Total Stock Market
	Index	30.00	1.53	8.77	23,184
Multi-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Capital Opportunity Fund Admiral Shares	24.69%	0.29%	11.91%	$154,081
Russell Midcap Growth Index	26.69	2.54	11.11	143,340
Dow Jones U.S. Total Stock Market Index	30.00	1.53	8.77	115,920

See Financial Highlights for dividend and capital gains information.

14

Capital Opportunity Fund

Fiscal-Year Total Returns (%): September 30, 2002, Through September 30, 2012

15

Capital Opportunity Fund

Financial Statements

Statement of Net Assets
As of September 30, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (98.6%)
Consumer Discretionary (9.3%)
*	DIRECTV	2,946,576	154,577
*	CarMax Inc.	4,436,797	125,561
	TJX Cos. Inc.	2,630,000	117,798
	Carnival Corp.	2,038,900	74,298
*	Ascena Retail Group Inc.	2,935,200	62,960
*	Bed Bath & Beyond Inc.	853,700	53,783
	Royal Caribbean Cruises
	Ltd.	1,215,000	36,705
*,^	Tesla Motors Inc.	913,700	26,753
*	Amazon.com Inc.	54,700	13,911
	Lowe’s Cos. Inc.	375,000	11,340
	Nordstrom Inc.	160,000	8,829
	Limited Brands Inc.	82,400	4,059
	Gentex Corp.	180,000	3,062
*	DreamWorks Animation
	SKG Inc. Class A	89,700	1,725
	Strattec Security Corp.	61,186	1,303
	Ross Stores Inc.	4,600	297
*	Deckers Outdoor Corp.	1,000	37
			696,998
Energy (2.3%)
	Cabot Oil & Gas Corp.	840,000	37,716
	Noble Energy Inc.	383,000	35,508
	Oceaneering International
	Inc.	500,000	27,625
	National Oilwell Varco Inc.	286,000	22,911
	ConocoPhillips	250,000	14,295
	Ensco plc Class A	193,340	10,549
	Phillips 66	125,000	5,796
*	Southwestern Energy Co.	160,000	5,565
	Transocean Ltd.	100,000	4,489
	Range Resources Corp.	58,700	4,101
			168,555
Financials (1.6%)
	CharlesSchwab Corp.	6,965,000	89,083
	ChubbCorp.	350,000	26,698

*	MSCI Inc. Class A	127,000	4,545
			120,326
Health Care (36.9%)
*	Biogen Idec Inc.	3,249,600	484,938
	Amgen Inc.	5,711,500	481,594
	Eli Lilly & Co.	7,019,600	332,799
	Roche Holding AG	1,566,100	292,934
	Medtronic Inc.	4,909,200	211,685
*	BioMarin Pharmaceutical
	Inc.	4,941,700	199,002
	Novartis AG ADR	3,131,000	191,805
*	Life Technologies Corp.	2,875,945	140,576
*	QIAGEN NV	7,100,000	131,421
*	Pharmacyclics Inc.	937,100	60,443
*	Boston Scientific Corp.	7,566,300	43,431
*	Illumina Inc.	673,600	32,468
*	Edwards Lifesciences
	Corp.	300,000	32,211
*	Seattle Genetics Inc.	1,019,000	27,462
*	Immunogen Inc.	1,280,000	18,688
*	CharlesRiver
	Laboratories
	International Inc.	378,000	14,969
*	Waters Corp.	169,500	14,124
*	Dendreon Corp.	2,628,900	12,698
*	Affymetrix Inc.	2,700,600	11,694
	PerkinElmer Inc.	335,000	9,872
*	InterMune Inc.	790,000	7,086
	Zimmer Holdings Inc.	54,000	3,651
*	Cerner Corp.	5,000	387
			2,755,938
Industrials (11.2%)
	FedEx Corp.	2,754,430	233,080
	Rockwell Automation Inc.	1,534,100	106,697
	Southwest Airlines Co.	11,235,100	98,532
	Pall Corp.	1,106,600	70,258
^	Ritchie Bros Auctioneers
	Inc.	2,945,000	56,632
	Union Pacific Corp.	325,000	38,577

16

Capital Opportunity Fund

			Market
			Value
		Shares	($000)
	C.H. Robinson
	Worldwide Inc.	564,100	33,028
*	JetBlue Airways Corp.	6,740,150	32,285
*	AECOM Technology Corp.	1,100,000	23,276
*	United Continental
	Holdings Inc.	1,155,000	22,522
*	Delta Air Lines Inc.	2,150,000	19,694
	European Aeronautic
	Defence and Space
	Co. NV	596,440	18,904
*	Jacobs Engineering
	Group Inc.	455,500	18,416
*	Babcock & Wilcox Co.	700,000	17,829
	ExpeditorsInternational
	of Washington Inc.	420,700	15,297
	IDEX Corp.	300,000	12,531
	ChicagoBridge & Iron
	Co. NV	250,000	9,523
	SPXCorp.	80,000	5,233
*	US Airways Group Inc.	57,000	596
*	Colfax Corp.	4,200	154
			833,064
Information Technology (33.5%)
*	Google Inc. Class A	309,605	233,597
	Altera Corp.	6,189,200	210,340
	ASML Holding NV	3,489,900	187,338
*	Symantec Corp.	9,206,100	165,710
*	Adobe Systems Inc.	4,104,500	133,232
	Texas Instruments Inc.	4,552,200	125,413
	Microsoft Corp.	4,000,000	119,120
*	Trimble Navigation Ltd.	2,466,100	117,534
	Corning Inc.	8,080,000	106,252
*	Cree Inc.	3,944,900	100,713
*	Electronic Arts Inc.	7,030,000	89,211
*	Flextronics International
	Ltd.	12,183,400	73,100
*	NVIDIA Corp.	5,426,600	72,391
*	SanDisk Corp.	1,582,248	68,717
*	NeuStar Inc. Class A	1,623,416	64,985
*	EMCCorp.	2,375,000	64,766
*,^	Research In Motion Ltd.	7,108,700	53,315
	Visa Inc. Class A	326,930	43,900
*,1	Descartes Systems
	Group Inc.	4,645,000	40,644
	Plantronics Inc.	1,150,000	40,630
	QUALCOMM Inc.	576,915	36,052
*	Micron Technology Inc.	5,550,000	33,217
*,1	FormFactor Inc.	5,769,300	32,250
*	NetApp Inc.	810,000	26,633
*	Rambus Inc.	4,400,000	24,376
	Hewlett-Packard Co.	1,350,000	23,031
*	Nuance Communications
	Inc.	850,000	21,157
	Intuit Inc.	350,000	20,608

	Motorola Solutions Inc.	375,000	18,956
	FEI Co.	345,000	18,458
	KLA-TencorCorp.	350,000	16,697
*	Entegris Inc.	2,019,231	16,416
	Jabil Circuit Inc.	875,000	16,380
	Apple Inc.	24,000	16,014
*	Cymer Inc.	250,000	12,765
	Xilinx Inc.	300,000	10,023
	Mastercard Inc. Class A	22,100	9,978
*	Ciena Corp.	607,142	8,257
	Analog Devices Inc.	200,000	7,838
*	Smart Technologies Inc.
	Class A	4,672,304	7,616
*	Brocade Communications
	Systems Inc.	1,200,000	7,098
	Accenture plc Class A	95,700	6,702
*	Citrix Systems Inc.	30,000	2,297
	Applied Materials Inc.	200,000	2,233
*	Zynga Inc. Class A	67,350	191
*	Facebook Inc. Class A	100	2
			2,506,153
Materials (2.8%)
	Monsanto Co.	2,328,786	211,966

Telecommunication Services (0.3%)
*	Sprint Nextel Corp.	4,200,000	23,184

Utilities (0.7%)
	Public Service Enterprise
	Group Inc.	830,800	26,735
*	AES Corp.	2,338,825	25,657
			52,392
Total Common Stocks
(Cost $5,068,604)			7,368,576
Temporary Cash Investment (2.6%)
Money Market Fund (2.6%)
[2,3]	Vanguard Market
	Liquidity Fund, 0.163%
	(Cost $194,525)	194,525,321	194,525
Total Investments (101.2%)
(Cost $5,263,129)			7,563,101
Other Assets and Liabilities (-1.2%)
Other Assets			12,904
Liabilities[3]			(99,472)
			(86,568)
Net Assets (100%)			7,476,533

17

Capital Opportunity Fund

At September 30, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	4,947,559
Undistributed Net Investment Income	25,047
Accumulated Net Realized Gains	203,845
Unrealized Appreciation (Depreciation)
Investment Securities	2,299,972
Foreign Currencies	110
Net Assets	7,476,533

Investor Shares—Net Assets
Applicable to 73,212,058 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,431,803
Net Asset Value Per Share—
Investor Shares	$33.22

Admiral Shares—Net Assets
Applicable to 65,732,986 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,044,730
Net Asset Value Per Share—
Admiral Shares	$76.75

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $41,363,000.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $44,950,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

18

Capital Opportunity Fund

Statement of Operations

Year Ended
September 30, 2012
($000)
Investment Income
Income
Dividends[1,2]	84,805
Interest[2]	274
Security Lending	356
Total Income	85,435
Expenses
Investment Advisory Fees—Note B	19,490
The Vanguard Group—Note C
Management and Administrative—Investor Shares	4,958
Management and Administrative—Admiral Shares	6,375
Marketing and Distribution—Investor Shares	505
Marketing and Distribution—Admiral Shares	849
Custodian Fees	133
Auditing Fees	26
Shareholders’ Reports—Investor Shares	38
Shareholders’ Reports—Admiral Shares	30
Trustees’ Fees and Expenses	15
Total Expenses	32,419
Net Investment Income	53,016
Realized Net Gain (Loss)
Investment Securities Sold[2]	221,296
Foreign Currencies	36
Realized Net Gain (Loss)	221,332
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,331,407
Foreign Currencies	(108)
Change in Unrealized Appreciation (Depreciation)	1,331,299
Net Increase (Decrease) in Net Assets Resulting from Operations	1,605,647
1 Dividends are net of foreign withholding taxes of $3,511,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $67,000, $274,000, and $249,108,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Capital Opportunity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	53,016	41,306
Realized Net Gain (Loss)	221,332	507,469
Change in Unrealized Appreciation (Depreciation)	1,331,299	(779,207)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,605,647	(230,432)
Distributions
Net Investment Income
Investor Shares	(13,132)	(11,536)
Admiral Shares	(28,694)	(22,920)
Realized Capital Gain[1]
Investor Shares	(119,830)	—
Admiral Shares	(224,279)	—
Total Distributions	(385,935)	(34,456)
Capital Share Transactions
Investor Shares	(401,140)	(1,228,183)
Admiral Shares	(96,730)	349,482
Net Increase (Decrease) from Capital Share Transactions	(497,870)	(878,701)
Total Increase (Decrease)	721,842	(1,143,589)
Net Assets
Beginning of Period	6,754,691	7,898,280
End of Period[2]	7,476,533	6,754,691
1 Includes fiscal 2012 short-term gain distributions totaling $1,640,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $25,047,000 and $18,113,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Capital Opportunity Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$28.17	$29.59	$27.71	$29.41	$42.70
Investment Operations
Net Investment Income	.216	.151	.106	.121	.254[1]
Net Realized and Unrealized Gain
(Loss) on Investments	6.464	(1.450)	1.871	.355	(9.884)
Total from Investment Operations	6.680	(1.299)	1.977	.476	(9.630)
Distributions
Dividends from Net Investment Income	(.161)	(.121)	(.097)	(.114)	(.218)
Distributions from Realized Capital Gains	(1.469)	—	—	(2.062)	(3.442)
Total Distributions	(1.630)	(.121)	(.097)	(2.176)	(3.660)
Net Asset Value, End of Period	$33.22	$28.17	$29.59	$27.71	$29.41

Total Return[2]	24.62%	-4.45%	7.14%	4.41%	-24.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,432	$2,412	$3,675	$3,903	$3,851
Ratio of Total Expenses to
Average Net Assets	0.48%	0.48%	0.48%	0.50%	0.45%
Ratio of Net Investment Income to
Average Net Assets	0.67%	0.45%	0.36%	0.50%	0.67%[1]
Portfolio Turnover Rate	9%	9%	8%	12%	13%

1 Net investment income per share and the ratio of net investment income to average net assets include $.125 and 0.33%, respectively, resulting from a special dividend from ASML Holding NV in October 2007.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Capital Opportunity Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$65.10	$68.38	$64.04	$68.00	$98.71
Investment Operations
Net Investment Income	.559	.400	.298	.329	.664[1]
Net Realized and Unrealized Gain (Loss)
on Investments	14.917	(3.358)	4.315	.811	(22.845)
Total from Investment Operations	15.476	(2.958)	4.613	1.140	(22.181)
Distributions
Dividends from Net Investment Income	(.434)	(.322)	(.273)	(.339)	(.577)
Distributions from Realized Capital Gains	(3.392)	—	—	(4.761)	(7.952)
Total Distributions	(3.826)	(.322)	(.273)	(5.100)	(8.529)
Net Asset Value, End of Period	$76.75	$65.10	$68.38	$64.04	$68.00

Total Return[2]	24.69%	-4.39%	7.21%	4.52%	-24.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,045	$4,342	$4,223	$3,938	$3,787
Ratio of Total Expenses to
Average Net Assets	0.41%	0.41%	0.41%	0.41%	0.36%
Ratio of Net Investment Income to
Average Net Assets	0.74%	0.52%	0.43%	0.59%	0.76%[1]
Portfolio Turnover Rate	9%	9%	8%	12%	13%

1 Net investment income per share and the ratio of net investment income to average net assets include $.289 and 0.33%, respectively, resulting from a special dividend from ASML Holding NV in October 2007.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Capital Opportunity Fund

Notes to Financial Statements

Vanguard Capital Opportunity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares prior to May 23, 2012, were credited to paid-in capital.

23

Capital Opportunity Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2012, the investment advisory fee represented an effective annual rate of 0.26% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2012, the fund had contributed capital of $1,057,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.42% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	7,056,738	311,838	—
Temporary Cash Investments	194,525	—	—
Total	7,251,263	311,838	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

24

Capital Opportunity Fund

During the year ended September 30, 2012, the fund realized net foreign currency gains of $36,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $4,292,000 from undistributed net investment income, and $17,754,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2012, the fund had $40,209,000 of ordinary income and $203,541,000 of long-term capital gains available for distribution.

At September 30, 2012, the cost of investment securities for tax purposes was $5,263,129,000. Net unrealized appreciation of investment securities for tax purposes was $2,299,972,000, consisting of unrealized gains of $2,971,420,000 on securities that had risen in value since their purchase and $671,448,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2012, the fund purchased $624,962,000 of investment securities and sold $1,379,710,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Year Ended September 30,
	2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	169,576	5,405	223,210	6,730
Issued in Lieu of Cash Distributions	127,508	4,438	11,042	334
Redeemed[1]	(698,224)	(22,264)	(1,462,435)	(45,617)
Net Increase (Decrease)—Investor Shares	(401,140)	(12,421)	(1,228,183)	(38,553)
Admiral Shares
Issued	459,825	6,387	1,053,781	14,293
Issued in Lieu of Cash Distributions	231,561	3,491	20,865	274
Redeemed[1]	(788,116)	(10,843)	(725,164)	(9,629)
Net Increase (Decrease)—Admiral Shares	(96,730)	(965)	349,482	4,938

1 Net of redemption fees for fiscal 2012 and 2011 of $131,000 and $356,000, respectively (fund totals). Effective May, 23, 2012, the redemption fee was eliminated.

25

Capital Opportunity Fund

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Sept. 30, 2011		Proceeds from		Sept. 30, 2012
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Ascena Retail Group Inc.	112,246	—	113,729	—	NA1
Descartes Systems Group Inc.	28,892	—	—	—	40,644
FormFactor Inc.	35,864	303	223	—	32,250
Strattec Security Corp.	5,088	—	3,431	67	NA1
Thomas & Betts Corp.	115,739	—	202,246	—	—
	297,829			67	72,894
1 Not applicable — At September 30, 2012, the security was still held, but the issuer was no longer an affiliated company of the fund.

I. In preparing the financial statements as of September 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

26

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Capital Opportunity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Capital Opportunity Fund (constituting a separate portfolio of Vanguard Horizon Funds, hereafter referred to as the “Fund”) at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 12, 2012

Special 2012 tax information (unaudited) for Vanguard Capital Opportunity Fund

This information for the fiscal year ended September 30, 2012, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $41,826,000 of qualified dividend income to shareholders during the fiscal year.

The fund distributed $360,576,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

27

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2012. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Capital Opportunity Fund Investor Shares
Periods Ended September 30, 2012
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	24.62%	0.21%	11.82%
Returns After Taxes on Distributions	23.61	-0.55	11.29
Returns After Taxes on Distributions and Sale of Fund Shares	17.07	0.03	10.51

28

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

29

Six Months Ended September 30, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Opportunity Fund	3/31/2012	9/30/2012	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,010.96	$2.42
Admiral Shares	1,000.00	1,011.20	2.07
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.66	$2.43
Admiral Shares	1,000.00	1,023.01	2.08

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.48% for Investor Shares and 0.41% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

30

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

31

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U.S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001. [2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Michael S. Miller
Industries, Inc. (forklift trucks/housewares/lignite);	Kathleen C. Gubanich	James M. Norris
Director of Goodrich Corporation (industrial products/	Paul A. Heller	Glenn W. Reed
aircraft systems and services) and the National	Martha G. King	George U. Sauter
Association of Manufacturers; Chairman of the Board	Chris D. McIsaac
of the Federal Reserve Bank of Cleveland and of
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.	Chairman Emeritus and Senior Advisor

John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);	John C. Bogle
Overseer of the Amos Tuck School of Business	Chairman and Chief Executive Officer, 1974–1996
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1110 112012

Annual Report | September 30, 2012

Vanguard Global Equity Fund

> Vanguard Global Equity Fund returned 22.20% for the 12 months ended September 30, 2012, outperforming both its benchmark index and the average return of peer funds.

> The fund’s long-standing decision to moderate its exposure to North American, principally U.S., stocks created the portfolio’s only notable shortfall.

> Across almost every region, the fund held some of the better-performing stocks.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	11
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	31
About Your Fund’s Expenses.	32
Glossary.	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2012

Total
Returns
Vanguard Global Equity Fund	22.20%
MSCI All Country World Index	20.98
Global Funds Average	19.05
Global Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
September 30, 2011, Through September 30, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Global Equity Fund	$15.24	$18.21	$0.362	$0.000

Chairman’s Letter

Dear Shareholder,

Even as the economic headlines painted a generally dispiriting picture, global stock markets delivered strong returns for the 12 months ended September 30. Vanguard Global Equity Fund returned 22.20%, outpacing the 20.98% return of its benchmark index and the average return of peer funds.

During the past 12 months, the sources of the fund’s strength were almost as wide-ranging as its mandate. It held a preponderance of benchmark-beating stocks in both the developed and emerging markets. The fund’s lone setback came from its long-standing decision to moderate its exposure to North American (principally U.S.) stock markets, which outperformed most other markets during the period.

In August, the fund’s trustees restructured its advisory arrangement, removing AllianceBernstein. Baillie Gifford Overseas, which has advised the fund since 2008, assumed responsibility for the assets previously managed by AllianceBernstein.

If you hold Vanguard Global Equity Fund in a taxable account, you may wish to review the discussion of after-tax returns later in this report.

Stocks notched a powerful rally, with help from central bankers

U.S. stocks surged 30% in the 12 months ended September 30, outpacing the gains of their international counterparts. The rally came amid moves by U.S. and European central bankers to quiet—at least temporarily—investors’ concerns about the U.S. economy and the finances of European governments and banks.

While U.S. stocks were the standouts, European and emerging markets stocks also posted double-digit results. The developed markets of the Pacific region were the weakest performers but still recorded a modest advance.

In July, the president of the European

Central Bank declared that policymakers would do whatever was needed to preserve the euro common currency.

That pronouncement was encouraging to investors, but Europe’s financial troubles are by no means resolved. Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening continues in the face of weak economic growth.

Bonds produced solid returns, future results may be more muted

Bonds once again advanced; the broad U.S. taxable market returned about 5% for the 12 months. Among U.S. Treasuries,

Market Barometer

	Average Annual Total Returns
	Periods Ended September 30, 2012
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	30.06%	13.27%	1.22%
Russell 2000 Index (Small-caps)	31.91	12.99	2.21
Dow Jones U.S. Total Stock Market Index	30.00	13.29	1.53
MSCI All Country World Index ex USA (International)	14.48	3.17	-4.12

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.16%	6.19%	6.53%
Barclays Municipal Bond Index (Broad tax-exempt market)	8.32	5.99	6.06
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.63

CPI
Consumer Price Index	1.99%	2.33%	2.11%

long-term bonds were particularly strong as they benefited from the Federal

Reserve’s bond-buying program.

As bond prices rose, the yield of the 10-year U.S. Treasury note fell to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.) By the end of the period, the yield had climbed, but it still remained low by historical standards.

Bondholders have enjoyed years of strong returns. But as Tim Buckley, our incoming chief investment officer, has noted, investors shouldn’t be surprised if future results are much more modest. As yields tumble, the scope for further declines—and price increases—diminishes.

The Federal Reserve announced on September 13 that it would continue to hold its target for short-term interest rates between 0% and 0.25% at least through mid-2015. The exceptionally low rates, in place since late 2008, kept a tight lid on returns from money market funds and savings accounts.

Wrong markets, right stocks added up to strong 12-month return

Vanguard Global Equity Fund is broadly diversified across developed and emerging stock markets. Compared with its global benchmark index, however, the fund tilts more toward emerging markets and the Pacific region’s developed stock markets. During the past 12 months, these regional

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Global Equity Fund	0.59%	1.44%

The fund expense ratio shown is from the prospectus dated October 12, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2012, the fund’s expense ratio was 0.57%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Global Funds.

preferences could have worked against the fund, as the best-performing stock markets were in Europe and the United States.

The fund managed to compensate for this potential disadvantage by holding the better-performing stocks in most markets. In every region except North America, the fund’s stock holdings produced returns superior to those in the index. In North America (primarily the United States), returns for the fund’s holdings and the benchmark’s stocks were more or less equal, and the fund paid a modest price for dialing back its exposure to this generally strong market.

In most markets, the fund’s materials and industrial stocks were sources of strength. In Europe and North America, energy stocks were a highlight. In North America and Europe, the fund earned strong returns from its holdings in consumer discretionary companies, whose fortunes rise and fall with changes in shoppers’ confidence and paychecks. In the Pacific region’s developed markets and emerging markets, by contrast, these stocks were relative laggards. The fund’s choices among consumer staples stocks, which are relatively insensitive to the rhythms of the business cycle, were less successful across the board.

Total Returns
Ten Years Ended September 30, 2012
Average
Annual Return
Global Equity Fund	9.65%
Spliced Global Equity Index	8.83
Global Funds Average	7.60

For a benchmark description, see the Glossary.
Global Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

The fund’s long-term return yields timeless lessons

For the ten years ended September 30, Vanguard Global Equity Fund returned an average of 9.65% per year, 2 percentage points better than the average return of its peer group and 0.82 percentage point more than the benchmark index. In light of the past decade’s challenges, which include the worst financial crisis since the Great Depression and questions about the euro’s fate, the fund’s performance has been surprisingly robust.

This disconnect between the headlines and the fund’s return illustrates two important lessons. First, talented advisors such as Marathon Asset Management, Acadian Asset Management, and Baillie Gifford Overseas can deliver market-beating returns, especially when they aren’t burdened by high expense ratios. The second lesson is more generally about the benefits of sticking with a long-term investment program.

You need to balance your willingness to take risk with your need to earn rewards. One of the best ways to modulate this balance is through your allocations to higher-risk assets such as stocks and lower-risk assets such as bonds and cash. Once the balance is struck, however, be prepared to sit tight through the occasional—and inevitable—periods of turbulence in higher-risk assets. These frightening setbacks are the price you pay for the potential for longer-term reward.

We thank Jeremy Hosking for his years of distinguished service

When we launched Vanguard Global Equity Fund in 1995, our shareholders were privileged to have advisory firm Marathon Asset Management and portfolio manager Jeremy Hosking at the helm. Marathon and Jeremy brought best-in-class advisory capabilities, superior insight, and a global perspective to our new fund just as non-U.S. stocks were assuming more importance in our clients’ portfolios. At the end of the year, Jeremy will retire from Marathon. We thank him for his years of distinguished service to Vanguard clients. Marathon continues to advise the fund, working with fellow advisory firms Acadian and Baillie Gifford to build on the fund’s record of long-term excellence.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 16, 2012

Advisors’ Report

For the fiscal year ended September 30, 2012, the Global Equity Fund returned

22.20%. Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the fiscal period and of how portfolio positioning reflects this assessment. These comments were prepared on October 17, 2012.

Vanguard Global Equity Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Marathon Asset Management	46	1,754	A long-term and contrarian investment philosophy and
LLP			process with a focus on industry capital cycle analysis
			and in-depth management assessment.
Acadian Asset Management LLC	33	1,289	A quantitative, active, bottom-up investment process
			that combines stock and peer-group valuation to arrive
			at a return forecast for each of more than 40,000
			securities in the global universe.
Baillie Gifford Overseas Ltd.	20	759	The advisor seeks stocks that can generate
			above-average growth in earnings and cash flow,
			producing a bottom-up, stock-driven approach to
			country and asset allocation. An in-depth view on each
			company is measured against the consensus view,
			leading to discrepancies and potential opportunities to
			add value.
Cash Investments	1	51	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

Marathon Asset Management LLP

Portfolio Managers:
Jeremy J. Hosking, Investment Director

Neil M. Ostrer, Investment Director

William J. Arah, Investment Director

Following the global financial crisis the dilemma confronting equity investors remains much the same: Should one bet that the unorthodox monetary policies being pursued in the United States, the United Kingdom, the Eurozone, and even

Japan will be successful in restoring growth? To the extent that recent problems have been caused by excessive financial sector balance sheet expansion from 2002 to 2007, is it rational to expect central bank balance sheet expansion to be part of a solution?

Attempts to reframe the question don’t help much either. Corporate cash flows are at record levels, but economic activity, in developed countries at least, is depressed. There is also a valuation paradox: The U.S. stock market, for example, is believed to be about 50% higher than its long-term

“cyclically adjusted” level when calculated using metrics such as “The Q ratio” (a company’s market value divided by the replacement value of its assets) or “CAPE,” the cyclically adjusted price/ earnings ratio, which is based on corporate earnings over the past ten years. In previous episodes of cyclically depressed economic activity it has always paid to bet that the central banks will prevail and, even with the misgivings outlined above, we believe that this is the way to bet today. Consistent with this conviction is a portfolio that, in the jargon of the day, is “risk on” rather than “risk off.”

It is interesting to note that over the last 12 months the portfolio has outperformed the MSCI All Country World Index despite the long list of concerns that worry investors. The outperformance is largely attributable to stock selection. Geographical allocation was a negative contributor: An underweighting to the United States and an overweighting to Asia ex Japan both had a negative effect on relative performance. However, Asia ex Japan produced the strongest stock selection results, particularly Thailand. AIS, the Thai telecommunication company, made a notable contribution amid growing optimism that the cost of 3G licenses would not be as onerous as feared.

Equity market strength is likely to gather momentum rather than be reversed in the final quarter of 2012 and into 2013, as investors reflect on the latest round of monetary stimulus. The main risks would appear to be unintended consequences. The two most obvious possibilities here are that the monetary accommodation will “leak” into emerging markets, fuelling their rise, and/or that such accommodation will leak directly into consumer price and commodity inflation without any intervening expansion of output. Both of these scenarios are likely to unfold to a degree but not to the extent of completely invalidating the case for a fully invested global equity portfolio.

Acadian Asset Management LLC

Portfolio Managers:
John R. Chisholm, CFA,
Chief Investment Officer

Ronald D. Frashure, CFA,
Chairman, President, and CEO

Brian K. Wolahan, CFA,
Senior Vice President, Director of
Portfolio Management

World markets realized double-digit returns for the 12 months despite volatility throughout the period. The final months of 2011 saw moderation of the year’s generally downward trajectory as investors perceived some hopeful signals from the U.S. economy and from European officials on the region’s debt crises. Early 2012 saw a strong bounce for global equities, as investors were encouraged by a number of positive developments in the United States and European markets were buoyed by better-than-expected economic news and a possible resolution to the Greek debt crisis.

Market momentum soon decelerated, however, with intensifying concerns about the Eurozone’s most indebted members reigniting worries. Despite signs of progress in Europe, economic indicators for most of the region were gloomy.

A contraction in Japanese industrial production and continued slowing in China further eroded sentiment. U.S. indicators told a mixed story, with unease about the strength of the employ-ment recovery somewhat mitigated by positive signs from the long-beleaguered housing market.

Late in the period, a renewed optimism was driven in part by perceived progress on stabilizing Europe and measures by key central banks to prop up economic growth, including the Fed’s passage of QE3, the European Central Bank’s commitment to backstop troubled bond markets, and the Bank of Japan’s expansion of its monetary-easing program.

The portfolio was focused on attractively valued stocks that appeared likely to rise in price based on quality, earnings signals, and price characteristics. Key over-weighted markets, based on bottom-up stock selection, included South Korea, Japan, the United States, and China. The United Kingdom, Switzerland, Canada, and

Brazil were underweighted. The sector focus was on energy, health care, and telecommunication services.

Relative performance was driven by successful stock selection, particularly in Japan. Country allocations were also positive, specifically underweightings in Brazil and Canada and a lack of exposure to Spain.

Baillie Gifford Overseas Ltd.

Portfolio Managers:
Charles Plowden, Joint Senior Partner
and Lead Portfolio Manager

Spencer Adair, CFA, Investment Manager

Malcolm MacColl, Investment Manager

Global markets have rallied strongly over the past year. Much of the good news can be attributed to the United States, where steady, if slow, progress has helped lift sentiment and stock markets. In recent weeks, action by the European Central

Bank and further Quantitative Easing announcements in the United States have reminded us that the authorities still have firepower to deploy to help the world on its path to recovery. Such activity should help to create an atmosphere of confidence more conducive to economic growth.

We remain optimistic and this has been reflected in the portfolio. We continued to reduce exposure to some steady growth companies whose reliable earnings streams have now become richly valued, such as Altria and Japan Tobacco. We also sought to increase the longer-term growth profile of the portfolio by seeking out more rapidly growing companies or those whose growth will benefit from more stringent industrywide capital discipline.

Semiconductors are a natural area of interest for a growth investor. Every year, electronic gadgetry becomes more prevalent, more complex, and demands more processing power, and this presents a number of interesting opportunities. Two recent purchases, Altera and Xilinx, are longstanding superior operators and dominate the market for programmable semiconductors. We envisage program-mable devices taking market share from bespoke ones because of the flexibility their products afford to customers.

Increasing capital discipline, which in turn has been aided by industry consolidation, is apparent in both the cruise holiday and truck industries. We have purchased Royal Caribbean and Volvo (whose auto business was divested many years ago). Both should benefit from a recovery in end demand, self-help, and much-improved industry dynamics, which will lift margins and returns.

In the short term, we cannot discount the possibility that market volatility will reappear. Global growth forecasts have been revised downward amid the Euro-zone’s economic slowdown and China’s realignment toward domestic consumption. However, we see no shortage of opportunity and our companies are making good progress toward long-term goals, which bodes well for the portfolio.

Global Equity Fund

Fund Profile
As of September 30, 2012

Portfolio Characteristics
		MSCI All
		Country
	Fund	World Index
Number of Stocks	905	2,433
Median Market Cap	$16.5B	$36.3B
Price/Earnings Ratio	14.7x	15.2x
Price/Book Ratio	1.7x	1.7x
Return on Equity	16.0%	17.9%
Earnings Growth Rate	10.9%	7.8%
Dividend Yield	2.1%	2.8%
Turnover Rate	67%	—
Ticker Symbol	VHGEX	—
Expense Ratio[1]	0.59%	—
Short-Term Reserves	1.8%	—

Sector Diversification (% of equity exposure)
		MSCI All
		Country
	Fund	World Index
Consumer Discretionary	18.0%	10.4%
Consumer Staples	8.9	10.6
Energy	7.7	11.1
Financials	21.4	19.8
Health Care	8.8	9.5
Industrials	13.1	10.2
Information Technology	10.1	12.7
Materials	5.3	7.5
Telecommunication Services	5.9	4.6
Utilities	0.8	3.6

Volatility Measures
MSCI All
Country
World Index
R-Squared	0.98
Beta	1.03
These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Ten Largest Holdings (% of total net assets)
Amazon.com Inc.	Internet Retail	1.5%
Philip Morris
International Inc.	Tobacco	1.4
Liberty Global Inc.	Cable & Satellite	1.3
Apple Inc.	Computer Hardware	1.2
American International
Group Inc.	Multi-line Insurance	1.0
Samsung Electronics Co.
Ltd.	Semiconductors	1.0
Jardine Matheson	Industrial
Holdings Ltd.	Conglomerates	1.0
Royal Dutch Shell plc	Integrated Oil & Gas	1.0
Jardine Strategic	Industrial
Holdings Ltd.	Conglomerates	1.0
Costco Wholesale Corp.	Hypermarkets &
	Super Centers	0.9
Top Ten		11.3%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated October 12, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2012, the expense ratio was 0.57%.

Global Equity Fund

Market Diversification (% of equity exposure)
		MSCI All
		Country
		World
	Fund	Index
Europe
United Kingdom	8.6%	8.3%
Switzerland	2.4	3.1
France	2.0	3.3
Germany	2.0	3.1
Sweden	1.7	1.2
Other	4.5	4.5
Subtotal	21.2%	23.5%
Pacific
Japan	6.9%	7.2%
Hong Kong	4.0	1.1
Singapore	1.2	0.7
Australia	1.0	3.2
Subtotal	13.1%	12.2%
Emerging Markets
South Korea	2.7%	2.0%
China	2.3	2.2
South Africa	2.3	1.0
Thailand	1.9	0.3
Philippines	1.8	0.1
Malaysia	1.5	0.5
Taiwan	1.4	1.4
Brazil	1.1	1.6
Mexico	1.0	0.6
Other	2.4	2.9
Subtotal	18.4%	12.6%
North America
United States	43.5%	47.1%
Canada	3.8	4.4
Subtotal	47.3%	51.5%
Middle East
Israel	0.0%	0.2%

Global Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2002, Through September 30, 2012
Initial Investment of $10,000

For a benchmark description, see the Glossary.
Global Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

Global Equity Fund

Fiscal-Year Total Returns (%): September 30, 2002, Through September 30, 2012

For a benchmark description, see the Glossary.

Global Equity Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of September 30, 2012

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Common Stocks
Argentina †		3,883	0.1%

Australia †		35,961	0.9%

Austria †		2,597	0.1%

Belgium †		11,107	0.3%

Brazil †		42,717	1.1%

Canada
Rogers Communications Inc. Class B	703,255	28,471	0.7%
Agrium Inc.	221,500	22,981	0.6%
Canada—Other †		90,539	2.4%
		141,991	3.7%

Chile †		4,799	0.1%

China
China Mobile Ltd.	2,791,000	30,941	0.8%
PetroChina Co. Ltd.	6,928,000	8,957	0.2%
China Petroleum & Chemical Corp.	6,726,000	6,239	0.2%
China Telecom Corp. Ltd.	4,736,000	2,737	0.1%
China Resources Enterprise Ltd.	336,067	1,118	0.0%
China—Other †		35,872	0.9%
		85,864	2.2%

Colombia †		498	0.0%

Denmark †		33,831	0.9%

Egypt †		2,776	0.1%

Global Equity Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Finland †		10,374	0.3%

France
Sanofi	240,712	20,600	0.5%
European Aeronautic Defence and Space Co. NV	558,271	17,695	0.5%
France—Other †		35,142	0.9%
		73,437	1.9%

Germany †		73,195	1.9%

Greece †		11,327	0.3%

Hong Kong
Jardine Matheson Holdings Ltd.	699,902	39,732	1.0%
Jardine Strategic Holdings Ltd.	1,089,900	36,896	1.0%
Mandarin Oriental International Ltd.	806,690	1,163	0.0%
Hong Kong—Other †		72,839	1.9%
		150,630	3.9%

Hungary †		312	0.0%

India †		9,994	0.3%

Indonesia †		19,021	0.5%

Ireland †		21,222	0.6%

Israel †		716	0.0%

Italy †		19,248	0.5%

Japan
Nippon Telegraph & Telephone Corp.	557,700	26,535	0.7%
Daito Trust Construction Co. Ltd.	217,200	21,803	0.6%
Hitachi Ltd.	3,105,000	17,242	0.4%
Japan—Other †		193,133	5.0%
		258,713	6.7%

Malaysia †		57,575	1.5%

Mexico
America Movil SAB de CV ADR	1,104,928	28,109	0.7%
Mexico—Other †		10,878	0.3%
		38,987	1.0%

Netherlands †		17,231	0.5%

New Zealand †		724	0.0%

Norway †		25,639	0.7%

Philippines
Ayala Corp.	2,399,833	24,454	0.6%
Philippines—Other †		44,500	1.2%
		68,954	1.8%

Global Equity Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Poland †		13,884	0.4%

Russia †		13,484	0.3%

Singapore
DBS Group Holdings Ltd.	2,232,000	26,070	0.7%
Singapore—Other †		19,174	0.5%
		45,244	1.2%

South Africa
Naspers Ltd.	265,496	16,467	0.4%
South Africa—Other †		69,172	1.8%
		85,639	2.2%

South Korea
Samsung Electronics Co. Ltd.	22,886	27,580	0.7%
Hyundai Motor Co.	97,255	21,936	0.6%
Samsung Electronics Co. Ltd. GDR	20,200	12,184	0.3%
South Korea—Other †		42,078	1.1%
		103,778	2.7%

Spain †		12,050	0.3%

Sweden
Svenska Handelsbanken AB Class A	693,730	26,035	0.7%
Sweden—Other †		36,788	0.9%
		62,823	1.6%

Switzerland
Roche Holding AG	107,431	20,095	0.5%
Nestle SA	274,930	17,347	0.5%
Cie Financiere Richemont SA	285,737	17,157	0.5%
Switzerland—Other †		36,050	0.9%
		90,649	2.4%

Taiwan †		53,278	1.4%

Thailand †		70,850	1.8%

Turkey †		20,125	0.5%

United Kingdom
Royal Dutch Shell plc Class A	984,195	34,078	0.9%
Wolseley plc	544,681	23,299	0.6%
Rolls-Royce Holdings plc	1,646,285	22,458	0.6%
Prudential plc	1,496,828	19,437	0.5%
Vodafone Group plc	5,845,864	16,612	0.4%
Royal Dutch Shell plc Class B	146,694	5,220	0.1%
United Kingdom—Other †		199,353	5.2%
		320,457	8.3%

Global Equity Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
United States
Consumer Discretionary
* Amazon.com Inc.	223,014	56,717	1.5%
* Liberty Global Inc. Class A	512,678	31,145	0.8%
Cablevision Systems Corp. Class A	1,410,186	22,351	0.6%
* Liberty Global Inc.	349,117	19,697	0.5%
Brinker International Inc.	480,344	16,956	0.4%
Consumer Discretionary—Other †		251,805	6.5%
		398,671	10.3%

Consumer Staples
Philip Morris International Inc.	611,772	55,023	1.4%
Costco Wholesale Corp.	355,015	35,546	0.9%
Tyson Foods Inc. Class A	1,110,798	17,795	0.5%
Estee Lauder Cos. Inc. Class A	259,144	15,955	0.4%
Consumer Staples—Other †		49,845	1.3%
		174,164	4.5%

Energy
ConocoPhillips	397,108	22,707	0.6%
Phillips 66	347,377	16,108	0.4%
Energy—Other †		92,654	2.4%
		131,469	3.4%

Exchange-Traded Fund
1 Vanguard MSCI Emerging Markets ETF	317,402	13,251	0.3%

Financials
* American International Group Inc.	1,214,892	39,836	1.0%
* Berkshire Hathaway Inc. Class B	244,855	21,596	0.6%
Discover Financial Services	504,825	20,057	0.5%
SL Green Realty Corp.	236,114	18,906	0.5%
Bank of America Corp.	1,894,205	16,726	0.5%
Financials—Other †		185,408	4.8%
		302,529	7.9%

Health Care
Merck & Co. Inc.	604,305	27,254	0.7%
Eli Lilly & Co.	565,033	26,788	0.7%
Abbott Laboratories	355,360	24,363	0.6%
UnitedHealth Group Inc.	365,055	20,228	0.5%
WellPoint Inc.	296,003	17,171	0.5%
Health Care—Other †		69,626	1.8%
		185,430	4.8%
Industrials
Northrop Grumman Corp.	329,148	21,865	0.6%
Kansas City Southern	243,615	18,461	0.5%
Industrials—Other †		62,410	1.6%
		102,736	2.7%

Global Equity Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Information Technology
Apple Inc.		69,653	46,477	1.2%
* eBay Inc.		610,843	29,571	0.8%
Information Technology—Other †			154,016	4.0%
			230,064	6.0%

Materials †			78,299	2.0%

Telecommunication Services †			18,377	0.5%

Utilities †			252	0.0%
			1,635,242	42.4%
Total Common Stocks (Cost $3,048,441)			3,750,826	97.4%[2]
Preferred Stocks (Cost $75) †			60	0.0%
Convertible Bonds

Consumer Discretionary †			—	0.0%

[3]Financials †			1,119	0.0%

Industrials †			1,517	0.1%
Total Convertible Bonds (Cost $1,608)			2,636	0.1%

	Coupon
Temporary Cash Investments
Money Market Fund
[4,5] Vanguard Market Liquidity Fund	0.163%	172,201,054	172,201	4.4%

6U.S. Government and Agency Obligations †			10,498	0.3%
Total Temporary Cash Investments (Cost $182,700)			182,699	4.7%[2]
[7]Total Investments (Cost $3,232,824)			3,936,221	102.2%
Other Assets and Liabilities
Other Assets			18,669	0.5%
Liabilities[5]			(101,642)	(2.7%)
			(82,973)	(2.2%)
Net Assets			3,853,248	100.0%

Global Equity Fund

At September 30, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	4,967,510
Undistributed Net Investment Income	30,043
Accumulated Net Realized Losses	(1,847,193)
Unrealized Appreciation (Depreciation)
Investment Securities	703,397
Futures Contracts	(522)
Forward Currency Contracts	(85)
Foreign Currencies	98
Net Assets	3,853,248

Net Assets
Applicable to 211,634,614 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)	3,853,248
Net Asset Value Per Share	$18.21

See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
2 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.2% and 3.9%, respectively, of net assets.
3 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the aggregate value of these securities was $1,119,000, representing 0.0% of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
5 Includes $79,729,000 of collateral received for securities on loan.
6 Securities with a value of $4,599,000 have been segregated as initial margin for open futures contracts.
7 The total value of securities on loan is $73,493,000.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Statement of Operations

Year Ended
September 30, 2012
($000)
Investment Income
Income
Dividends[1,2]	84,507
Interest[2]	719
Security Lending	2,516
Total Income	87,742
Expenses
Investment Advisory Fees—Note B
Basic Fee	9,101
Performance Adjustment	793
The Vanguard Group—Note C
Management and Administrative	9,532
Marketing and Distribution	774
Custodian Fees	604
Auditing Fees	40
Shareholders’ Reports	69
Trustees’ Fees and Expenses	9
Total Expenses	20,922
Net Investment Income	66,820
Realized Net Gain (Loss)
Investment Securities Sold[2]	(29,528)
Futures Contracts	11,044
Foreign Currencies and Forward Currency Contracts	(2,986)
Realized Net Gain (Loss)	(21,470)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	664,502
Futures Contracts	270
Foreign Currencies and Forward Currency Contracts	945
Change in Unrealized Appreciation (Depreciation)	665,717
Net Increase (Decrease) in Net Assets Resulting from Operations	711,067
1 Dividends are net of foreign withholding taxes of $3,556,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $167,000, $194,000, and $105,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	66,820	78,752
Realized Net Gain (Loss)	(21,470)	254,579
Change in Unrealized Appreciation (Depreciation)	665,717	(568,777)
Net Increase (Decrease) in Net Assets Resulting from Operations	711,067	(235,446)
Distributions
Net Investment Income	(76,902)	(73,523)
Realized Capital Gain	—	—
Total Distributions	(76,902)	(73,523)
Capital Share Transactions
Issued	452,881	446,848
Issued in Lieu of Cash Distributions	72,488	69,613
Redeemed	(636,233)	(783,383)
Net Increase (Decrease) from Capital Share Transactions	(110,864)	(266,922)
Total Increase (Decrease)	523,301	(575,891)
Net Assets
Beginning of Period	3,329,947	3,905,838
End of Period[1]	3,853,248	3,329,947
1 Net Assets—End of Period includes undistributed net investment income of $30,043,000 and $38,960,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$15.24	$16.74	$15.49	$16.64	$26.51
Investment Operations
Net Investment Income	.320	.345[1]	.314	.371	.529
Net Realized and Unrealized Gain (Loss)
on Investments	3.012	(1.525)	1.292	(.948)	(8.569)
Total from Investment Operations	3.332	(1.180)	1.606	(.577)	(8.040)
Distributions
Dividends from Net Investment Income	(.362)	(.320)	(.356)	(.573)	(.430)
Distributions from Realized Capital Gains	—	—	—	—	(1.400)
Total Distributions	(.362)	(.320)	(.356)	(.573)	(1.830)
Net Asset Value, End of Period	$18.21	$15.24	$16.74	$15.49	$16.64

Total Return[2]	22.20%	-7.31%	10.51%	-2.30%	-32.24%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,853	$3,330	$3,906	$3,813	$5,160
Ratio of Total Expenses to Average
Net Assets[3]	0.57%	0.54%	0.44%	0.47%	0.51%
Ratio of Net Investment Income
to Average Net Assets	1.82%	1.92%	1.94%	2.55%	2.35%
Portfolio Turnover Rate	67%	44%	64%	71%	73%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.02%, (0.02%), (0.11%), (0.13%), and (0.02%).

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Notes to Financial Statements

Vanguard Global Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only

Global Equity Fund

with highly rated counterparties, by a master netting arrangement between the fund and the counterparty, and by the posting of collateral by the counterparty. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended September 30, 2012, the fund’s average investment in futures contracts represented 3% of net assets, based on quarterly average aggregate settlement values. The fund’s average investment in forward currency contracts represented 2% of net assets, based on quarterly average notional amounts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Marathon Asset Management LLP, Acadian Asset Management LLC, and Baillie Gifford Overseas Ltd. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Marathon Asset Management LLP, Acadian Asset Management LLC, and Baillie Gifford Overseas Ltd. are subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI All Country World Index. Until August 2012, a portion of the fund was managed by AllianceBernstein L.P. The basic fee paid to AllianceBernstein L.P. was subject to quarterly adjustments based on performance for the preceding five years relative to the MSCI All Country World Index.

Global Equity Fund

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended September 30, 2012, the aggregate investment advisory fee represented an effective annual basic rate of 0.25% of the fund’s average net assets, before an increase of $793,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2012, the fund had contributed capital of $535,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.21% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—International	296,084	1,819,502	—
Common Stocks—United States	1,635,240	—	—
Preferred Stocks	—	60	—
Convertible Bonds	—	2,636	—
Temporary Cash Investments	172,201	10,498	—
Futures Contracts—Liabilities[1]	(247)	—	—
Forward Currency Contracts—Liabilities	—	(85)	—
Total	2,103,278	1,832,611	—
1 Represents variation margin on the last day of the reporting period.

E. At September 30, 2012, the fair values of derivatives were reflected in the Statement of
Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Liabilities	(247)	(85)	(332)

Global Equity Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2012, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	11,044	—	11,044
Forward Currency Contracts	—	(2,639)	(2,639)
Realized Net Gain (Loss) on Derivatives	11,044	(2,639)	8,405

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	270	—	270
Forward Currency Contracts	—	548	548
Change in Unrealized Appreciation (Depreciation) on Derivatives	270	548	818

At September 30, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	December 2012	53	19,003	(250)
FTSE 100 Index	December 2012	46	4,244	(108)
Dow Jones EURO STOXX 50 Index	December 2012	119	3,758	(183)
Topix Index	December 2012	33	3,118	35
S&P ASX 200 Index	December 2012	17	1,938	(16)

Unrealized appreciation (depreciation) on open S&P 500 Index and FTSE 100 Index futures is required to be treated as realized gain (loss) for tax purposes.

At September 30, 2012, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

Global Equity Fund

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date	Receive		Deliver		($000)
UBS AG	12/21/12	GBP	2,749	USD	4,437	(20)
UBS AG	12/21/12	EUR	3,079	USD	3,965	(59)
UBS AG	12/18/12	JPY	233,327	USD	3,001	—
UBS AG	12/21/12	AUD	1,899	USD	1,960	(6)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2012, the fund realized net foreign currency losses of $347,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended September 30, 2012, the fund realized gains on the sale of passive foreign investment companies of $1,512,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Passive foreign investment companies held at September 30, 2012, had unrealized appreciation of $17,200,000, of which, $16,817,000 has been distributed and is reflected in the balance of undistributed net investment income.

For tax purposes, at September 30, 2012, the fund had $55,604,000 of ordinary income available for distribution. At September 30, 2012, the fund had available capital losses totaling $1,848,782,000 to offset future net capital gains. Of this amount, $1,796,173,000 is subject to expiration dates; $565,891,000 may be used to offset future net capital gains through September 30, 2017, and $1,230,282,000 through September 30, 2018. Capital losses of $52,609,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company

Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At September 30, 2012, the cost of investment securities for tax purposes was $3,250,024,000. Net unrealized appreciation of investment securities for tax purposes was $686,197,000, consisting of unrealized gains of $917,651,000 on securities that had risen in value since their purchase and $231,454,000 in unrealized losses on securities that had fallen in value since their purchase.

Global Equity Fund

G. During the year ended September 30, 2012, the fund purchased $2,347,365,000 of investment securities and sold $2,451,266,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended September 30,
	2012	2011
	Shares	Shares
	(000)	(000)
Issued	26,113	24,878
Issued in Lieu of Cash Distributions	4,542	3,933
Redeemed	(37,464)	(43,692)
Net Increase (Decrease) in Shares Outstanding	(6,809)	(14,881)

I. In preparing the financial statements as of September 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Global Equity Fund:

In our opinion, the accompanying statement of net assets—investment summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Global Equity Fund (constituting a separate portfolio of Vanguard Horizon Funds, hereafter referred to as the “Fund”) at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 12, 2012

Special 2012 tax information (unaudited) for Vanguard Global Equity Fund

This information for the fiscal year ended September 30, 2012, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $62,606,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 34.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund designates to shareholders foreign source income of $48,080,000 and foreign taxes paid of $3,340,000. Shareholders will receive more detailed information with their Form 1099-DIV in
January 2013 to determine the calendar-year amounts to be included on their 2012 tax returns.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2012. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Global Equity Fund

Periods Ended September 30, 2012

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	22.20%	-3.69%	9.65%
Returns After Taxes on Distributions	21.78	-4.32	8.99
Returns After Taxes on Distributions and Sale of Fund Shares	14.86	-3.24	8.40

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global Equity Fund	3/31/2012	9/30/2012	Period
Based on Actual Fund Return	$1,000.00	$1,007.75	$2.87
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.21	2.89

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.57%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Global Equity Index: MSCI All Country World Index returns gross of taxes through
March 31, 2007; MSCI All Country World Index returns net of withholding taxes thereafter.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U.S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001. [2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Michael S. Miller
Industries, Inc. (forklift trucks/housewares/lignite);	Kathleen C. Gubanich	James M. Norris
Director of Goodrich Corporation (industrial products/	Paul A. Heller	Glenn W. Reed
aircraft systems and services) and the National	Martha G. King	George U. Sauter
Association of Manufacturers; Chairman of the Board	Chris D. McIsaac
of the Federal Reserve Bank of Cleveland and of
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.	Chairman Emeritus and Senior Advisor
John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning	Founder
Incorporated (communications equipment); Director	John C. Bogle
of SPX Corporation (multi-industry manufacturing);	Chairman and Chief Executive Officer, 1974–1996
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1290 112012

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2012

		Market
		Value
	Shares	($000)

Common Stocks (97.4%)[1]
Argentina (0.1%)
Arcos Dorados Holdings Inc. Class A	251,662	3,883

Australia (0.9%)
Australia & New Zealand Banking Group Ltd.	364,662	9,319
Brambles Ltd.	1,105,032	8,007
Amcor Ltd.	556,530	4,466
Wesfarmers Ltd.	92,007	3,256
Cochlear Ltd.	42,720	2,964
BHP Billiton Ltd.	80,233	2,742
Santos Ltd.	130,325	1,529
Orica Ltd.	59,242	1,523
Iluka Resources Ltd.	117,143	1,197
Alumina Ltd.	455,071	396
CSL Ltd.	7,542	359
DuluxGroup Ltd.	59,322	203
		35,961
Austria (0.1%)
Andritz AG	21,806	1,237
Oesterreichische Post AG	27,351	979
Raiffeisen Bank International AG	5,662	205
* Erste Group Bank AG	7,881	176
		2,597
Belgium (0.3%)
Anheuser-Busch InBev NV	129,831	11,107

Brazil (1.1%)
Vale SA Class B ADR	477,600	8,291
BM&FBovespa SA	1,288,600	7,761
Petroleo Brasileiro SA ADR Type A	263,600	5,818
Odontoprev SA	983,953	5,485
Cia de Saneamento Basico do Estado de Sao Paulo ADR	65,414	5,312
* OGX Petroleo e Gas Participacoes SA	1,058,403	3,232
Embraer SA ADR	49,231	1,311
Banco do Brasil SA	89,700	1,097
Multiplan Empreendimentos Imobiliarios SA	34,500	1,014
Petroleo Brasileiro SA ADR	34,900	801
MRV Engenharia e Participacoes SA	94,400	559
Cia de Saneamento Basico do Estado de Sao Paulo	13,600	553
Duratex SA	83,800	547
Diagnosticos da America SA	60,700	363
Localiza Rent a Car SA	18,147	314
WEG SA	22,100	259
		42,717
Canada (3.7%)
Rogers Communications Inc. Class B	703,255	28,471
Agrium Inc.	221,500	22,981
Bombardier Inc. Class B	3,931,616	14,757
Imperial Oil Ltd.	245,092	11,281
Magna International Inc.	258,000	11,156
Fairfax Financial Holdings Ltd.	27,179	10,460
^ Toronto-Dominion Bank	118,500	9,883
BCE Inc.	132,531	5,830
Onex Corp.	147,253	5,812
Bank of Montreal	90,600	5,354
Ritchie Bros Auctioneers Inc.	267,891	5,152
Bank of Montreal	73,484	4,338
Suncor Energy Inc.	99,800	3,283
Aimia Inc.	86,213	1,293
* CGI Group Inc. Class A	44,000	1,182
Saputo Inc.	11,200	481
Empire Co. Ltd. Class A	4,500	271
* Yellow Media Inc.	83,441	6

1

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2012

			Market
			Value
		Shares	($000)
*	Yellow Media Inc.	83,441	6
			141,991
Chile (0.1%)
	Enersis SA ADR	229,729	3,765
	Vina Concha y Toro SA	299,789	626
	Quinenco SA	146,924	408
			4,799
China (2.2%)
	China Mobile Ltd.	2,791,000	30,941
	Mindray Medical International Ltd. ADR	364,984	12,267
	PetroChina Co. Ltd.	6,928,000	8,957
	Tsingtao Brewery Co. Ltd.	1,524,000	8,377
	China Petroleum & Chemical Corp.	6,726,000	6,239
	Shandong Weigao Group Medical Polymer Co. Ltd.	4,312,000	5,541
*	Baidu Inc. ADR	34,800	4,065
	China Telecom Corp. Ltd.	4,736,000	2,737
*	SINA Corp.	31,300	2,025
*	NetEase Inc. ADR	20,400	1,145
	China Resources Enterprise Ltd.	336,067	1,118
	Want Want China Holdings Ltd.	695,994	886
	Tingyi Cayman Islands Holding Corp.	186,373	559
*	Giant Interactive Group Inc. ADR	87,822	456
	Weiqiao Textile Co.	778,185	284
	Silver Grant International	1,692,000	267
			85,864
Colombia (0.0%)
	Cementos Argos SA	64,150	279
	Grupo Argos SA Prior Pfd.	19,886	219
			498
Denmark (0.9%)
	Carlsberg A/S Class B	129,574	11,479
	Novo Nordisk A/S Class B	37,514	5,904
	Coloplast A/S Class B	24,145	5,031
*	Jyske Bank A/S	118,803	3,516
	GN Store Nord A/S	186,511	2,866
*	William Demant Holding A/S	26,776	2,399
*	Danske Bank A/S	62,838	1,133
*	Topdanmark A/S	3,899	762
*	Bang & Olufsen A/S	33,672	462
*,^	Vestas Wind Systems A/S	39,297	279
			33,831
Egypt (0.1%)
	Ezz Steel	1,397,944	2,776

Finland (0.3%)
	Sampo Oyj	164,626	5,130
	Metso Oyj	78,220	2,802
	Tieto Oyj	56,943	985
	Wartsila OYJ Abp	19,854	689
	Cargotec Oyj Class B	15,037	355
*	Outokumpu Oyj	214,800	230
	Nokia Oyj	70,491	183
			10,374
France (1.9%)
	Sanofi	240,712	20,600
	European Aeronautic Defence and Space Co. NV	558,271	17,695
	BNP Paribas SA	279,995	13,275
	Total SA	80,453	4,003
	Legrand SA	91,749	3,458
	AXA SA	110,826	1,650
	Societe BIC SA	12,362	1,493

2

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2012

			Market
			Value
		Shares	($000)
	ArcelorMittal	101,392	1,460
	Eurofins Scientific	9,450	1,340
	Thales SA	36,712	1,260
	Carrefour SA	56,773	1,178
	Neopost SA	21,174	1,171
	Groupe Eurotunnel SA	161,478	1,137
	Technip SA	8,255	917
*	Societe Generale SA	27,467	778
	Edenred	26,202	736
	Imerys SA	7,677	450
	SA des Ciments Vicat	7,459	400
	Nexity SA	9,290	268
*	Alcatel-Lucent ADR	131,498	145
	APERAM	722	12
*,^	Eurofins Scientific Warrants Exp. 6/29/2017	249	11
			73,437
Germany (1.9%)
	Deutsche Post AG	565,549	11,049
	Bayer AG	99,756	8,578
	Muenchener Rueckversicherungs AG	39,081	6,111
	BASF SE	68,437	5,783
	Deutsche Boerse AG	101,544	5,619
	Fresenius Medical Care AG & Co. KGaA	71,944	5,277
	Deutsche Lufthansa AG	321,891	4,369
	Daimler AG	77,968	3,784
	SAP AG	47,553	3,384
	Bayerische Motoren Werke AG	37,224	2,730
	Henkel AG & Co. KGaA Prior Pfd.	30,708	2,446
	E.ON AG	100,626	2,391
	Merck KGaA	13,595	1,678
	Deutsche Telekom AG	127,476	1,568
	Suedzucker AG	44,182	1,565
	Siemens AG	11,664	1,167
	Hannover Rueckversicherung AG	13,240	847
	Adidas AG	9,352	767
	GEA Group AG	21,137	641
	Deutsche Bank AG	15,904	630
	Duerr AG	8,554	570
	Axel Springer AG	11,289	490
	Freenet AG	26,631	435
	Aurubis AG	6,953	406
	Fresenius SE & Co. KGaA	3,277	381
	Celesio AG	15,140	270
	Gildemeister AG	14,555	259
			73,195
Greece (0.3%)
	Coca Cola Hellenic Bottling Co. SA	549,422	10,258
	Motor Oil Hellas Corinth Refineries SA	118,599	923
	OPAP SA	28,458	146
			11,327
Hong Kong (3.9%)
	Jardine Matheson Holdings Ltd.	699,902	39,732
	Jardine Strategic Holdings Ltd.	1,089,900	36,896
	New World Development Co. Ltd.	10,271,097	15,828
	Esprit Holdings Ltd.	5,174,743	7,931
	Television Broadcasts Ltd.	1,064,000	7,855
	Wheelock & Co. Ltd.	1,788,000	7,682
	First Pacific Co. Ltd.	6,438,400	6,962
	SmarTone Telecommunications Holdings Ltd.	3,360,474	6,672
	CLP Holdings Ltd.	538,000	4,567
	Midland Holdings Ltd.	7,120,000	4,217
	Hongkong & Shanghai Hotels	2,953,281	3,491
	Henderson Land Development Co. Ltd.	458,466	3,283

3

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2012

			Market
			Value
		Shares	($000)
	Hong Kong Aircraft Engineering Co. Ltd.	170,400	2,265
	Mandarin Oriental International Ltd.	806,690	1,163
*	Next Media Ltd.	6,072,000	594
	Goodbaby International Holdings Ltd.	1,690,000	546
	Texwinca Holdings Ltd.	487,139	313
*	I-CABLE Communications Ltd.	6,402,000	304
	SJM Holdings Ltd.	115,000	248
	City Telecom HK Ltd. ADR	17,300	81
			150,630
Hungary (0.0%)
	OTP Bank plc	17,667	312

India (0.3%)
	Hindustan Unilever Ltd.	391,511	4,044
	Zee Entertainment Enterprises Ltd.	423,471	1,565
	United Breweries Ltd.	56,578	700
*	Dish TV India Ltd.	445,283	696
	Havells India Ltd.	56,327	666
	Tata Consultancy Services Ltd.	20,910	513
	Indian Bank	116,661	427
	Grasim Industries Ltd.	6,497	408
	Sun TV Network Ltd.	61,060	403
	Infosys Ltd. ADR	7,900	383
*	Idea Cellular Ltd.	116,891	189
			9,994
Indonesia (0.5%)
*	Bank Pan Indonesia Tbk PT	78,480,843	5,641
	Matahari Putra Prima Tbk PT	22,549,275	3,530
	Indofood Sukses Makmur Tbk PT	5,656,000	3,330
	Bank Negara Indonesia Persero Tbk PT	7,436,611	3,037
	Telekomunikasi Indonesia Persero Tbk PT ADR	22,978	895
	Gajah Tunggal Tbk PT	2,642,500	625
	Semen Gresik Persero Tbk PT	327,000	492
	Bank Rakyat Indonesia Persero Tbk PT	588,768	456
	Citra Marga Nusaphala Persada Tbk PT	2,020,500	447
	Gudang Garam Tbk PT	42,000	203
	Ace Hardware Indonesia Tbk PT	264,000	169
	Mayora Indah Tbk PT	70,000	163
*	Mulia Industrindo Tbk PT	921,000	23
	Sumber Alfaria Trijaya Tbk PT	17,180	10
			19,021
Ireland (0.6%)
*	Ryanair Holdings plc ADR	224,371	7,236
	Dragon Oil plc	455,435	4,460
	Paddy Power plc	35,818	2,653
	CRH plc (London Shares)	132,814	2,557
*	Governor & Co. of the Bank of Ireland	9,959,141	1,235
	CRH plc	48,801	937
	DCC plc (London Shares)	28,986	837
	Irish Continental Group plc	36,081	827
	DCC plc	14,768	424
*	Independent News & Media plc	318,558	56
*	Irish Bank Resolution Corp. Ltd.	122,273	—
			21,222
Israel (0.0%)
	Teva Pharmaceutical Industries Ltd. ADR	17,300	716

Italy (0.5%)
	Saipem SPA	107,207	5,166
	Luxottica Group SPA ADR	94,994	3,349
	Enel SPA	764,733	2,709
	Luxottica Group SPA	61,709	2,177
	Fiat Industrial SPA	219,090	2,146
*	Fiat SPA	218,604	1,169

4

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2012

		Market
		Value
	Shares	($000)
* UniCredit SPA	190,215	792
Davide Campari-Milano SPA	92,610	729
Exor SPA	19,437	490
Intesa Sanpaolo SPA (Registered)	218,567	333
* Finmeccanica SPA	39,468	188
		19,248
Japan (6.7%)
^ Nippon Telegraph & Telephone Corp.	557,700	26,535
^ Daito Trust Construction Co. Ltd.	217,200	21,803
Hitachi Ltd.	3,105,000	17,242
Namco Bandai Holdings Inc.	874,650	14,818
Otsuka Holdings Co. Ltd.	372,400	11,541
Inpex Corp.	1,717	10,207
Fujitsu Ltd.	2,541,000	9,539
^ Marubeni Corp.	1,255,000	7,979
NTT Data Corp.	2,214	6,951
Yamaha Motor Co. Ltd.	747,500	6,523
Daiwa House Industry Co. Ltd.	346,000	5,013
Toyota Motor Corp.	125,200	4,909
* Olympus Corp.	222,800	4,350
Rohm Co. Ltd.	114,500	3,856
Toyota Tsusho Corp.	178,000	3,802
Tokyo Electron Ltd.	88,400	3,766
^ Sumitomo Mitsui Financial Group Inc.	113,700	3,543
Kao Corp.	120,300	3,537
Dainippon Sumitomo Pharma Co. Ltd.	320,700	3,524
East Japan Railway Co.	52,900	3,500
Tokyo Gas Co. Ltd.	570,000	3,134
Seven & I Holdings Co. Ltd.	100,200	3,070
Mitsubishi UFJ Financial Group Inc.	613,100	2,869
Central Japan Railway Co.	31,800	2,791
LIXIL Group Corp.	107,800	2,569
Sumitomo Electric Industries Ltd.	237,500	2,512
Astellas Pharma Inc.	48,300	2,448
Alfresa Holdings Corp.	46,500	2,291
Secom Co. Ltd.	41,600	2,168
Ship Healthcare Holdings Inc.	66,500	2,116
Isetan Mitsukoshi Holdings Ltd.	199,400	2,078
Yamato Holdings Co. Ltd.	128,200	2,028
Dai-ichi Life Insurance Co. Ltd.	1,712	1,936
Kirin Holdings Co. Ltd.	134,000	1,792
^ ITOCHU Corp.	177,100	1,788
^ MS&AD Insurance Group Holdings	97,700	1,687
Mitsubishi Estate Co. Ltd.	87,000	1,663
Aisin Seiki Co. Ltd.	57,300	1,632
Konica Minolta Holdings Inc.	202,000	1,554
Obayashi Corp.	335,000	1,527
Sekisui House Ltd.	143,000	1,420
West Japan Railway Co.	32,600	1,392
NET One Systems Co. Ltd.	109,400	1,379
Dentsu Inc.	50,500	1,279
Nippon Meat Packers Inc.	98,000	1,257
Daihatsu Motor Co. Ltd.	75,000	1,250
Nichii Gakkan Co.	118,000	1,133
SKY Perfect JSAT Holdings Inc.	2,509	1,130
^ JX Holdings Inc.	204,250	1,116
Fukuoka Financial Group Inc.	266,000	1,080
Sumitomo Forestry Co. Ltd.	112,400	998
Calsonic Kansei Corp.	259,000	998
Toyo Seikan Kaisha Ltd.	92,600	989
Toyo Suisan Kaisha Ltd.	38,000	951
NKSJ Holdings Inc.	48,200	940
Marui Group Co. Ltd.	128,600	909
Onward Holdings Co. Ltd.	109,000	868

5

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2012

		Market
		Value
	Shares	($000)
Sega Sammy Holdings Inc.	39,600	747
Chiba Bank Ltd.	128,000	744
Shimizu Corp.	220,000	740
Kinden Corp.	112,000	705
Yamada Denki Co. Ltd.	15,700	689
Kyowa Hakko Kirin Co. Ltd.	57,000	688
NSK Ltd.	116,000	674
^ Shiseido Co. Ltd.	49,000	672
Azbil Corp.	29,300	588
Bank of Yokohama Ltd.	122,000	580
Hitachi Metals Ltd.	64,000	570
Oriental Land Co. Ltd.	3,800	500
IT Holdings Corp.	34,900	454
Misawa Homes Co. Ltd.	28,000	425
HIS Co. Ltd.	13,500	423
Taiyo Nippon Sanso Corp.	80,000	421
Avex Group Holdings Inc.	20,200	415
Hitachi Chemical Co. Ltd.	30,300	409
Arnest One Corp.	26,400	407
^ Ryosan Co. Ltd.	22,500	403
Toho Holdings Co. Ltd.	19,400	396
United Arrows Ltd.	14,800	395
Nippo Corp.	34,000	394
Unipres Corp.	17,600	390
Maeda Road Construction Co. Ltd.	27,000	352
Nippon Suisan Kaisha Ltd.	163,200	351
Fuji Soft Inc.	16,300	342
Omron Corp.	17,500	336
MediPal Holdings Corp.	23,500	323
Sekisui Chemical Co. Ltd.	40,000	322
Otsuka Corp.	3,500	313
Shimachu Co. Ltd.	14,500	302
Futaba Corp.	23,100	299
Resorttrust Inc.	15,600	290
Seino Holdings Co. Ltd.	45,000	285
Aoyama Trading Co. Ltd.	14,900	285
Nihon Unisys Ltd.	39,100	281
Geo Holdings Corp.	244	280
Nagase & Co. Ltd.	25,000	278
Suzuken Co. Ltd.	8,300	275
COMSYS Holdings Corp.	19,600	273
Izumi Co. Ltd.	12,600	272
Kuroda Electric Co. Ltd.	21,700	264
Universal Entertainment Corp.	13,000	263
IHI Corp.	115,000	256
Osaka Gas Co. Ltd.	58,000	255
^ Konaka Co. Ltd.	27,400	251
^ Autobacs Seven Co. Ltd.	5,400	244
DCM Holdings Co. Ltd.	35,800	238
^ Mitsubishi Corp.	13,100	237
Iwatani Corp.	65,000	236
Kawai Musical Instruments Manufacturing Co. Ltd.	103,000	235
Tokyo Ohka Kogyo Co. Ltd.	10,700	229
Daicel Corp.	36,000	216
Alpine Electronics Inc.	23,000	214
TS Tech Co. Ltd.	13,100	211
Yellow Hat Ltd.	14,700	203
Press Kogyo Co. Ltd.	49,000	196
Gulliver International Co. Ltd.	6,790	194
^ Round One Corp.	38,700	186
Mitsubishi Heavy Industries Ltd.	41,000	177
Tokyo Seimitsu Co. Ltd.	12,100	168
Fujitsu Frontech Ltd.	25,500	141

6

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2012

			Market
			Value
		Shares	($000)
	EDION Corp.	29,600	131
			258,713
Malaysia (1.5%)
	CIMB Group Holdings Bhd.	6,363,238	15,586
	Genting Malaysia Bhd.	10,098,500	11,545
	AMMB Holdings Bhd.	4,214,287	8,755
	Telekom Malaysia Bhd.	3,043,375	6,154
	Sime Darby Bhd.	1,705,757	5,465
	British American Tobacco Malaysia Bhd.	160,400	3,165
	Multi-Purpose Holdings Bhd.	1,744,190	1,994
	Malayan Banking Bhd.	624,300	1,838
	Carlsberg Brewery Malaysia Bhd.	400,300	1,504
*	Malaysian Airline System Bhd.	3,065,566	1,010
	Genting Bhd.	135,800	386
*	UEM Land Holdings Bhd.	315,900	173
			57,575
Mexico (1.0%)
	America Movil SAB de CV ADR	1,104,928	28,109
*	Cemex SAB de CV ADR	586,117	4,882
	Grupo Financiero Banorte SAB de CV	513,400	2,902
	Fomento Economico Mexicano SAB de CV ADR	10,300	948
	Bolsa Mexicana de Valores SAB de CV	373,700	771
*	Genomma Lab Internacional SAB de CV Class B	360,531	697
	Grupo Carso SAB de CV	197,600	678
			38,987
Netherlands (0.5%)
	Heineken NV	91,243	5,439
*	QIAGEN NV	223,800	4,143
	Koninklijke Boskalis Westminster NV	62,410	2,255
	Koninklijke KPN NV	254,981	1,941
	ASML Holding NV	16,662	891
	Akzo Nobel NV	15,434	871
	Koninklijke Philips Electronics NV	27,074	632
	Randstad Holding NV	13,740	457
	Wolters Kluwer NV	22,352	420
	TNT Express NV	12,503	130
	PostNL NV	14,021	49
*,^	Eurocastle Investment Ltd.	35,695	3
			17,231
New Zealand (0.0%)
	Telecom Corp. of New Zealand Ltd.	282,806	557
	Chorus Ltd.	56,561	152
*	PGG Wrightson Ltd.	51,996	15
			724
Norway (0.7%)
	Statoil ASA	559,257	14,432
	Schibsted ASA	124,423	4,762
	Norsk Hydro ASA	891,365	4,189
	DNB ASA	160,452	1,965
*	Storebrand ASA	63,234	291
			25,639
Philippines (1.8%)
	Ayala Corp.	2,399,833	24,454
	ABS-CBN Holdings Corp.	13,224,538	10,487
	Globe Telecom Inc.	368,370	10,215
	DMCI Holdings Inc.	5,365,760	7,450
	Jollibee Foods Corp.	2,802,990	6,791
	Lopez Holdings Corp.	33,935,874	4,513
*	BDO Unibank Inc.	1,423,982	2,212
	SM Investments Corp.	105,900	1,852
	Bank of the Philippine Islands	268,300	512

7

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2012

		Market
		Value
	Shares	($000)
Universal Robina Corp.	280,300	468
		68,954
Poland (0.4%)
KGHM Polska Miedz SA	264,377	12,613
Bank Pekao SA	15,911	785
Tauron Polska Energia SA	318,383	486
		13,884
Russia (0.3%)
Lukoil OAO ADR	146,902	9,080
Sberbank of Russia ADR	107,007	1,261
Globaltrans Investment plc GDR	53,384	1,111
Sistema JSFC GDR	30,421	621
Eurasia Drilling Co. Ltd. GDR	13,254	438
* VimpelCom Ltd. ADR	33,389	397
Gazprom OAO ADR	30,334	306
LSR Group GDR	57,897	270
		13,484
Singapore (1.2%)
DBS Group Holdings Ltd.	2,232,000	26,070
Great Eastern Holdings Ltd.	711,000	8,813
GuocoLeisure Ltd.	6,677,000	3,312
* STATS ChipPAC Ltd.	8,243,000	2,544
Genting Singapore plc	1,066,244	1,185
Golden Agri-Resources Ltd.	1,660,000	887
United Industrial Corp. Ltd.	368,000	863
Oversea-Chinese Banking Corp. Ltd.	109,000	827
United Overseas Bank Ltd.	25,000	399
Global Yellow Pages Ltd.	2,403,000	185
Yoma Strategic Holdings Ltd.	380,000	152
* Global Yellow Pages Ltd. Warrants Exp. 08/13/2014	704,000	7
		45,244
South Africa (2.2%)
Naspers Ltd.	265,496	16,467
Hosken Consolidated Investments Ltd.	1,398,780	14,647
Clicks Group Ltd.	1,621,423	11,241
RMB Holdings Ltd.	1,483,238	6,595
Nedbank Group Ltd.	256,991	5,669
FirstRand Ltd.	1,357,077	4,549
RMI Holdings	1,668,812	4,314
Sun International Ltd.	368,158	3,776
Anglo American plc Ordinary Shares	120,722	3,549
MTN Group Ltd.	109,757	2,119
Remgro Ltd.	96,537	1,688
JD Group Ltd.	296,836	1,666
* Old Mutual plc	573,014	1,575
Anglo American Platinum Ltd.	25,290	1,299
Gold Fields Ltd.	66,432	840
Foschini Group Ltd.	45,988	699
AngloGold Ashanti Ltd.	20,027	698
City Lodge Hotels Ltd.	56,350	623
* Niveus Investments Ltd.	529,505	588
MMI Holdings Ltd.	226,203	575
Steinhoff International Holdings Ltd.	165,153	518
* Murray & Roberts Holdings Ltd.	183,008	487
Imperial Holdings Ltd.	19,096	430
JSE Ltd.	51,278	424
Discovery Holdings Ltd.	53,846	360
Mondi Ltd.	12,320	125
Impala Platinum Holdings Ltd.	4,987	83
Mpact Ltd.	15,297	35
		85,639

8

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2012

		Market
		Value
	Shares	($000)
South Korea (2.7%)
Samsung Electronics Co. Ltd.	22,886	27,580
Hyundai Motor Co.	97,255	21,936
Kia Motors Corp.	247,268	15,364
Samsung Electronics Co. Ltd. GDR	20,200	12,184
SK Holdings Co. Ltd.	60,007	8,317
Woori Finance Holdings Co. Ltd.	596,130	5,867
KB Financial Group Inc.	117,240	4,156
Hana Financial Group Inc.	98,651	3,009
Hyundai Mobis	6,554	1,822
SK Telecom Co. Ltd.	12,396	1,628
Hankook Tire Co. Ltd.	35,606	1,333
Nexen Tire Corp.	18,710	326
KT Corp.	8,120	256
		103,778
Spain (0.3%)
Inditex SA	23,879	2,967
* Banco Santander SA	331,892	2,477
Viscofan SA	34,273	1,570
Acerinox SA	112,159	1,260
Acciona SA	18,381	1,047
Telefonica SA	62,231	832
Mediaset Espana Comunicacion SA	150,750	819
Amadeus IT Holding SA	16,708	390
Distribuidora Internacional de Alimentacion SA	55,629	307
Banco Bilbao Vizcaya Argentaria SA	31,471	248
Banco Santander SA ADR	17,899	133
		12,050
Sweden (1.6%)
Svenska Handelsbanken AB Class A	693,730	26,035
Atlas Copco AB Class B	482,340	10,111
Investor AB Class B	367,400	8,096
Assa Abloy AB Class B	145,340	4,719
Volvo AB Class B	277,479	3,898
Telefonaktiebolaget LM Ericsson Class B	276,076	2,518
Swedish Match AB	56,037	2,268
Nordea Bank AB	115,648	1,145
Oriflame Cosmetics SA	32,321	1,108
Hoganas AB Class B	26,417	920
Skandinaviska Enskilda Banken AB Class A	101,513	851
Modern Times Group AB Class B	12,334	546
Millicom International Cellular SA	5,491	509
* CDON Group AB	15,780	99
		62,823
Switzerland (2.4%)
Roche Holding AG	107,431	20,095
Nestle SA	274,930	17,347
Cie Financiere Richemont SA	285,737	17,157
Schindler Holding AG	84,212	10,368
Novartis AG	95,419	5,840
Julius Baer Group Ltd.	162,352	5,663
UBS AG	412,467	5,022
Geberit AG	13,661	2,975
Adecco SA	47,134	2,250
Clariant AG	114,473	1,364
Sonova Holding AG	9,584	970
Helvetia Holding AG	1,492	521
^ Logitech International SA	49,852	458
ABB Ltd.	18,548	348
OC Oerlikon Corp. AG	28,172	271
		90,649
Taiwan (1.4%)
Fubon Financial Holding Co. Ltd.	13,957,279	15,075

9

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2012

		Market
		Value
	Shares	($000)
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	842,146	13,323
United Microelectronics Corp.	21,180,000	8,764
Taiwan Semiconductor Manufacturing Co. Ltd.	2,303,431	7,086
Uni-President Enterprises Corp.	1,511,595	2,671
Hon Hai Precision Industry Co. Ltd.	548,900	1,718
Taishin Financial Holding Co. Ltd.	3,987,981	1,532
Chunghwa Telecom Co. Ltd.	353,000	1,128
Far EasTone Telecommunications Co. Ltd.	423,000	1,044
Giant Manufacturing Co. Ltd.	81,000	429
Lite-On Technology Corp.	308,641	397
King Yuan Electronics Co. Ltd.	203,000	111
		53,278
Thailand (1.8%)
Kasikornbank PCL (Foreign)	1,863,000	11,012
Bangkok Bank PCL (Foreign)	1,459,400	9,506
* Advanced Info Service PCL (Local)	917,300	6,370
Siam Cement PCL (Foreign)	477,400	6,152
Advanced Info Service PCL (Foreign)	860,400	5,975
Thanachart Capital PCL	4,655,100	5,709
MBK PCL (Foreign)	1,495,900	5,688
Advanced Info Service PCL	613,000	4,257
Land and Houses PCL (Foreign)	9,411,400	2,744
Total Access Communication PCL	901,000	2,703
* Total Access Communication PCL (Local)	896,616	2,690
* GMM Grammy PCL NVDR	2,917,000	1,934
* Siam Commercial Bank PCL (Local)	294,700	1,609
* Big C Supercenter PCL	242,600	1,471
* GMM Grammy PCL (Foreign)	1,829,500	1,213
* BEC World PCL	282,256	698
Major Cineplex Group PCL	534,400	327
BEC World PCL (Foreign)	85,285	211
Post Publishing PCL (Foreign)	1,188,500	209
Matichon PCL (Foreign)	833,800	203
Siam Commercial Bank PCL (Foreign)	30,900	169
		70,850
Turkey (0.5%)
BIM Birlesik Magazalar AS	146,467	6,111
Turkiye Garanti Bankasi AS	1,050,873	4,390
Turkiye Garanti Bankasi AS ADR	495,900	2,142
KOC Holding AS	512,638	2,052
Turkiye Is Bankasi	598,948	1,882
* Turkcell Iletisim Hizmetleri AS	201,903	1,231
Turkiye Halk Bankasi AS	121,992	951
Haci Omer Sabanci Holding AS (Bearer)	149,304	655
Ulker Biskuvi Sanayi AS	102,586	436
Bizim Toptan Satis Magazalari AS	11,518	147
Tupras Turkiye Petrol Rafinerileri AS	5,594	128
		20,125
United Kingdom (8.3%)
Royal Dutch Shell plc Class A	984,195	34,078
Wolseley plc	544,681	23,299
Rolls-Royce Holdings plc	1,646,285	22,458
Prudential plc	1,496,828	19,437
Vodafone Group plc	5,845,864	16,612
BP plc	1,807,162	12,740
Bunzl plc	672,324	12,057
BP plc ADR	225,117	9,536
* Lloyds Banking Group plc	14,770,461	9,300
British American Tobacco plc	171,078	8,791
Rio Tinto plc	174,267	8,149
HSBC Holdings plc	792,853	7,365
Intertek Group plc	152,092	6,743
BHP Billiton plc	187,952	5,869

10

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2012

		Market
		Value
	Shares	($000)
Diageo plc	203,297	5,724
Aggreko plc	149,823	5,609
Royal Dutch Shell plc Class B	146,694	5,220
Reckitt Benckiser Group plc	77,908	4,489
Invensys plc	1,163,539	4,411
Compass Group plc	379,871	4,199
Hays plc	3,325,056	4,151
Howden Joinery Group plc	1,615,039	3,882
Capita plc	308,296	3,861
Unilever plc	102,049	3,726
TESCO plc	692,356	3,718
Michael Page International plc	613,159	3,534
Rightmove plc	116,953	2,964
Sage Group plc	584,097	2,960
APR Energy plc	215,059	2,903
Carnival plc	74,985	2,762
Informa plc	400,127	2,607
Provident Financial plc	110,686	2,457
BAE Systems plc	439,829	2,313
Barclays plc	603,276	2,095
GlaxoSmithKline plc	85,203	1,967
G4S plc	427,950	1,838
WPP plc	131,408	1,790
Reed Elsevier plc	185,743	1,778
Stagecoach Group plc	389,906	1,770
ITV plc	1,235,916	1,767
Experian plc	105,558	1,758
Rexam plc	247,791	1,744
Spectris plc	59,017	1,649
International Personal Finance plc	334,803	1,624
Paragon Group of Cos. plc	464,431	1,550
ICAP plc	292,757	1,522
Smiths Group plc	89,603	1,505
Next plc	24,563	1,370
Admiral Group plc	78,614	1,340
TUI Travel plc	343,910	1,302
Glencore International plc	226,171	1,256
Homeserve plc	306,876	1,042
3i Group plc	279,496	1,007
* Berkeley Group Holdings plc	43,010	978
WH Smith plc	89,551	936
TalkTalk Telecom Group plc	311,659	934
AMEC plc	45,722	849
Devro plc	159,231	844
* Cairn Energy plc	189,278	843
Cable & Wireless Communications plc	1,393,728	813
Aviva plc	152,079	786
Xyratex Ltd.	83,632	769
Sportingbet plc	906,197	756
Petrofac Ltd.	28,459	735
IG Group Holdings plc	100,548	725
Millennium & Copthorne Hotels plc	86,358	678
Sthree plc	143,910	663
Smith & Nephew plc	58,521	646
Centrica plc	115,309	610
Bwin.Party Digital Entertainment plc	359,387	605
British Sky Broadcasting Group plc	49,898	599
Jupiter Fund Management plc	140,892	555
Ladbrokes plc	193,711	541
Mondi plc	52,859	539
IMI plc	36,949	538
* Royal Bank of Scotland Group plc	125,468	521
Standard Chartered plc	21,933	497
National Express Group plc	144,692	490

11

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2012

			Market
			Value
		Shares	($000)
*	Barratt Developments plc	172,408	473
	Close Brothers Group plc	34,692	468
*	Thomas Cook Group plc	1,421,073	402
	Mondi plc	38,261	388
	Daily Mail & General Trust plc	43,118	336
	N Brown Group plc	75,106	333
	Anglo American plc London Shares	10,073	297
	Carphone Warehouse Group plc	104,186	275
	Marshalls plc	155,051	216
	Northgate plc	41,164	160
*	Perform Group plc	9,640	61
*	Connaught plc	103,081	—
			320,457
United States (42.4%)
Consumer Discretionary (10.3%)
*	Amazon.com Inc.	223,014	56,717
*	Liberty Global Inc. Class A	512,678	31,145
	Cablevision Systems Corp. Class A	1,410,186	22,351
*	Liberty Global Inc.	349,117	19,697
	Brinker International Inc.	480,344	16,956
*	priceline.com Inc.	25,386	15,707
	Dillard's Inc. Class A	183,661	13,282
*	PulteGroup Inc.	850,478	13,182
	Omnicom Group Inc.	209,341	10,794
	Walt Disney Co.	182,075	9,519
	CBS Corp. Class B	261,143	9,487
*	Mohawk Industries Inc.	112,250	8,982
	Ford Motor Co.	897,900	8,853
	TJX Cos. Inc.	197,032	8,825
	Royal Caribbean Cruises Ltd.	272,590	8,235
*	Coinstar Inc.	173,450	7,802
^	American Greetings Corp. Class A	455,975	7,660
*,^	Blue Nile Inc.	202,858	7,524
	Harley-Davidson Inc.	173,570	7,354
*	Liberty Media Corp. - Liberty Capital Class A	68,849	7,172
*	CarMax Inc.	246,277	6,970
*	MGM Resorts International	631,021	6,783
*	AMC Networks Inc. Class A	155,026	6,747
	Time Warner Inc.	146,644	6,647
	Sotheby's	199,219	6,275
*	Bed Bath & Beyond Inc.	85,490	5,386
	Cooper Tire & Rubber Co.	273,087	5,238
*	Liberty Interactive Corp. Class A	260,839	4,826
*	DIRECTV	88,320	4,633
*	Hanesbrands Inc.	140,912	4,492
*	ANN Inc.	111,001	4,188
	American Eagle Outfitters Inc.	193,110	4,071
	Gap Inc.	104,472	3,738
	CBS Corp. Class A	85,395	3,109
	Bob Evans Farms Inc.	79,326	3,104
*	K12 Inc.	134,336	2,714
	Interpublic Group of Cos. Inc.	206,795	2,300
	Foot Locker Inc.	51,730	1,836
	KB Home	123,345	1,770
	Ross Stores Inc.	26,883	1,737
	Yum! Brands Inc.	20,948	1,390
	Scholastic Corp.	43,334	1,377
*	TripAdvisor Inc.	41,200	1,357
*	LeapFrog Enterprises Inc.	145,001	1,308
*	Arctic Cat Inc.	29,033	1,204
*	Red Robin Gourmet Burgers Inc.	36,818	1,199
*	Skechers U.S.A. Inc. Class A	58,149	1,186
	Jarden Corp.	20,889	1,104
	Movado Group Inc.	32,052	1,081

12

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2012

		Market
		Value
	Shares	($000)
* Standard Pacific Corp.	151,172	1,022
Hot Topic Inc.	112,620	980
* Smith & Wesson Holding Corp.	81,693	899
* Liberty Ventures Class A	17,389	863
* Discovery Communications Inc. Class A	12,827	765
* Cavco Industries Inc.	14,618	671
* CC Media Holdings Inc. Class A	292,110	666
* Papa John's International Inc.	9,571	511
* Live Nation Entertainment Inc.	52,419	451
* Sonic Corp.	40,846	419
* Discovery Communications Inc.	7,303	409
JAKKS Pacific Inc.	27,282	398
* Multimedia Games Holding Co. Inc.	24,709	389
CTC Media Inc.	33,336	304
Destination Maternity Corp.	11,763	220
* Carmike Cinemas Inc.	18,803	212
Blyth Inc.	6,774	176
* Office Depot Inc.	68,658	176
* Ascent Capital Group Inc. Class A	2,330	126
* Sun-Times Media Group Inc. Class A	130,959	—
		398,671
Consumer Staples (4.5%)
Philip Morris International Inc.	611,772	55,023
Costco Wholesale Corp.	355,015	35,546
Tyson Foods Inc. Class A	1,110,798	17,795
Estee Lauder Cos. Inc. Class A	259,144	15,955
* Smithfield Foods Inc.	648,854	12,750
PepsiCo Inc.	147,680	10,451
Kroger Co.	352,895	8,307
Herbalife Ltd.	115,962	5,497
Universal Corp.	78,879	4,016
Altria Group Inc.	118,836	3,968
* Susser Holdings Corp.	22,300	807
* Medifast Inc.	30,042	786
Nu Skin Enterprises Inc. Class A	17,770	690
PriceSmart Inc.	8,582	650
Kimberly-Clark Corp.	5,384	462
Cal-Maine Foods Inc.	8,504	382
* USANA Health Sciences Inc.	7,763	361
* Omega Protein Corp.	52,359	359
* Central Garden and Pet Co. Class A	26,454	319
SUPERVALU Inc.	16,485	40
		174,164
Energy (3.4%)
ConocoPhillips	397,108	22,707
Phillips 66	347,377	16,108
Exxon Mobil Corp.	174,066	15,918
Marathon Petroleum Corp.	283,603	15,482
Valero Energy Corp.	439,552	13,925
Tesoro Corp.	289,324	12,123
EOG Resources Inc.	82,633	9,259
* Ultra Petroleum Corp.	329,663	7,246
National Oilwell Varco Inc.	80,180	6,423
Western Refining Inc.	237,234	6,211
Delek US Holdings Inc.	157,254	4,008
* Helix Energy Solutions Group Inc.	38,397	701
Baker Hughes Inc.	11,500	520
Alon USA Energy Inc.	29,024	398
EXCO Resources Inc.	32,300	259
Devon Energy Corp.	2,990	181
		131,469

13

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2012

		Market
		Value
	Shares	($000)
Exchange-Traded Fund (0.3%)
2 Vanguard MSCI Emerging Markets ETF	317,402	13,251

Financials (7.9%)
* American International Group Inc.	1,214,892	39,836
* Berkshire Hathaway Inc. Class B	244,855	21,596
Discover Financial Services	504,825	20,057
SL Green Realty Corp.	236,114	18,906
Bank of America Corp.	1,894,205	16,726
* CBRE Group Inc. Class A	699,356	12,875
Citigroup Inc.	381,516	12,483
* Markel Corp.	26,512	12,156
Lazard Ltd. Class A	409,154	11,960
Moody's Corp.	264,252	11,672
American Express Co.	182,540	10,379
Legg Mason Inc.	417,094	10,294
New York Community Bancorp Inc.	685,680	9,709
* MBIA Inc.	940,330	9,526
Huntington Bancshares Inc.	1,217,077	8,398
First Republic Bank	217,647	7,500
* CIT Group Inc.	156,119	6,150
Regions Financial Corp.	795,900	5,738
* PHH Corp.	260,851	5,308
KeyCorp	522,258	4,565
M&T Bank Corp.	47,816	4,550
Progressive Corp.	197,093	4,088
* World Acceptance Corp.	59,705	4,027
Cash America International Inc.	94,736	3,654
* Altisource Portfolio Solutions SA	39,633	3,418
Mercury General Corp.	81,370	3,145
Brandywine Realty Trust	242,884	2,961
CNO Financial Group Inc.	303,005	2,924
Assurant Inc.	77,832	2,903
Synovus Financial Corp.	1,166,300	2,764
JPMorgan Chase & Co.	55,595	2,250
Federated Investors Inc. Class B	91,705	1,897
* MGIC Investment Corp.	688,379	1,053
Piedmont Office Realty Trust Inc. Class A	58,642	1,017
Symetra Financial Corp.	69,674	857
PartnerRe Ltd.	10,856	806
Zions Bancorporation	32,047	662
Reinsurance Group of America Inc. Class A	10,796	625
Republic Bancorp Inc. Class A	27,308	599
Principal Financial Group Inc.	20,500	552
* First Cash Financial Services Inc.	9,500	437
Vornado Realty Trust	4,235	343
Ameriprise Financial Inc.	5,932	336
TD Ameritrade Holding Corp.	21,308	328
Maiden Holdings Ltd.	32,585	290
Calamos Asset Management Inc. Class A	17,710	206
* WMI Holdings Corp.	5,570	3
		302,529
Health Care (4.8%)
Merck & Co. Inc.	604,305	27,254
Eli Lilly & Co.	565,033	26,788
Abbott Laboratories	355,360	24,363
UnitedHealth Group Inc.	365,055	20,228
WellPoint Inc.	296,003	17,171
Humana Inc.	177,020	12,418
* Waters Corp.	100,653	8,387
* Life Technologies Corp.	161,430	7,891
Pfizer Inc.	218,096	5,420
* Express Scripts Holding Co.	73,378	4,599

14

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2012

			Market
			Value
		Shares	($000)
	PDL BioPharma Inc.	582,763	4,481
*	Seattle Genetics Inc.	160,100	4,315
*	Illumina Inc.	74,334	3,583
*	Intuitive Surgical Inc.	6,480	3,212
*	Biogen Idec Inc.	18,495	2,760
	Bristol-Myers Squibb Co.	64,062	2,162
*	Momenta Pharmaceuticals Inc.	141,139	2,056
*	Magellan Health Services Inc.	33,785	1,744
	Warner Chilcott plc Class A	116,559	1,574
*	Health Management Associates Inc. Class A	174,837	1,467
*	Acorda Therapeutics Inc.	30,743	787
*	United Therapeutics Corp.	10,926	611
*	Cambrex Corp.	32,835	385
*	Pozen Inc.	55,485	368
	Chemed Corp.	4,998	346
*	Triple-S Management Corp. Class B	13,306	278
*	Hi-Tech Pharmacal Co. Inc.	7,983	264
*	Orthofix International NV	5,892	264
*	PharMerica Corp.	20,090	254
			185,430
Industrials (2.7%)
	Northrop Grumman Corp.	329,148	21,865
	Kansas City Southern	243,615	18,461
*	Delta Air Lines Inc.	1,161,528	10,640
	Towers Watson & Co. Class A	147,549	7,828
	Viad Corp.	317,934	6,632
	Raytheon Co.	114,107	6,522
	Deere & Co.	75,224	6,205
	General Electric Co.	256,300	5,821
*	US Airways Group Inc.	529,881	5,543
*	Alaska Air Group Inc.	97,922	3,433
	Expeditors International of Washington Inc.	55,500	2,018
	JB Hunt Transport Services Inc.	20,464	1,065
	Aircastle Ltd.	66,569	754
*	Huntington Ingalls Industries Inc.	17,180	722
*	Hawaiian Holdings Inc.	121,528	679
	Kimball International Inc. Class B	48,535	593
*,^	Ultrapetrol Bahamas Ltd.	416,979	592
*	GenCorp Inc.	52,040	494
	Pitney Bowes Inc.	26,200	362
	Heidrick & Struggles International Inc.	28,147	359
*	Saia Inc.	16,197	326
*	Taser International Inc.	50,896	307
	Apogee Enterprises Inc.	15,152	297
	Norfolk Southern Corp.	4,652	296
	Alliant Techsystems Inc.	4,967	249
	Standex International Corp.	5,537	246
	Sauer-Danfoss Inc.	5,544	223
*	Consolidated Graphics Inc.	7,804	204
			102,736
Information Technology (6.0%)
	Apple Inc.	69,653	46,477
*	eBay Inc.	610,843	29,571
*	Gartner Inc.	340,213	15,680
*	Google Inc. Class A	18,820	14,200
	Mastercard Inc. Class A	28,483	12,860
*	Alliance Data Systems Corp.	69,040	9,800
*	Flextronics International Ltd.	1,575,979	9,456
*	LSI Corp.	1,088,340	7,520
	FLIR Systems Inc.	369,701	7,385
	Microsoft Corp.	234,403	6,981
	Xilinx Inc.	207,948	6,948
*	CACI International Inc. Class A	126,306	6,541
	DST Systems Inc.	108,062	6,112

15

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2012

			Market
			Value
		Shares	($000)
	Altera Corp.	153,403	5,213
*,^	VistaPrint NV	151,791	5,184
*	CoreLogic Inc.	166,694	4,422
*	Sapient Corp.	406,377	4,332
*	AOL Inc.	111,970	3,945
*	Teradata Corp.	48,221	3,636
	Western Digital Corp.	84,700	3,280
	Forrester Research Inc.	107,818	3,102
*	Dolby Laboratories Inc. Class A	88,720	2,906
	Xerox Corp.	324,264	2,380
*	Kulicke & Soffa Industries Inc.	174,695	1,817
*	Unisys Corp.	80,796	1,682
*	CSG Systems International Inc.	72,359	1,627
	Convergys Corp.	92,487	1,449
*	Tech Data Corp.	27,163	1,230
	Hewlett-Packard Co.	48,379	825
*	Magnachip Semiconductor Corp.	57,252	676
*	Hackett Group Inc.	129,156	540
	Seagate Technology plc	16,182	502
*	Cognizant Technology Solutions Corp. Class A	5,576	390
	Heartland Payment Systems Inc.	9,645	306
*	Photronics Inc.	54,881	295
	United Online Inc.	53,261	294
	Dell Inc.	25,900	255
*	Power-One Inc.	43,472	243
*	Nortel Networks Corp.	241,295	2
			230,064
Materials (2.0%)
	CF Industries Holdings Inc.	69,719	15,494
	Domtar Corp.	136,001	10,648
	Monsanto Co.	96,542	8,787
	Praxair Inc.	63,553	6,602
	Scotts Miracle-Gro Co. Class A	126,269	5,489
	Huntsman Corp.	366,518	5,472
	Georgia Gulf Corp.	131,770	4,773
	Boise Inc.	415,368	3,639
*	Chemtura Corp.	199,220	3,431
*	Coeur d'Alene Mines Corp.	93,137	2,685
	Minerals Technologies Inc.	29,401	2,085
	American Vanguard Corp.	33,605	1,170
*	Resolute Forest Products	78,674	1,023
	Buckeye Technologies Inc.	31,125	998
	Myers Industries Inc.	56,409	881
	Sherwin-Williams Co.	5,502	819
	PH Glatfelter Co.	42,530	758
	Schweitzer-Mauduit International Inc.	17,170	566
	Neenah Paper Inc.	19,183	549
*	KapStone Paper and Packaging Corp.	17,899	401
*	Kraton Performance Polymers Inc.	14,445	377
	LyondellBasell Industries NV Class A	7,222	373
*	TPC Group Inc.	7,751	316
	United States Steel Corp.	14,325	273
	Bemis Co. Inc.	8,381	264
	Cabot Corp.	6,815	249
*	Mercer International Inc.	23,757	177
			78,299
Telecommunication Services (0.5%)
	Verizon Communications Inc.	211,674	9,646
*	Level 3 Communications Inc.	191,696	4,403
	Telephone & Data Systems Inc.	67,508	1,729
*	NII Holdings Inc.	212,981	1,672
*	Cincinnati Bell Inc.	118,179	674

16

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2012

					Market
					Value
				Shares	($000)
*	United States Cellular Corp.			6,463	253
					18,377
Utilities (0.0%)
	American States Water Co.			5,670	252

					1,635,242
Total Common Stocks (Cost $3,048,441)					3,750,826

		Coupon
Preferred Stocks (0.0%)
*	Malaysian Airline System Bhd. Pfd. (Cost $75)	30.000%		183,333	60

				Face
			Maturity	Amount
			Date	($000)

Convertible Bonds (0.1%)
Consumer Discretionary (0.0%)
	Sotheby's Cvt.	3.125%	6/15/13	—	—
Financials (0.0%)
3	SL Green Operating Partnership LP Cvt.	3.000%	3/30/27	1,032	1,031
3	MGIC Investment Corp. Cvt.	9.000%	4/1/63	323	88
					1,119
Industrials (0.1%)
	AMR Corp. Cvt.	6.250%	10/15/14	1,635	1,079
	US Airways Group Inc. Cvt.	7.250%	5/15/14	184	438
					1,517
Total Convertible Bonds (Cost $1,608)					2,636

				Shares
Temporary Cash Investments (4.7%)[1]
Money Market Fund (4.4%)
4,5	Vanguard Market Liquidity Fund	0.163%		172,201,054	172,201

				Face
				Amount
				($000)
U.S. Government and Agency Obligations (0.3%)
6,7	Fannie Mae Discount Notes	0.135%	12/12/12	10,000	9,997
	United States Treasury Note/Bond	1.375%	11/15/12	500	501
					10,498
Total Temporary Cash Investments (Cost $182,700)					182,699
Total Investments (102.2%) (Cost $3,232,824)					3,936,221
Other Assets and Liabilities—Net (-2.2%)[5]					(82,973)
Net Assets (100%)					3,853,248

* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $73,493,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 98.2% and 3.9%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

17

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2012

3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the aggregate value of these securities was $1,119,000, representing 0.0% of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $79,729,000 of collateral received for securities on loan.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
7 Securities with a value of $4,599,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
NVDR—Non-Voting Depositary Receipt.

18

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Global Equity Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements (not presented herein) of Vanguard Global Equity Fund (the “Fund”) as of September 30, 2012 and for the year then ended and have issued our unqualified report thereon dated November 12, 2012. Our audit included an audit of the Fund’s schedule of investments as of September 30, 2012. This schedule of investments is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this schedule of investments based on our audit.

In our opinion, the accompanying schedule of investments referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 12, 2012

19

© 2012 The Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA 1290 112012

Annual Report | September 30, 2012

Vanguard Strategic Small-Cap Equity Fund

> Vanguard Strategic Small-Cap Equity Fund returned 31.38% for the fiscal year ended September 30, 2012, benefiting from the powerful rally in small-capitalization stocks.

> The fund’s return was a step behind the 32.29% posted by its benchmark index but ahead of the 28.66% average return of peer-group funds.

> Bright spots in the portfolio included stock selections in the energy, industrial,

and consumer staples sectors.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	10
Performance Summary.	11
Financial Statements.	13
Your Fund’s After-Tax Returns.	25
About Your Fund’s Expenses.	26
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2012

Total
Returns
Vanguard Strategic Small-Cap Equity Fund	31.38%
MSCI US Small Cap 1750 Index	32.29
Small-Cap Core Funds Average	28.66
Small-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
September 30, 2011, Through September 30, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Strategic Small-Cap Equity Fund	$16.44	$21.37	$0.196	$0.000

1

Chairman’s Letter

Dear Shareholder,

Vanguard Strategic Small-Cap Equity Fund fully participated in the stock market rally that took place during the 12 months ended September 30, 2012. The fund posted its highest fiscal-year return—31.38%—since operations began about six years ago. As impressive as this absolute return was, it’s important to remember that we evaluate success with this fund by relative standards. Here, the record was mixed. The fund fell a step behind the 32.29% return of its benchmark, the MSCI US Small Cap 1750 Index, but exceeded the 28.66% return of its peer group.

Irrespective of the broad economic and market environment, the advisor has a twofold task in selecting stocks for the portfolio: to outpace the returns of the fund’s benchmark sectors while keeping, for each sector, a risk profile similar to the benchmark’s. To do so, the advisor, Vanguard Equity Investment Group, relies on sophisticated computer models. While maintaining sector-by-sector risk control, the advisor was particularly successful with stock selections in energy, industrials, and consumer staples but less so in information technology and health care.

Note: If you hold shares in a taxable account, you may wish to review the table and discussion of after-tax returns for the fiscal year, based on the highest tax bracket, later in this report.

2

Stocks notched a powerful rally, with help from central bankers

U.S. stocks surged 30% in the 12 months ended September 30, outpacing the gains of their international counterparts. The rally came amid moves by U.S. and European central bankers to quiet—at least temporarily—investors’ concerns about the U.S. economy and the finances of European governments and banks. Although all capitalization sectors benefited from the upswing, small-cap stocks outpaced large-cap ones.

U.S. stocks were the standouts, but European and emerging markets stocks also posted double-digit results. The developed markets of the Pacific region were the weakest performers but still recorded a modest advance.

In July, the president of the European Central Bank declared that policymakers would do whatever was needed to preserve the euro common currency. That pronouncement was encouraging to investors, but Europe’s financial troubles are by no means resolved. Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening continues in the face of weak economic growth.

Bonds produced solid returns; future results may be more muted

Bonds once again advanced; the broad U.S. taxable market returned about 5% for the 12 months. Among U.S. Treasuries,

Market Barometer

		Average Annual Total Returns
	Periods Ended September 30, 2012
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	30.06%	13.27%	1.22%
Russell 2000 Index (Small-caps)	31.91	12.99	2.21
Dow Jones U.S. Total Stock Market Index	30.00	13.29	1.53
MSCI All Country World Index ex USA (International)	14.48	3.17	-4.12

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.16%	6.19%	6.53%
Barclays Municipal Bond Index (Broad tax-exempt market)	8.32	5.99	6.06
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.63

CPI
Consumer Price Index	1.99%	2.33%	2.11%

3

long-term bonds were particularly strong as they benefited from the Federal Reserve’s bond-buying program.

As bond prices rose, the yield of the 10-year U.S. Treasury note fell to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.) By the end of the period, the yield had climbed, but it still remained low by historical standards.

Bondholders have enjoyed years of strong returns. But as Tim Buckley, our incoming chief investment officer, has noted, investors shouldn’t be surprised if future results are much more modest. As yields tumble, the scope for further declines—and price increases—diminishes.

The Federal Reserve announced on September 13 that it would continue to hold its target for short-term interest rates between 0% and 0.25% at least through mid-2015. The exceptionally low rates, in place since late 2008, kept a tight lid on returns from money market funds and savings accounts.

Energy stock selections contributed to results

The advisor’s computer models (described in the Advisor’s Report that follows this letter) seek stocks with the strong financial characteristics that can produce outstanding results over time. Unlike mutual funds that pay less attention to risk control, the approach aims to produce a lot of “singles,” rather than “home runs.”

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Strategic Small-Cap Equity Fund	0.43%	1.37%

The fund expense ratio shown is from the prospectus dated January 26, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2012, the fund’s expense ratio was 0.38%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Small-Cap Core Funds.

The advisor made particularly effective selections in the energy sector, which gained ground on the strength of holdings in oil and gas refinery and marketing companies. Selections were also strong in industrials—especially among industrial distributors, electrical equipment makers, and commercial printers—and in consumer staples—particularly among packaged food and food-market companies.

Despite double-digit returns, other sectors held back fund results relative to their counterparts in the benchmark. In health care, results were dampened by pharmaceutical companies and providers of health care equipment and facilities. Computer software and hardware firms trimmed returns among the fund’s information technology selections.

The fund’s challenging start is still affecting long-term returns

The Strategic Small-Cap Equity Fund’s performance during its initial years of operation continues to weigh on longer-term results. Those years included the financial crisis, a severe bear market, and a market environment that blunted the effectiveness of the stock-selection models used by this fund and many competing quantitative portfolios.

As a result, the fund’s average return since inception is about half that of its benchmark index, though about on a par with peer-group funds.

The returns for the fund and its benchmarks are far lower than investors expect from stock funds—a gauge of how unusual the recent market has been.

Total Returns
Inception Through September 30, 2012
Average
Annual Return
Strategic Small-Cap Equity Fund (Returns since inception: 4/24/2006)	2.12%
MSCI US Small Cap 1750 Index	4.09
Small-Cap Core Funds Average	1.90
Small-Cap Core Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Another measure of how heavily the fund’s rough start has weighed on long-term performance is a comparison of its first three years of returns with those of the past three. For the three years ended September 30, 2009, the fund’s annualized return was –7.82%, compared with –2.86% for its benchmark index and –5.22% for its peer group. For the three years ended September 30, 2012, the fund’s annualized return was 15.38%, compared with 14.17% for its index and 12.12% for peers.

We’re aware that market characteristics can change and favor, or disfavor, an investing style. We are confident that the methodology used by Vanguard Equity Investment Group will, over time, accomplish the goal of maintaining the risk profile of the fund’s benchmark while providing competitive returns.

The lessons of the financial crisis remain relevant four years later

In September, the end of your fund’s fiscal year, we marked the fourth anniversary of Lehman Brothers’ collapse, the start of the 2008–2009 financial crisis. When the Lehman news broke, I was speaking to institutional clients at an event in Washington, D.C., all of three weeks into my new role as Vanguard’s CEO.

In the ensuing months, I was struck both by how fortunate I was to work with a great team of Vanguard “crew” and by the remarkable steadiness demonstrated by our clients. Many clients experienced significant losses, but signs of panic were few. On balance, they remained committed to their long-term investment programs and managed to benefit from the financial markets’ subsequent recovery.

A note on expense ratios

The Expense Ratios table in each report’s Chairman’s Letter displays fund expense ratios from the most recent prospectus. These figures include the funds’ actual operating expenses. For some funds, the figures also include “acquired fund fees and expenses,” which result from the funds’ holdings in business development companies (BDCs).

Although the Securities and Exchange Commission requires that BDC costs be included in a fund’s expense ratio, these fees are not incurred by the fund. They have no impact on a fund’s total return or on its tracking error relative to an index. A footnote to the Expense Ratios table reports an annualized calculation of the fund’s actual expenses for the period, a more relevant tally of the operating costs incurred by shareholders.

6

As the crisis recedes further in time, it’s important not to lose sight of the lessons that it illuminated about investing and sound financial practices generally. First among those lessons is that diversification does work. Diversification didn’t immunize investors from the market’s decline, but it certainly helped to insulate them from the worst of it.

Second, saving money and living within your means are critical. Investors are acting on this lesson as they pay off debt, which is a form of saving, and increase their savings rates from the dangerously low levels that prevailed before the crisis.

Third, having the courage to stick with a sound investment plan—as so many of our clients did—is important during volatile, uncertain times. Investors who resisted the urge to bail out of stocks at the depths of the crisis have largely been rewarded in the succeeding years.

I am very optimistic that, if investors embrace these lessons, they can give themselves a better chance of reaching their long-term goals. As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

Chairman and Chief Executive Officer October 16, 2012

7

Advisor’s Report

For the fiscal year ended September 30, 2012, the Strategic Small-Cap Equity Fund returned 31.38%, falling short of the 32.29% gain of the benchmark MSCI US Small Cap 1750 Index. The year presented very different halves. In the first six months, small-capitalization stocks rose sharply—almost 30%. In the second half, they slowed dramatically, moving ahead by less than 2%.

Small-cap stocks, the focus of your investment in the fund, outpaced their large-cap counterparts, as reflected in the MSCI US Prime Market 750 Index, by about 2 percentage points. Although all ten sector groups generated positive returns within the fund’s benchmark, the best performers were health care, materials, and consumer discretionary companies. Utility and energy companies were the laggards among the benchmark’s sectors.

Equity markets have staged quite a rally since last fall, but investor unease and economic worries are still prominent.

A “fiscal cliff” scenario could send the United States into recession if not resolved, and investors are concerned anew about the Eurozone crisis and slowing growth in China. Add to that stagnant employment, election-year uncertainty, and a lack of clarity on corporate profits, and it’s easy to see why investors’ appetite for riskier assets may be put on hold for a while. Market volatility has declined substantially during this period, but it is likely to persist amid our unresolved budget, deficit, and employment problems and anemic world economic growth.

Although these macro factors affect overall portfolio performance, our approach to investing focuses on specific stock fundamentals and employs five components: • Valuation, which measures the price we pay for earnings and cash flows.

• Growth, which considers the growth of earnings as a factor in how much we pay for them.

• Management decisions, which assesses the actions taken by company management that signal its informed opinions regarding a firm’s prospects and earnings.

• Market sentiment, which captures how investors reflect their opinions of a company through their activity in the market.

• Quality, which measures balance-sheet strength and the sustainability of earnings.

Using these components, we assess stocks by comparing companies within an industry group.

For the 12-month period, our stock selection results were mixed. Our management decisions and quality indicators were effective in distinguishing outperformers from underperformers, but our valuation and market sentiment indicators detracted from results.

8

Our selection results were positive in seven of ten sectors and negative in three. Selections in energy, industrials, and consumer staples added the most to our relative returns. In energy, Delek US Holdings, HollyFrontier, and CVR Energy were the standouts. In industrials, United Rentals, Amerco, and Deluxe were the largest contributors, as were B&G Foods, Susser Holdings, and Boston Beer in consumer staples. Selection results were most disappointing in health care and technology. Among health care companies, Invacare, Health Net, and AVEO Pharmaceuticals did not perform as expected and detracted from results. In information technology, the same was true for MercadoLibre, GT Technologies, and Powerwave Technologies.

Although we cannot predict with certainty the impact of broader political or economic events, we are confident that the stock market will provide worthwhile returns for long-term investors. With that in mind, we believe that equity exposure will continue to be an important part of a diversified investment plan.

We thank you for your investment and look forward to the new fiscal year.

Portfolio Managers:

James D. Troyer, CFA, Principal

James P. Stetler, Principal

Michael R. Roach, CFA

Vanguard Equity Investment Group

October 19, 2012

9

Strategic Small-Cap Equity Fund

Fund Profile
As of September 30, 2012

Portfolio Characteristics
			DJ
		MSCI US	U.S. Total
		Small Cap	Market
	Fund 1750 Index		Index
Number of Stocks	314	1,730	3,638
Median Market Cap	$1.6B	$1.7B	$35.6B
Price/Earnings Ratio	15.4x	23.3x	17.0x
Price/Book Ratio	1.9x	1.9x	2.2x
Return on Equity	9.4%	9.0%	18.0%
Earnings Growth Rate	8.4%	5.6%	10.4%
Dividend Yield	1.3%	1.4%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	66%	—	—
Ticker Symbol	VSTCX	—	—
Expense Ratio[1]	0.43%	—	—
30-Day SEC Yield	0.92%	—	—
Short-Term Reserves	0.1%	—	—

Sector Diversification (% of equity exposure)
			DJ
		MSCI US	U.S. Total
		Small Cap	Market
	Fund 1750 Index		Index
Consumer Discretionary 14.0%		13.4%	12.0%
Consumer Staples	3.6	3.1	9.5
Energy	5.9	5.5	10.4
Financials	21.9	22.3	16.0
Health Care	12.6	12.9	11.9
Industrials	16.0	16.1	10.6
Information Technology 16.7		16.5	19.2
Materials	5.3	5.8	3.9
Telecommunication
Services	0.4	0.8	2.9
Utilities	3.6	3.6	3.6

Volatility Measures
		DJ
	MSCI US	U.S. Total
	Small Cap	Market
	1750 Index	Index
R-Squared	0.99	0.92
Beta	1.01	1.25

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Cadence Design
Systems Inc.	Application Software	0.8%
Cubist Pharmaceuticals
Inc.	Biotechnology	0.8
Pharmacyclics Inc.	Biotechnology	0.7
Brinker International Inc. Restaurants		0.7
American Capital Ltd.	Asset Management
	& Custody Banks	0.7
CoreLogic Inc.	Data Processing &
	Outsourced Services	0.7
MAXIMUS Inc.	IT Consulting &
	Other Services	0.7
Lender Processing	Data Processing &
Services Inc.	Outsourced Services	0.7
Charles River
Laboratories	Life Sciences Tools &
International Inc.	Services	0.7
ProAssurance Corp.	Property & Casualty
	Insurance	0.7
Top Ten		7.2%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 26, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2012, the expense ratio was 0.38%.

Strategic Small-Cap Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: April 24, 2006, Through September 30, 2012
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended September 30, 2012
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(4/24/2006)	Investment
	Strategic Small-Cap Equity Fund	31.38%	1.34%	2.12%	$11,449
••••••••	MSCI US Small Cap 1750 Index	32.29	3.36	4.09	12,942
– – – –	Small-Cap Core Funds Average	28.66	1.19	1.90	11,290
	Dow Jones U.S. Total Stock Market
	Index	30.00	1.53	3.91	12,803

Small-Cap Core Funds Average: Derived from data provided by Lipper Inc.
"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

11

Strategic Small-Cap Equity Fund

Fiscal-Year Total Returns (%): April 24, 2006, Through September 30, 2012

12

Strategic Small-Cap Equity Fund

Financial Statements

Statement of Net Assets
As of September 30, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.6%)[1]
Consumer Discretionary (13.9%)
	Brinker International Inc.	54,200	1,913
*	ANN Inc.	46,500	1,754
	Dillard’s Inc. Class A	23,950	1,732
	Domino’s Pizza Inc.	45,300	1,708
	Thor Industries Inc.	46,400	1,685
*	Smith & Wesson Holding
	Corp.	147,700	1,626
	Jarden Corp.	30,600	1,617
*	Fifth & Pacific Cos. Inc.	118,700	1,517
	Movado Group Inc.	43,800	1,477
	Brown Shoe Co. Inc.	89,000	1,427
	Foot Locker Inc.	40,100	1,424
*	Papa John’s International
	Inc.	25,115	1,341
	Sinclair Broadcast Group
	Inc. Class A	119,604	1,341
	Regal Entertainment Group
	Class A	90,900	1,279
*	Asbury Automotive Group
	Inc.	43,900	1,227
*	Coinstar Inc.	25,400	1,143
*	Journal Communications
	Inc. Class A	209,375	1,089
	Buckle Inc.	23,100	1,049
	Dana Holding Corp.	79,600	979
	Cheesecake Factory Inc.	27,100	969
	Pier 1 Imports Inc.	44,400	832
*	LeapFrog Enterprises Inc.	88,900	802
*	Corinthian Colleges Inc.	319,100	759
*	Conn’s Inc.	32,300	712
*	Crocs Inc.	42,900	695
	Cinemark Holdings Inc.	29,700	666
*	Tenneco Inc.	22,000	616
	Ameristar Casinos Inc.	31,900	568
*	Express Inc.	25,200	373
*	Vitamin Shoppe Inc.	5,500	321

	Cracker Barrel Old Country
	Store Inc.	3,200	215
	Churchill Downs Inc.	3,000	188
*	McClatchy Co. Class A	78,700	176
	Cato Corp. Class A	3,800	113
	Cooper Tire & Rubber Co.	5,600	107
*	Sonic Corp.	8,200	84
	Core-Mark Holding Co. Inc.	1,700	82
	Aaron’s Inc.	2,800	78
	Stage Stores Inc.	3,600	76
	Brunswick Corp.	3,300	75
	Speedway Motorsports Inc.	4,300	66
*	Zumiez Inc.	2,100	58
	Blyth Inc.	1,800	47
			36,006
Consumer Staples (3.6%)
*	Dean Foods Co.	107,900	1,764
	B&G Foods Inc. Class A	52,400	1,588
	Nu Skin Enterprises Inc.
	Class A	38,500	1,495
*	Susser Holdings Corp.	38,800	1,403
*	Pilgrim’s Pride Corp.	214,700	1,097
*	Rite Aid Corp.	653,400	765
	Universal Corp.	12,900	657
	Herbalife Ltd.	2,800	133
*	Central Garden and Pet Co.
	Class A	10,500	127
*	USANA Health Sciences
	Inc.	2,600	121
	Sanderson Farms Inc.	2,500	111
			9,261
Energy (5.9%)
*	Rosetta Resources Inc.	35,600	1,705
	Western Refining Inc.	61,000	1,597
*	Helix Energy Solutions
	Group Inc.	86,500	1,580
	Delek US Holdings Inc.	57,100	1,456
	HollyFrontier Corp.	33,634	1,388
*	Vaalco Energy Inc.	158,300	1,354

13

Strategic Small-Cap Equity Fund

			Market
			Value
		Shares	($000)
*	Stone Energy Corp.	52,300	1,314
*	EPL Oil & Gas Inc.	62,300	1,264
	Energy XXI Bermuda Ltd.	30,900	1,080
*	Oil States International Inc.	12,160	966
	Crosstex Energy Inc.	63,600	892
*	Parker Drilling Co.	77,100	326
*	Hornbeck Offshore
	Services Inc.	4,400	161
*	Rentech Inc.	34,000	84
*	Cloud Peak Energy Inc.	4,200	76
			15,243
Financials (21.9%)
*	American Capital Ltd.	164,300	1,863
	ProAssurance Corp.	19,980	1,807
	Allied World Assurance
	Co. Holdings AG	21,400	1,653
	CVB Financial Corp.	130,100	1,553
	Protective Life Corp.	58,900	1,544
	CNO Financial Group Inc.	157,700	1,522
	Cathay General Bancorp	87,700	1,514
	Umpqua Holdings Corp.	112,900	1,455
	Nelnet Inc. Class A	60,048	1,426
	Heartland Financial USA Inc.	51,500	1,404
*	World Acceptance Corp.	20,800	1,403
	Chemical Financial Corp.	57,900	1,401
	Webster Financial Corp.	54,830	1,299
*	Credit Acceptance Corp.	15,112	1,292
	Cash America International
	Inc.	31,613	1,219
	Extra Space Storage Inc.	34,100	1,134
	Apartment Investment &
	Management Co. Class A	42,100	1,094
	CBL & Associates
	Properties Inc.	50,900	1,086
	Douglas Emmett Inc.	46,700	1,077
	Republic Bancorp Inc.
	Class A	46,854	1,028
	WesBanco Inc.	49,411	1,023
	Post Properties Inc.	20,400	978
	Omega Healthcare
	Investors Inc.	42,500	966
	Entertainment Properties
	Trust	20,900	929
	Brandywine Realty Trust	72,400	883
*	Forest City Enterprises Inc.
	Class A	54,700	867
	DCT Industrial Trust Inc.	132,700	859
	Oritani Financial Corp.	55,800	840
	Lexington Realty Trust	86,300	834
	Provident Financial Services
	Inc.	52,500	829
	RLJ Lodging Trust	43,600	825
*	First Industrial Realty Trust
	Inc.	61,800	812
	Highwoods Properties Inc.	23,700	773

	DiamondRock Hospitality
	Co.	80,000	770
	PacWest Bancorp	32,900	769
	MarketAxess Holdings Inc.	24,300	768
	National Retail Properties
	Inc.	24,900	759
	Sun Communities Inc.	17,200	759
*	Sunstone Hotel Investors
	Inc.	68,800	757
*	St. Joe Co.	37,800	737
	PrivateBancorp Inc. Class A	46,000	736
*	Strategic Hotels & Resorts
	Inc.	119,700	719
	Mack-Cali Realty Corp.	26,900	716
*	Alexander & Baldwin Inc.	23,800	703
	Pennsylvania REIT	44,100	699
	Ramco-Gershenson
	Properties Trust	53,800	674
	Inland Real Estate Corp.	80,400	663
	CapitalSource Inc.	86,200	653
	Washington Federal Inc.	38,000	634
	Cedar Realty Trust Inc.	112,700	595
	CapLease Inc.	113,100	585
	Old National Bancorp	41,100	559
	Camden Property Trust	7,700	497
	DDR Corp.	30,500	469
	FBL Financial Group Inc.
	Class A	8,000	266
	Associated Banc-Corp	19,300	254
	Cardinal Financial Corp.	17,700	253
	Community Trust Bancorp
	Inc.	6,600	235
	Sterling Financial Corp.	9,600	214
	Bancfirst Corp.	4,500	193
	Montpelier Re Holdings Ltd.	8,000	177
	Equity One Inc.	7,600	160
*	Citizens Republic Bancorp
	Inc.	8,200	159
	Primerica Inc.	5,500	158
	Medical Properties Trust
	Inc.	14,700	154
	MainSource Financial Group
	Inc.	11,200	144
	GAMCO Investors Inc.	2,200	109
*	Netspend Holdings Inc.	10,200	100
	United Fire Group Inc.	3,600	90
	Horace Mann Educators
	Corp.	4,400	80
	Washington Trust Bancorp
	Inc.	3,000	79
	Great Southern Bancorp Inc.	2,500	77
*	National Financial Partners
	Corp.	4,200	71
	BRE Properties Inc.	1,500	70
	MB Financial Inc.	3,400	67

14

Strategic Small-Cap Equity Fund

			Market
			Value
		Shares	($000)
*	NewStar Financial Inc.	5,600	67
	Synovus Financial Corp.	26,900	64
	Kansas City Life Insurance
	Co.	1,600	62
	American Campus
	Communities Inc.	1,100	48
			56,764
Health Care (12.6%)
*	Cubist Pharmaceuticals Inc.	41,200	1,964
*	Pharmacyclics Inc.	29,800	1,922
*	Charles River Laboratories
	International Inc.	45,700	1,810
	PDL BioPharma Inc.	204,100	1,570
*	WellCare Health Plans Inc.	27,100	1,532
*	Auxilium Pharmaceuticals
	Inc.	60,900	1,490
*	Community Health Systems
	Inc.	49,800	1,451
*	Team Health Holdings Inc.	53,400	1,449
*	Magellan Health Services
	Inc.	26,700	1,378
*	Health Net Inc.	60,200	1,355
*	Cyberonics Inc.	25,400	1,331
	Chemed Corp.	19,000	1,317
*	LifePoint Hospitals Inc.	30,700	1,313
*	PAREXEL International
	Corp.	39,600	1,218
*	Medicines Co.	42,200	1,089
*	Molina Healthcare Inc.	39,709	999
	Analogic Corp.	12,700	993
*	Pozen Inc.	132,200	876
*	Affymax Inc.	39,800	838
^,*	Questcor Pharmaceuticals
	Inc.	35,200	651
*	Acorda Therapeutics Inc.	25,400	650
*	Thoratec Corp.	16,400	567
	West Pharmaceutical
	Services Inc.	10,600	563
*	Genomic Health Inc.	16,200	562
*	SurModics Inc.	24,631	498
*	Salix Pharmaceuticals Ltd.	11,100	470
*	ICU Medical Inc.	5,000	302
*	Gentiva Health Services Inc.	25,800	292
*	Par Pharmaceutical Cos. Inc.	5,300	265
*	Abaxis Inc.	6,600	237
*	Wright Medical Group Inc.	10,200	226
*	ABIOMED Inc.	10,500	220
*	Bio-Reference Labs Inc.	6,700	191
*	Select Medical Holdings
	Corp.	15,900	179
*	Orthofix International NV	3,900	175
*	Affymetrix Inc.	33,000	143
*	RTI Biologics Inc.	27,400	114
*	HealthSouth Corp.	4,200	101
	STERIS Corp.	2,500	89

*	Isis Pharmaceuticals Inc.	5,600	79
*	Universal American Corp.	8,200	76
	Young Innovations Inc.	1,600	63
			32,608
Industrials (15.9%)
	Deluxe Corp.	56,300	1,721
	Toro Co.	43,200	1,719
*	Alaska Air Group Inc.	48,800	1,711
	Triumph Group Inc.	26,500	1,657
*	WESCO International Inc.	28,300	1,619
	Actuant Corp. Class A	54,100	1,548
	Amerco Inc.	14,500	1,542
	Applied Industrial
	Technologies Inc.	37,200	1,541
	AZZ Inc.	39,600	1,504
*	US Airways Group Inc.	138,300	1,447
	Mine Safety Appliances Co.	38,100	1,420
	Barnes Group Inc.	56,700	1,418
*	JetBlue Airways Corp.	286,500	1,372
*	EnerSys Inc.	38,676	1,365
	Cascade Corp.	24,691	1,352
	Aircastle Ltd.	117,500	1,331
	Trinity Industries Inc.	43,500	1,304
	NACCO Industries Inc.
	Class A	10,342	1,297
	Sauer-Danfoss Inc.	30,400	1,222
*	Moog Inc. Class A	31,299	1,185
*	Navigant Consulting Inc.	104,500	1,155
	Belden Inc.	31,100	1,147
*	Kadant Inc.	46,585	1,080
	Armstrong World Industries
	Inc.	23,200	1,076
	Steelcase Inc. Class A	103,300	1,018
*	USG Corp.	43,500	955
	Lincoln Electric Holdings
	Inc.	20,000	781
*	Exponent Inc.	12,000	685
	Standex International Corp.	15,100	671
	G&K Services Inc. Class A	17,900	561
	Robbins & Myers Inc.	6,300	376
	US Ecology Inc.	15,031	324
	FreightCar America Inc.	16,400	292
	Apogee Enterprises Inc.	13,000	255
	United Stationers Inc.	8,200	213
	SkyWest Inc.	19,900	206
*	Swift Transportation Co.	21,300	184
	AO Smith Corp.	3,100	178
*	Taser International Inc.	23,800	144
	Kimball International Inc.
	Class B	9,600	117
*	Northwest Pipe Co.	4,600	113
*	Pacer International Inc.	24,700	98
	GATX Corp.	2,200	93
*	Spirit Airlines Inc.	3,800	65

15

Strategic Small-Cap Equity Fund

			Market
			Value
		Shares	($000)
	Universal Forest Products
	Inc.	1,500	62
*	Saia Inc.	2,800	56
			41,180
Information Technology (16.6%)
*	Cadence Design Systems
	Inc.	154,800	1,991
*	CoreLogic Inc.	70,000	1,857
	MAXIMUS Inc.	30,866	1,843
	Lender Processing Services
	Inc.	65,400	1,824
*	Brocade Communications
	Systems Inc.	300,000	1,774
	Fair Isaac Corp.	36,400	1,611
	Diebold Inc.	46,800	1,578
*	Tech Data Corp.	31,400	1,422
*	Cardtronics Inc.	47,600	1,417
*	CACI International Inc.
	Class A	27,250	1,411
*	Global Cash Access
	Holdings Inc.	173,400	1,396
*	Gartner Inc.	29,600	1,364
*	Unisys Corp.	64,712	1,347
*	Kulicke & Soffa Industries
	Inc.	128,900	1,341
	Anixter International Inc.	23,200	1,333
*	Liquidity Services Inc.	25,154	1,263
*	AOL Inc.	35,300	1,244
*	Manhattan Associates Inc.	21,200	1,214
*	Advanced Energy Industries
	Inc.	96,800	1,193
*	Insight Enterprises Inc.	67,348	1,177
*	OSI Systems Inc.	15,100	1,175
*	Spansion Inc. Class A	97,100	1,157
*	Entegris Inc.	140,300	1,141
*	SYNNEX Corp.	32,500	1,059
*	CommVault Systems Inc.	18,000	1,057
*	Teradyne Inc.	61,531	875
*	Ciena Corp.	54,500	741
*	Synaptics Inc.	30,000	721
*	Itron Inc.	14,800	639
	Heartland Payment Systems
	Inc.	19,400	615
*	Plexus Corp.	17,700	536
	Plantronics Inc.	13,800	488
*	Quantum Corp.	266,700	429
*	Entropic Communications
	Inc.	70,900	413
	NIC Inc.	27,100	401
*	Silicon Graphics International
	Corp.	41,500	378
*	MicroStrategy Inc. Class A	1,900	255
*	NCR Corp.	8,700	203
*	Volterra Semiconductor Corp. 9,200		201

		Shares	($000)
*	Magnachip Semiconductor
	Corp.	14,800	175
*	DSP Group Inc.	23,700	141
	Jack Henry & Associates Inc.	3,000	114
*	Parametric Technology Corp.	4,900	107
*	MaxLinear Inc.	15,000	100
*	Ancestry.com Inc.	3,000	90
	Pulse Electronics Corp.	89,800	74
*	TNS Inc.	4,900	73
*	Acxiom Corp.	4,000	73
*	CSG Systems International
	Inc.	3,000	67
			43,098
Materials (5.3%)
	NewMarket Corp.	7,300	1,799
	Rockwood Holdings Inc.	36,200	1,687
	Buckeye Technologies Inc.	45,100	1,446
	Georgia Gulf Corp.	35,900	1,300
	Myers Industries Inc.	80,500	1,258
	Neenah Paper Inc.	38,444	1,101
*	Coeur d’Alene Mines Corp.	30,900	891
	Cytec Industries Inc.	13,100	858
	PH Glatfelter Co.	45,700	814
	Westlake Chemical Corp.	10,300	753
	Koppers Holdings Inc.	16,200	566
	Haynes International Inc.	9,400	490
*	Graphic Packaging Holding
	Co.	57,700	335
*	Chemtura Corp.	15,700	270
*	WR Grace & Co.	2,300	136
	Wausau Paper Corp.	10,700	99
			13,803
Telecommunication Services (0.4%)
*	Premiere Global Services
	Inc.	85,300	797
	Atlantic Tele-Network Inc.	3,600	155
			952
Utilities (3.5%)
	PNM Resources Inc.	79,100	1,664
	Portland General Electric
	Co.	58,700	1,587
	Laclede Group Inc.	26,000	1,118
	Avista Corp.	42,600	1,097
	NorthWestern Corp.	28,900	1,047
	Atmos Energy Corp.	24,400	873
	Vectren Corp.	21,700	621
	Cleco Corp.	11,200	470
	MGE Energy Inc.	8,500	450
	American States Water Co.	3,400	151
	CH Energy Group Inc.	1,500	98
			9,176
Total Common Stocks
(Cost $221,859)			258,091

16

Strategic Small-Cap Equity Fund

		Market
		Value
	Shares	($000)
Temporary Cash Investments (0.6%)[1]
Money Market Fund (0.5%)
[2,3] Vanguard Market
Liquidity Fund, 0.163% 1,293,000		1,293

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
[4,5] Federal Home Loan Bank
Discount Notes, 0.130%,
10/19/12	200	200
Total Temporary Cash Investments
(Cost $1,494)		1,493
Total Investments (100.2%)
(Cost $223,353)		259,584
Other Assets and Liabilities (-0.2%)
Other Assets		740
Liabilities[3]		(1,149)
		(409)
Net Assets (100%)
Applicable to 12,126,999 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		259,175
Net Asset Value Per Share		$21.37

At September 30, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	258,296
Undistributed Net Investment Income	1,519
Accumulated Net Realized Losses	(36,842)
Unrealized Appreciation (Depreciation)
Investment Securities	36,231
Futures Contracts	(29)
Net Assets	259,175

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $96,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $99,000 of collateral received for securities on loan.
4 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
See accompanying Notes, which are an integral part of the Financial Statements.

17

Strategic Small-Cap Equity Fund

Statement of Operations

Year Ended
September 30, 2012
($000)
Investment Income
Income
Dividends	3,764
Interest[1]	3
Security Lending	94
Total Income	3,861
Expenses
The Vanguard Group—Note B
Investment Advisory Services	236
Management and Administrative	609
Marketing and Distribution	60
Custodian Fees	14
Auditing Fees	28
Shareholders’ Reports	8
Total Expenses	955
Net Investment Income	2,906
Realized Net Gain (Loss)
Investment Securities Sold	15,363
Futures Contracts	221
Realized Net Gain (Loss)	15,584
Change in Unrealized Appreciation (Depreciation)
Investment Securities	47,996
Futures Contracts	54
Change in Unrealized Appreciation (Depreciation)	48,050
Net Increase (Decrease) in Net Assets Resulting from Operations	66,540
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Strategic Small-Cap Equity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,906	2,186
Realized Net Gain (Loss)	15,584	27,197
Change in Unrealized Appreciation (Depreciation)	48,050	(41,074)
Net Increase (Decrease) in Net Assets Resulting from Operations	66,540	(11,691)
Distributions
Net Investment Income	(2,511)	(1,572)
Realized Capital Gain	—	—
Total Distributions	(2,511)	(1,572)
Capital Share Transactions
Issued	45,193	142,411
Issued in Lieu of Cash Distributions	2,343	1,479
Redeemed	(75,381)	(85,734)
Net Increase (Decrease) from Capital Share Transactions	(27,845)	58,156
Total Increase (Decrease)	36,184	44,893
Net Assets
Beginning of Period	222,991	178,098
End of Period[1]	259,175	222,991
1 Net Assets—End of Period includes undistributed net investment income of $1,519,000 and $1,124,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Strategic Small-Cap Equity Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$16.44	$16.53	$14.32	$16.60	$21.28
Investment Operations
Net Investment Income	.238	.176	.154	.145	.160
Net Realized and Unrealized Gain (Loss)
on Investments	4.888	(.126)	2.216	(2.257)	(4.479)
Total from Investment Operations	5.126	.050	2.370	(2.112)	(4.319)
Distributions
Dividends from Net Investment Income	(.196)	(.140)	(.160)	(.168)	(.210)
Distributions from Realized Capital Gains	—	—	—	—	(.151)
Total Distributions	(.196)	(.140)	(.160)	(.168)	(.361)
Net Asset Value, End of Period	$21.37	$16.44	$16.53	$14.32	$16.60

Total Return[1]	31.38%	0.20%	16.70%	-12.48%	-20.50%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$259	$223	$178	$165	$200
Ratio of Total Expenses to Average Net Assets	0.38%	0.38%	0.43%	0.43%	0.38%
Ratio of Net Investment Income to
Average Net Assets	1.16%	0.89%	0.98%	1.18%	0.83%
Portfolio Turnover Rate	66%	64%	66%	76%	99%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Strategic Small-Cap Equity Fund

Notes to Financial Statements

Vanguard Strategic Small-Cap Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2012, the fund’s average investment in futures contracts represented less than 1% of net assets, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

21

Strategic Small-Cap Equity Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2012, the fund had contributed capital of $36,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	258,091	—	—
Temporary Cash Investments	1,293	200	—
Futures Contracts—Liabilities[1]	(8)	—	—
Total	259,376	200	—
1 Represents variation margin on the last day of the reporting period.

D. At September 30, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	December 2012	13	1,085	(29)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

22

Strategic Small-Cap Equity Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2012, the fund had $1,945,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $19,202,000 to offset taxable capital gains realized during the year ended September 30, 2012. At September 30, 2012, the fund had available capital losses totaling $36,878,000 to offset future net capital gains. Of this amount, $33,186,000 is subject to expiration on September 30, 2018. Capital losses of $3,692,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At September 30, 2012, the cost of investment securities for tax purposes was $223,353,000. Net unrealized appreciation of investment securities for tax purposes was $36,231,000, consisting of unrealized gains of $43,501,000 on securities that had risen in value since their purchase and $7,270,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2012, the fund purchased $165,693,000 of investment securities and sold $191,952,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended September 30,
	2012	2011
	Shares	Shares
	(000)	(000)
Issued	2,260	7,150
Issued in Lieu of Cash Distributions	128	79
Redeemed	(3,827)	(4,435)
Net Increase (Decrease) in Shares Outstanding	(1,439)	2,794

H. In preparing the financial statements as of September 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

23

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Strategic Small-Cap Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Strategic Small-Cap Equity Fund (constituting a separate portfolio of Vanguard Horizon Funds, hereafter referred to as the “Fund”) at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 12, 2012

Special 2012 tax information (unaudited) for Vanguard Strategic Small-Cap Equity Fund

This information for the fiscal year ended September 30, 2012, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $2,511,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

24

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2012. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Strategic Small-Cap Equity Fund
Periods Ended September 30, 2012

			Since
	One	Five	Inception
	Year	Years	(4/24/2006)
Returns Before Taxes	31.38%	1.34%	2.12%
Returns After Taxes on Distributions	31.17	1.13	1.94
Returns After Taxes on Distributions and Sale of Fund Shares	20.61	1.08	1.77

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended September 30, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Strategic Small-Cap Equity Fund	3/31/2012	9/30/2012	Period
Based on Actual Fund Return	$1,000.00	$1,011.36	$1.92
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.16	1.93

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.38%. The dollar amounts shown as “Expenses Paid” are equal to the expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent
12-month period.

27

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

28

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Michael S. Miller
Industries, Inc. (forklift trucks/housewares/lignite);	Kathleen C. Gubanich	James M. Norris
Director of Goodrich Corporation (industrial products/	Paul A. Heller	Glenn W. Reed
aircraft systems and services) and the National	Martha G. King	George U. Sauter
Association of Manufacturers; Chairman of the Board	Chris D. McIsaac
of the Federal Reserve Bank of Cleveland and of
University Hospitals of Cleveland; Advisory Chairman
Chairman Emeritus and Senior Advisor
of the Board of The Cleveland Museum of Art.
John J. Brennan
Peter F. Volanakis
Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal
Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);
John C. Bogle
Overseer of the Amos Tuck School of Business
Chairman and Chief Executive Officer, 1974–1996
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
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Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6150 112012

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2012: $122,000
Fiscal Year Ended September 30, 2011: $122,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2012: $4,809,780
Fiscal Year Ended September 30, 2011: $3,978,540

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2012: $1,812,565
Fiscal Year Ended September 30, 2011: $1,341,750

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended September 30, 2012: $490,518
Fiscal Year Ended September 30, 2011: $373,830

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended September 30, 2012: $16,000
Fiscal Year Ended September 30, 2011: $16,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2012: $506,518
Fiscal Year Ended September 30, 2011: $389,830

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD HORIZON FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 16, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD HORIZON FUNDS
BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: November 16, 2012
VANGUARD HORIZON FUNDS
BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: November 16, 2012

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number
2-11444, Incorporated by Reference.